MORGAN
GRENFELL
INVESTMENT
TRUST

ANNUAL
REPORT

OCTOBER 31, 1996

Dear Fellow Shareholder:

On behalf of the Board of Trustees of the Morgan Grenfell Investment Trust, I would like to express our appreciation for your continued support of our mutual funds. Our goal, as always, remains to provide a broad range of funds, each with specialist management teams delivering strong investment results.

The performance for each of our funds for the twelve month period ended October 31, 1996 is described in the pages that follow. This period represented dramatic appreciation in the U.S. markets, with growth also experienced in the international markets. Our domestic and international funds performed well during this period, generally adding value to their relative benchmarks.

This period also saw the addition of another fund to our selection of funds -- the European Equity Fund, which commenced operations on September 3, 1996. Since this Fund has been in operation for less than six months, a further discussion in the Management Discussion and Analysis will be forthcoming in the Trust's Semi-Annual review in April 1997.

As of October 31, 1996, total assets amounted to more than $1.5 billion for the thirteen funds now available. We continue to search for ways to further enhance our shareholders' value by offering new funds to provide greater flexibility and diversification. Again, thank you for your support and trust.



Sincerely,


/S/ SIGNATURE
James E. Minnick
President,
Morgan Grenfell Investment Trust

TABLE OF CONTENTS
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND
   PERFORMANCE.........................................................  5
STATEMENT OF NET ASSETS................................................ 17
STATEMENT OF OPERATIONS................................................ 56
STATEMENT OF CHANGES IN NET ASSETS..................................... 58
FINANCIAL HIGHLIGHTS................................................... 61
NOTES TO FINANCIAL STATEMENTS.......................................... 63
REPORT OF INDEPENDENT ACCOUNTANTS...................................... 70
NOTICE TO SHAREHOLDERS................................................. 71

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

MUNICIPAL BOND FUND

     Since the Morgan Grenfell Municipal Bond Fund's inception in December 1991, we have sought to provide shareholders with a high level of current tax exempt income without investing exclusively in long term bonds in order to obtain this high level of income. We have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. Credit quality is restricted to investment grade equivalent securities and approximately 40% of the portfolio has the highest quality rating of AAA.
     Interest rates rose slightly during the fiscal year ended October 31, 1996, as evidenced by the modest rise in the yield on the five year AAA General Obligation from 4.43% to 4.60%. Nonetheless, the Fund's net asset value rose from $10.86 to $10.99 during this period. Adding this increase in principal value to the income received, a total return of 6.90% was generated by the Fund for the period. For comparison, the Lehman Brothers Seven Year General Obligations Index posted a return of 4.75% over the same time period.

========================================================
                      MUNICIPAL BOND FUND
========================================================
                AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                                 Annualized  Annualized
                        1 Year     3 Year     Inception
                        Return     Return      to Date
--------------------------------------------------------
Municipal Bond Fund      6.90%      5.79%       8.93%
--------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, VERSUS THE LEHMAN BROTHERS 7-YEAR G.O. INDEX.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Municipal Bond Fund from December 31, 1991 through October 31, 1996 as compared with the growth of a $250,000 investment in the Lehman Brothers 7 Year General Obligation Index. The plot points used to draw the line graph were as follows:

Period Ended               Growth of $250,000        Growth of $250,000
                           Invested in Morgan        Invested in the Lehman
                           Grenfell Municipal        Brothers 7 Year G.0. Index
                           Bond Fund

12/31/91                   $250,000                  $250,000
10/31/92                   $271,838                  $263,748
10/31/93                   $311,771                  $295,108
10/31/94                   $311,366                  $289,146
10/31/95                   $345,305                  $325,839
10/31/96                   $369,131                  $341,316


*COMMENCED OPERATIONS ON DECEMBER 13, 1991. PERFORMANCE BEGINS ON
 DECEMBER 31, 1991 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FIXED INCOME FUND

     Since the Morgan Grenfell Fixed Income Fund's inception in September 1992, we have sought to provide shareholders with a high level of current income consistent with reasonable safety of principal. U.S. Treasury, corporate, mortgage-backed, taxable municipal and tax exempt municipal bonds are all analyzed for possible inclusion in the portfolio. Relative value assessments are based on relating creditworthiness and cash flow structure to price. Industry and sector weightings are subordinated to the evaluation of individual bonds.
     For the fiscal year ended October 31, 1996, the Fixed Income Fund provided a total return of 6.27%. For comparison, the Lehman Brothers Aggregate Bond Index posted a return of 5.83%

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

over the same period. During this period, interest rates rose modestly as the U.S. economy grew more quickly following a period of slow growth. Yields of Five-Year U.S. Treasury Notes rose from 5.8% to 6.1%, causing bond prices to decline.
     The credit quality of the portfolio was strong with 64% of the portfolio rated AAA. We continue to exercise caution in the corporate and mortgage-backed sectors, being concerned about a lack of supply causing the yield spreads over U.S. Treasury bonds to be too narrow.

========================================================
                        FIXED INCOME FUND
========================================================
                  AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------
                                 Annualized  Annualized
                        1 Year     3 Year     Inception
                        Return     Return      to Date
--------------------------------------------------------
Fixed Income Fund        6.27%      5.85%       8.29%
--------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND, VERSUS THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

FIXED INCOME FUND

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Fixed Income Fund from September 30, 1992 through October 31, 1996 as compared with the growth of a $250,000 investment in the Lehman Brothers Aggregate Bond Index. The plot points used to draw the line graph were as follows:

Period Ended               Growth of  $250,000       Growth of $250,000
                           Invested in Morgan        Invested in Lehman
                           Grenfell Fixed            Brothers Aggregate
                           Income Fund               Bond Index

9/30/92                    $250,000                  $250,000
10/31/92                   $247,600                  $246,675
10/31/93                   $290,385                  $275,955
10/31/94                   $282,922                  $265,828
10/31/95                   $324,031                  $307,430
10/31/96                   $344,348                  $325,353

*COMMENCED OPERATIONS ON SEPTEMBER 18, 1992. PERFORMANCE BEGINS ON
 SEPTEMBER 30, 1992 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SHORT-TERM
MUNICIPAL BOND FUND

     The Morgan Grenfell Short-Term Municipal Bond Fund commenced operations on March 6, 1995. Since that time, we have acquired a diversified portfolio of short-term municipal bonds with a very short duration. For the fiscal year ended October 31, 1996, the Fund generated a total return of 5.90%. This compares favorably with the IBC/Donoghue Total Tax-Free Average's return of 3.05% for the same period. The Fund's return has been achieved by investing in bonds providing a high level of tax-free income, with limited price volatility due to their short maturities.

===========================================================
                     SHORT-TERM MUNICIPAL BOND FUND
===========================================================
                      AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
-----------------------------------------------------------
Short-Term Municipal Bond Fund     5.90%        6.24%
-----------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND, VERSUS THE IBC/DONOGHUE TOTAL TAX-FREE AVERAGE.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Short-Term Municipal Bond Fund from March 31, 1995 through October 31, 1996 as compared with the growth of a $250,000 investment in the IBC/Donoghue Total Tax-Free Average. The plot points used to draw the line graph were as follows:


Period Ended               Growth of $250,000        Growth of $250,000
                           Invested in Morgan        Invested in IBC/Donoghue
                           Grenfell Short-Term       Total Tax-Free Average
                           Municipal Bond Fund

3/31/95                    $250,000                  $250,000
10/31/95                   $259,083                  $254,967
10/31/96                   $274,369                  $262,743

*COMMENCED OPERATIONS ON MARCH 6, 1995. PERFORMANCE BEGINS ON MARCH 31,
 1995 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SHORT-TERM
FIXED INCOME FUND

     The Morgan Grenfell Short-Term Fixed Income Fund commenced operations on March 13, 1995. In the brief period the Fund has been publicly offering its shares, we have been purchasing short-term investment grade securities. For the fiscal year ended October 31, 1996, the Fund generated a total return of 6.09%. This compares with the Merrill Lynch 182-Day Treasury Bill Index's return of 5.50% for the same period. The Fund's return has been achieved by investing in short-term bonds providing a high level of income, with limited price volatility due to their short maturities.

============================================================
                     SHORT-TERM FIXED INCOME FUND
============================================================
                     AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
------------------------------------------------------------
Short-Term Fixed Income Fund        6.09%       6.09%
------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM FIXED INCOME FUND, VERSUS THE MERRILL LYNCH 182-DAY TREASURY BILL INDEX.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Short-Term Fixed Income Fund from March 31, 1995 through October 31, 1996 as compared with the growth of a $250,000 investment in the Merrill Lynch 182-Day Treasury Bill Index. The plot points used to draw the line graph were as follows:

Period Ended               Growth of $250,000        Growth of $250,000
                           Invested in Morgan        Invested in Merrill Lynch
                           Grenfell Short-Term       182-Day Treasury
                           Fixed Income Fund         Bill Index

3/31/95                    $250,000                  $250,000
10/31/95                   $258,882                  $259,062
10/31/96                   $274,648                  $273,311

*COMMENCED OPERATIONS ON MARCH 13, 1995. PERFORMANCE BEGINS ON MARCH
 31, 1995 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SMALLER COMPANIES FUND

     The Morgan Grenfell Smaller Companies Fund commenced operations on June 30, 1995. For the fiscal year ended October 31, 1996, the Fund appreciated 24.58% versus the S&P 600 Small Cap Index which gained 20.44% over the same period.
     Small-cap companies outperformed large-cap companies in the early part of the fiscal year. Through the remaining part of the fiscal year ended October 31, 1996, however, small-cap stocks underperformed large-cap stocks, and the S&P Small Cap 600 Index gained 20.44% versus the S&P 500 Index which gained 24.10%. For the last three years, small-cap companies have underperformed large-cap companies. We continue to strongly believe that small-cap stocks remain attractive relative to large-cap stocks.
     As of October 31, 1996, the Fund had assets of $4.1 million. The Advisor's SmallCap management team currently has total assets under management in both the MicroCap and SmallCap sectors in excess of $670 million. The investment objective of the Fund is to maximize capital appreciation by investing in equity securities of small capitalization companies domiciled primarily in the United States. Small companies are defined as those companies ranked according to market capitalization in the bottom 20 percent of the Wilshire 5000 Index. This encompasses approximately 6,000 companies with market values ranging from $10 million to $1.8 billion.
     The Fund utilizes a team approach with three co-portfolio managers researching the universe of U.S. small-cap equities for the best investment ideas. This process allows for expertise across all economic sectors thus providing diversification of investments and

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

     minimization of risk. Along with research and portfolio management capabilities, the team includes a specialized small company trading expert to optimize its execution strategy.
     The structure of the U.S. economy, with its high level of entrepreneurial activity and venture capital backing, is expected to continue to provide investors with many attractive investment opportunities as early stage private companies transition into public ownership.
     The Fund's closing NAVon October 31, 1996 was $13.10.

============================================================
                         SMALLER COMPANIES FUND
============================================================
                      AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
------------------------------------------------------------
Smaller Companies Fund             24.58%      22.69%
------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, VERSUS THE S&P 600 SMALL CAP INDEX.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Smaller Companies Fund from June 30, 1995 through October 31, 1996 as compared with the growth of a $250,000 investment in the S&P 600 Small Cap Index. The plot points used to draw the line graph were as follows:

Period Ended               Growth of $250,000        Growth of $250,000
                           Invested in Morgan        Invested in S&P
                           Grenfell Smaller          600 Small Cap Index
                           Companies Fund

6/30/95                    $250,000                  $250,000
10/31/95                   $263,748                  $267,996
10/31/96                   $328,577                  $322,774

*COMMENCED OPERATIONS ON JUNE 30, 1995. PERFORMANCE BEGINS ON JUNE 30, 1995
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL EQUITY FUND

     The Morgan Grenfell International Equity Fund commenced operations on May 15, 1995. As of October 31, 1996, the Fund had assets of $3.4 million. For the fiscal year then ended, the Fund provided a total return of 12.70% versus a 10.48% return for the MSCI EAFE Index, the Fund's benchmark.
     The index suggests a year of solid if unspectacular progress, but closer inspection reveals spectacular performance differentials, even within geographic regions. The most notable negative performer has been the Japanese market where modest local gains have been negated by a steadily weakening Yen. Within the portfolio, Yen positions have been unhedged for much of the year. While there are signs that the Japanese economy is improving, domestic investors remain uncommitted despite extremely low short-term interest rates.
     In other areas of the Far East, the Fund's returns have been strong, most notably in Hong Kong and Malaysia, buoyed in part by the sustained strength of U.S. capital markets, by continued growth and little expectation of political instability. Among the smaller markets, the Thai and Korean markets continue to suffer from internal economic woes. The resource driven markets of Australia (and Canada) have enjoyed strong runs. The Fund remains heavily overweight in the Pacific ex-Japan, with positions in Japan below the index weighting.

     In Continental Europe, peripheral markets have been strongest whereas the core markets of Germany and France have lagged, reflecting no real pick-up in business activity. In the UK, low inflation and strong growth tended to dominate over political concerns, and combined with a robust currency have provided dollar investors, such as the Fund, with a return of over 20%. Currency considerations and a looser monetary policy lead us to favor Continental Europe going forward.
     The global economy in 1996 can be characterized by modest and arguably sustainable growth in an environment of low inflation. In that environment, the Fund will continue to focus on growth opportunities world-wide.

============================================================
                       INTERNATIONAL EQUITY FUND
============================================================
                      AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
------------------------------------------------------------
International Equity Fund          12.70%      15.46%
------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL EQUITY FUND, VERSUS THE MORGAN STANLEY EAFE INDEX.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell International Equity Fund from May 31, 1995 through October 31, 1996 as compared with the growth of a $250,000 investment in the Morgan Stanley EAFE Index. The plot points used to draw the line graph were as follows:

Period Ended               Growth of $250,000        Growth of $250,000
                           Invested in Morgan        Invested in Morgan
                           Grenfell International    Stanley EAFE Index
                           Equity Fund

5/31/95                    $250,000                  $250,000
10/31/95                   $271,599                  $248,971
10/31/96                   $306,092                  $275,063

*COMMENCED OPERATIONS ON MAY 15, 1995. PERFORMANCE BEGINS ON MAY 31, 1995
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL SMALL
CAP EQUITY FUND

     The Morgan Grenfell International Small Cap Equity Fund commenced operations on January 3, 1994 and had assets of $106.7 million as of October 31, 1996.
     The investment objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of small capitalization companies located in countries other than the United States. Small capitalization companies are defined as those issuers ranked according to market capitalization in the bottom 25% of the companies listed on a stock exchange, and any stock listed on a secondary market.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

     For the fiscal year ended October 31, 1996, the Fund provided a total return of 6.43% versus a 10.85% return for the NatWest Markets Euro/Pacific Small Cap Index, the Fund's benchmark. Stock selection, country allocation and cash/liquidity management produced negative results compared to the benchmark, while currency management provided positive returns.
     International small cap equities in general underperformed in the first two months of the fiscal year under review. In the first six months of 1996, however, sentiment improved and small cap stocks outperformed larger cap stocks by just over 5% (the Natwest Markets Euro/Pacific Small Cap Index rose 9.8% while the MSCI EAFE large cap index rose only 4.7%). Relative performance during this period was boosted by reductions in interest rates which increased expectations for growth, especially in Continental Europe, where economic performance has been weak. The Japanese economy was also expected to recover and this helped investment sentiment in relation to Japanese markets. Small capitalization stocks, which are highly sensitive to changes in expectations of economic growth rates, performed accordingly and there seemed to be signs that investors were reassessing the prospects for the asset class during this period.
     In the last four months of the period, however, small cap stocks underperformed as worries over the future level of U.S. interest rates worried investors world-wide. Doubts over both the timing and the strength of recovery in Japan and, to a lesser extent, Continental Europe combined to impact negatively on small cap stocks in these two regions. Small cap stocks underperformed large cap stocks by 4.6% in this period, falling 5.2% in value.
     For the fiscal year ended October 31, 1996, stock selection was strong for the Fund in the United Kingdom and the smaller Far Eastern markets but weak in Continental Europe and Japan. Our currency hedging strategy out of the Yen and into U.S. Dollars also contributed significantly to return as the Yen weakened over the period. We maintained a hedge on 30% of the Fund's Yen assets until February when the hedge was halved to 15% where it remained until the end of April. In May the hedge was removed since we took the view that the risks of further Yen weakness against the U.S. Dollar had diminished. This has proved not to be the case with some further Yen weakness since May (Yen/U.S. $ rate has weakened from about 108 Yen at the end of May to 114 Yen at the end of October), causing weak local currency returns in that market.
     As of October 31, 1996, the Fund's closing NAV was $9.96.

=============================================================
                         INTERNATIONAL SMALL CAP
                              EQUITY FUND
=============================================================
                       AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
                                    1 Year     Annualized
                                    Return  Inception to Date
-------------------------------------------------------------
International Small Cap Equity Fund  6.43%       0.99%
-------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL SMALL CAP EQUITY FUND, VERSUS THE NATWEST MARKETS EURO/PACIFIC SMALL CAP INDEX.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell International Small Cap Equity Fund from January 31, 1994 through October 31, 1996 as compared with the growth of a $250,000 investment in the Natwest Markets Euro/Pacific Small Cap Index. The plot points used to draw the line graph were as follows:

Period Ended               Growth of $250,000        Growth of $250,000
                           Invested in Morgan        Invested in Natwest
                           Grenfell International    Markets Euro/Pacific
                           Small Cap Equity Fund     Small Cap Index

1/31/94                    $250,000                  $250,000
10/31/94                   $248,781                  $268,522
10/31/95                   $232,188                  $246,368
10/31/96                   $247,117                  $273,149


*COMMENCED OPERATIONS ON JANUARY 3, 1994. PERFORMANCE BEGINS ON JANUARY 31, 1994
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EUROPEAN SMALL CAP
EQUITY FUND

     The Morgan Grenfell European Small Cap Equity Fund commenced operations on November 1, 1994 and had assets of $9.9 million as of October 31, 1996.
     The objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of small capitalization com-panies located in Europe. Small capitalization companies are defined as those issuers, ranked according to market capitalization in the bottom 25% of the companies listed on a European stock exchange, or any stock listed on a secondary market.
     For the fiscal year ended October 31, 1996, the Fund provided a total return of 10.06% versus a 15.98% return for the Natwest Markets European Small Cap Index, the Fund's benchmark.
     The Fund's performance in the UK was very strong but weak in Continental Europe. Performance suffered, particularly in the last four months of the year as technology stocks, to which the Fund is heavily exposed, suffered from negative investor sentiment. Several stock-specific disappointments also impacted returns.
     The last two months of 1995 were dull ones for small cap stocks but in the first half of 1996 there was some strong outperformance from small caps relative to their large cap counterparts as investors recognized their attractive relative growth rates and valuations. Relative performance was also boosted by reductions in interest rates which increased expectations for growth, especially in Continental Europe. Small capitalization stocks, which are highly sensitive to changes in expectations of economic growth rates, performed well against this background. During the first half of 1996, small cap stocks (Natwest Markets European Small Cap Index) outperformed large cap stocks (MSCI Europe Index) by 4.8%, rising by 11.4%.
     In the four months since June, doubts over the future level of interest rates and economic growth in the U.S. reversed sentiment towards small cap stocks throughout Europe. In this later period, European small cap stocks underperformed large cap stocks by 4.6%, rising only 1.7%.
     Given the positive economic outlook for 1997, we believe that the risk of investing in the small cap sector remains low. We believe that European small cap valuations are still very attractive, particularly in Continental Europe

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

     where they trade at a 14% discount to largecap stocks. For 1997, we expect underlying earnings growth for small cap stocks to be 5% above large caps. In addition, we believe that the markets remain inefficient, especially in Continental Europe, with plenty of opportunities to purchase high growth companies where the growth rate is not fully reflected in the share price.
     As of October 31, 1996, the Fund's closing NAV was $12.54.

============================================================
                          EUROPEAN SMALL CAP
                             EQUITY FUND
============================================================
                     AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
------------------------------------------------------------
European Small Cap Equity Fund     10.06%      12.85%
------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND, VERSUS THE NATWEST MARKETS EUROPEAN SMALL CAP INDEX.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell European Small Cap Equity Fund from November 30, 1994 through October 31, 1996 as compared with the growth of a $250,000 investment in the Natwest Markets European Small Cap Index. The plot points used to draw the line graph were as follows:

Period Ended               Growth of $250,000        Growth of $250,000
                           Invested in Morgan        Invested in Natwest
                           Grenfell European         Markets European
                           Small Cap Equity Fund     Small Cap Index

11/30/94                   $250,000                  $250,000
10/31/95                   $296,258                  $275,368
10/31/96                   $326,061                  $319,372

*COMMENCED OPERATIONS ON NOVEMBER 1, 1994. PERFORMANCE BEGINS
 ON NOVEMBER 30, 1994 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS
EQUITY FUND

     The Morgan Grenfell Emerging Markets Equity Fund commenced operations on February 2, 1994 and had assets of $88.3 million as of October 31, 1996.
     The investment objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of issuers located in countries which have yet to reach the level of maturity associated with developed markets.
     The twelve month period ended October 31, 1996 was somewhat disappointing for emerging markets, with the Morgan Stanley MSCI Emerging Markets Free Index returning 4.31%. The Fund in the same period returned 10.02%.
     The volatility of individual emerging markets remained very high during the year. Within the Far Eastern region, for instance, Malaysian stocks returned 26.48%, while Thai stocks declined 29.45%. Generally, Asian returns were less than expected due to a downturn in the electronics cycle, a stronger U.S. dollar that adversely affected export competitiveness, and disappointing political developments in the Indian sub-continent.
     In Latin America, there was a significant bounce back from very oversold levels as governments maintained their commitment to a tight monetary policy. The main markets of Brazil, Mexico and Argentina rose by 33.03%, 24.38% and 33.21%, respectively.
     South Africa declined 8.27% over the period, and was badly affected by the devaluation of its currency. Emerging Europe generated mixed returns, with strength in some of the Central European markets, particularly Poland which returned 42.06%.

     We believe that the outlook for the emerging equity markets remains strong, based on the higher economic growth rates that are being delivered. The Fund continues to be broadly diversified at the country level, and continues to add value mainly through successful stock selection.
     The closing NAV of the Fund on October 31, 1996 was $8.80.

===========================================================
                   EMERGING MARKETS EQUITY FUND
===========================================================
                   AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
-----------------------------------------------------------
Emerging Markets Equity Fund       10.02%      -1.62%
-----------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN
THE MORGAN GRENFELL EMERGING MARKETS EQUITY FUND, VERSUS THE MORGAN STANLEY MSCI EMERGING MARKETS FREE INDEX, AND THE ING BARINGS EMERGING MARKETS INDEX.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Emerging Markets Equity Fund from February 28, 1994 through October 31, 1996 as compared with the growth of a $250,000 investment in the Morgan Stanley MSCI Emerging Markets Free Index and the ING Barings Emerging Markets Index. The plot points used to draw the line graph were as follows:

Period     Growth of $250,000      Growth of $250,000         Growth of $250,000
Ended      Invested in Morgan      Invested in Morgan         Invested in ING
           Grenfell Emerging       Stanley MSCI               Barings Emerging
           Markets Equity Fund     Emerging Markets           Markets Index
                                   Free Index

2/28/94    $250,000                $250,000                   $250,000
10/31/94   $275,274                $262,694                   $277,024
10/31/95   $217,467                $207,922                   $216,162
10/31/96   $239,257                $216,884                   $243,399

*COMMENCED OPERATIONS ON FEBRUARY 2, 1994. PERFORMANCE BEGINS ON FEBRUARY 28,
 1994 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Effective November 1, 1995, the Fund changed its benchmark index from the ING Barings Emerging Markets Index to the Morgan Stanely MSCI Emerging Markets Free Index. The Fund made this change because the new benchmark reflects a broader range of emerging markets that is more reflective of the Fund's investment universe. For this reason, the Fund's management believes that the new benchmark is a more meaningful reference for shareholders.

GLOBAL FIXED INCOME FUND

     The Morgan Grenfell Global Fixed Income Fund commenced operations on January 3, 1994 and had assets of $149.9 million as of October 31, 1996. The investment objective of the Fund is to maximize total return, emphasizing current income while providing opportunities for capital growth consistent with reasonable risk. The Fund invests primarily in high grade debt obligations of the U.S. and foreign governments and their agencies, obligations of international and supranational entities, and high grade fixed income obligations of U.S. and foreign corporate issuers. The Fund uses currency hedging techniques as a means of protecting the U.S. dollar value of foreign assets.
     For the fiscal year ended October 31, 1996, the Fund provided a total return of 6.60% versus a 5.38% return for the Salomon World Government Bond Index, (unhedged), the Fund's benchmark.
     Global bond markets posted more moderate gains during the twelve month period ended October 31, 1996, following a very strong year for global markets in 1995. The overall returns were held back by the performance of the U.S. market, which disappointed because of the twin factors of nervousness over possible signs of inflationary economic growth and pre-election uncertainties. Outside the U.S., however, a general background of economic weakness and continued easy monetary policy enabled bond markets to post strong positive gains.
     Through most of the period, the Fund has been significantly underweight the U.S. market, both because of possible downside risk related to the possibility of the Fed tightening and because of our perception of greater opportunity elsewhere, particularly in the higher yielding European markets. During 1996, yields

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

      in Southern European and Scandinavian bond markets significantly converged with yields in the "core" markets of Germany and France. At the end of October, the Fund's overweight position in European markets continued to be focused in Italy, Spain, Sweden and Denmark, with an additional overweight position in the UK gilt market, the only high yielding European market not to have benefited so far from the convergence theme. The Fund has also taken a 9% weighting in Canada, in the expectation that the market will continue its strong performance on the back of the Bank of Canada's easy monetary policy and sustained currency strength.
     Over the last twelve months, the U.S. dollar has risen against most major currencies, which has reduced the value of overseas bond holdings in dollar terms. However, throughout the period the Fund has had a hedging strategy such that the Fund had more dollar currency exposure than the benchmark, and was therefore less disadvantaged by the dollar's rise. This pro-dollar strategy was still in place on the Fund at fiscal year end.
     The closing NAV of the Fund on October 31, 1996 was $11.26.

============================================================
                      GLOBAL FIXED INCOME FUND
============================================================
                   AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
------------------------------------------------------------
Global Fixed Income Fund            6.60%       6.54%
------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL GLOBAL FIXED INCOME FUND, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX (UNHEDGED).

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Global Fixed Income Fund from January 31, 1994 through October 31, 1996 as compared with the growth of a $250,000 investment in the Salomon World Government Bond Index. The plot points used to draw the line graph were as follows:

Period Ended               Growth of $250,000        Growth of $250,000
                           Invested in Morgan        Invested in Salomon World
                           Grenfell Global           Government Bond Index
                           Fixed Income Fund

1/31/94                    $250,000                  $250,000
10/31/94                   $244,334                  $256,622
10/31/95                   $278,247                  $295,629
10/31/96                   $296,612                  $311,534

*COMMENCED OPERATIONS ON JANUARY 3, 1994. PERFORMANCE BEGINS ON JANUARY 31, 1994
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL
FIXED INCOME FUND

     The Morgan Grenfell International Fixed Income Fund commenced operations on March 15, 1994 and had assets of $21.2 million as of October 31, 1996.
     The Fund's objective is identical to that of the Global Fixed Income Fund with the exception being that the International Fixed Income Fund does not invest in U.S. dollar denominated bonds as a means of achieving its objective. The Fund uses currency hedging techniques as a means of protecting the U.S. dollar value of its foreign assets.
     The Fund returned 6.82% for the year ended October 31, 1996, compared with 5.47% for the Salomon World Government Bond Index, non-U.S. Unhedged.

     Throughout the period, most overseas economies continued to exhibit signs of weak economic growth, and bond markets posted reasonable returns. With the exception of a period of caution in late summer in anticipation of the resolution of domestic budgetary negotiations, the Fund followed a strategy of moving money from the core European markets of Germany and France into the higher yielding markets of Scandinavia and Southern Europe, where central banks have been cutting interest rates. The market's central scenario of European monetary union going ahead has led to a significant convergence of yield spreads across much of Europe. Exposure to the German market has been reduced from around 37% of portfolio value earlier in the year to 14% at the end of October, and the Fund has benefited from its holdings in more peripheral European markets. In the fourth quarter of 1996, the Fund started to build a significant position in the Canadian market, with an 11% holding at the end of October. The Bank of Canada has been cutting interest rates in response to tight fiscal policy, and, backed by a strong currency, we expect further outperformance by the Canadian market.
     The Fund's investments have been made exclusively in foreign markets, therefore the rise in the dollar in the fiscal year reduced their value in dollar terms. Some of the Fund's international bond holdings were hedged back in to the U.S. dollar which protected their value and contributed to the underperformance of the unhedged index. At the end of the fiscal year, 13% of the Fund's holdings were hedged back to the U.S. dollar.
     The closing NAV of the Fund on October 31, 1996 was $11.30.


=============================================================
                       INTERNATIONAL FIXED INCOME FUND
=============================================================
                         AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
-------------------------------------------------------------
International Fixed Income Fund     6.82%       7.77%
-------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL FIXED INCOME FUND, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX, NON-U.S., HEDGED AND UNHEDGED.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell International Fixed Income Fund from March 31, 1994 through October 31, 1996 as compared with the growth of a $250,000 investment in the Salomon World Government Bond Index, Non-U.S. and the Salomon World Government Bond Index, Non-U.S., Hedged. The plot points used to draw the line graph were as follows:

Period Ended    Growth of $250,000    Growth of $250,000   Growth of $250,000
                Invested in Morgan    Invested in Salomon  Invested in Salomon
                Grenfell Fixed        World Government     World Government
                Income Fund           Bond Index,          Bond Index,
                                      Non-U.S.             Non-U.S., Hedged

3/31/94         $250,000              $250,000                $250,000
10/31/94        $246,785              $265,103                $244,931
10/31/95        $282,963              $305,372                $284,487
10/31/96        $302,261              $322,076                $320,845

*COMMENCED OPERATIONS ON MARCH 15, 1994. PERFORMANCE BEGINS ON
 MARCH 31, 1994 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Effective January 1, 1996, the Fund adopted the Salomon World Government Bond Index, non-U.S. Unhedged as its benchmark. Before this, the Fund had been managed against both the Hedged and Unhedged versions of the Salomon World Government Bond non-U.S. Index. Concentrating on the unhedged index enables shareholders to benefit most fully from the diversification benefits of overseas bonds, while the benchmark is the industry standard for many investment funds similar to the Fund.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

EMERGING MARKETS
DEBT FUND

     The Morgan Grenfell Emerging Markets Debt Fund commenced operations on August 4, 1994 and had assets of $102.4 million as of October 31, 1996.
     For the fiscal year ended October 31, 1996, the Fund provided a total return of 38.42% versus a 44.49% return for the JP Morgan Emerging Market Bond Index Plus, the Fund's benchmark.
     Despite continuing weakness in the U.S. Treasury market, emerging debt markets registered strong returns in 1996. Over the past six months, economic growth has continued to accelerate throughout Latin America, facilitating attempts at structural economic and social reform. The strongest Latin American market has been Venezuela, where attempts to float the currency and reduce the budget deficit have proved successful. The Fund remains overweight in Venezuelan assets. The Fund's largest underweight position in Latin America is in Mexico, where the positive news associated with the restructuring of debt obligations to international creditors has now been priced into Mexican Bradys.
     Russian loans have been the best performing emerging debt market over the six month period ended October 31, 1996, benefiting from President Yeltsin's re-election and continuing economic reform along IMF guidelines. The Fund had a 5% position in Russian loans.
     Over the next six months we expect to see emerging markets sovereign spreads contract as economic reform continues, growth strengthens and Brady countries pursue a policy of restructuring their outstanding debt obligations.
     The closing NAV of the Fund on October 31, 1996 was $13.36.

============================================================
                      EMERGING MARKETS DEBT FUND
============================================================
                     AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------
                                  1 Year     Annualized
                                  Return  Inception to Date
------------------------------------------------------------
Emerging Markets Debt Fund         38.42%      19.08%
------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX, AND THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Emerging Markets Debt Fund from August 31, 1994 through October 31, 1996 as compared with the growth of a $250,000 investment in the J.P. Morgan Emerging Markets Bond Index and in the J.P. Morgan Emerging Markets Bond Plus Index. The plot points used to draw the line graph were as follows:

Period    Growth of $250,000    Growth of $250,000        Growth of $250,000
Ended     Invested in Morgan    Invested in J.P. Morgan   Invested in J.P.Morgan
          Grenfell Emerging     Emerging Markets          Emerging Markets
          Markets Debt Fund     Bond Index                Bond Plus Index

8/31/94   $250,000              $250,000                  $250,000
10/31/94  $249,510              $245,306                  $249,581
10/31/95  $261,611              $264,955                  $268,225
10/31/96  $362,122              $370,645                  $387,558

*COMMENCED OPERATIONS ON AUGUST 4, 1994. PERFORMANCE BEGINS ON AUGUST 31, 1994
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Effective December 31, 1995, the Fund changed its benchmark index from the JP Morgan Markets Bond Index to the JP Morgan Emerging Markets Bond Index Plus. The Fund made this change because the new benchmark reflects more emerging market debt instruments (such as Brady bonds and non-performing loans) and includes more countries than the old benchmark. For these reasons, the Fund's management believes that the new benchmark is a more meaningful reference for shareholders.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT  MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 98.2%
ALABAMA -- 3.5%
   Birmingham, Medical Clinic
     Board, RB, ETM
      8.300%,  07/01/08              $   317   $       358
   Mobile, Certificate of Participation,
     Affordable Housing
      6.000%,  02/01/98                  275           274
      6.200%,  02/01/99                  350           349
      6.300%,  02/01/00                  400           398
      6.750%,  02/01/04                4,950         4,907
   State Housing Finance Authority,
     Multi-Family Housing, Club
     Apartments, Series 1, RB
      5.650%,  06/01/08                2,500         2,522
                                                  --------
                                                     8,808
                                                  --------
ARKANSAS -- 3.2%
   Drew County, Public Facilities
     Board, Single Family Mortgage,
     Series A-2, RB, FNMA
      7.900%,  08/01/11                  415           446
   Fayetteville, Public Facilities
     Board, Single Family
     Mortgage, RB
      7.250%,  04/01/11                1,335         1,484
   Little Rock, Capital Improvement,
     Series 1995A, RB
      5.950%,  02/01/12                  375           380
   Lonoke County, Residential Housing,
     Single Family Mortgage,
     Series 1993 B, RB
      7.375%,  04/01/11                  297           307
   Mississippi County, Public Facilities
     Board, Mortgage, Series 1, RB
      7.200%,  07/15/10                1,000         1,103
   North Little Rock, Residential
     Housing Facilities,
     Series 1991-1, RB
      0.00%,  12/01/10 (A)             7,765         3,116
   Saline County, Residential
     Housing Facilities, Single
     Family Mortgage, RB
      7.875%,  03/01/11                  865           922
   State Housing Development
     Agency, RB, ETM
      8.375%,  07/01/10                   60            72
   Stuttgart, Public Facilities Board,
     Single Family Mortgage,
     Series B, RB
      7.750%,  09/01/11                  292           306
                                                  --------
                                                     8,136
                                                  --------
---------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
---------------------------------------------------------------
CALIFORNIA -- 5.5%
   Los Angeles, Community
     Redevelopment Agency,
     Angelus Plaza Project,
     Series A, RB, FNMA
      7.400%,  06/15/10               $1,000    $    1,095
   Los Angeles, Community
     Redevelopment Agency,
     Monterey Hills Project B, RB
      8.650%,  12/01/22                  330           368
   Los Angeles, Multi-Family
     Housing, Earthquake
     Rehabilitation Projects,
     Series B, RB, FNMA, AMT
      5.850%,  12/01/07 (B)            4,650         4,726
   Napa, Housing Facility, Napa Park
     Apartments, Series A, RB, GNMA
      3.049%,  06/20/00                  472           478
   Pleasant Hill, Multi-Family Housing,
     Ellinwood Apartments Project,
     Series A, RB, FNMA
      5.300%,  10/01/05 (B)            3,165         3,201
   Santa Clara County, Housing
     Authority, RB, GNMA
      3.410%,  06/20/00                  574           575
   Vista, California Multi-Family
     Housing Authority, Pepperwood
     Apartment Project, Series 1995A,
     RB, FNMA
      5.700%,  06/01/05 (B)            3,255         3,332
                                                  --------
                                                    13,775
                                                  --------
COLORADO -- 1.9%
   Boulder County, Boulder
     Community Hospital RB, ETM
      7.000%,  07/01/09                   35            38
   Commerce City, Single Family
     Mortgage, Series A, RB
      6.875%,  03/01/12                  620           646
   State Housing Finance
     Authority, AMT, RB
      5.750%,  11/01/04                  175           175
   State Student Loan, Series C,
     AMT, RB
      7.150%,  09/01/06                  990         1,069
   Vail, Single Family Mortgage,
     Series 1992 A, RB
      8.125%,  06/01/10                  470           493
   Westminster, Multi-Family
     Housing, Semper Village
     Apartments, RB, AXA
      5.950%,  09/01/06 (B)            2,225         2,289
                                                  --------
                                                     4,710
                                                  --------
17

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
Delaware -- 2.0%
   New Castle County, Single
     Family Mortgage, RB
     10.250%,  11/01/05             $    295    $      309
   Seaford, Economic Development
     Authority, Seaford Association
     Project, RB
      6.375%,  01/01/04                2,800         2,762
   State Economic Development
     Authority, Wilmington Friends
     School Project, RB
      6.300%,  07/01/00                   50            51
      6.300%,  07/01/01                   55            56
      6.300%,  07/01/02                   60            61
      6.300%,  07/01/03                   60            61
      6.300%,  07/01/04                   65            66
      6.300%,  07/01/05                   70            72
      6.300%,  07/01/06                   75            76
      6.300%,  07/01/07                   80            81
      6.300%,  07/01/08                   85            86
      6.300%,  07/01/09                   90            91
      6.300%,  07/01/10                   95            97
      6.300%,  07/01/11                  100           101
      6.300%,  07/01/12                  110           111
      6.300%,  07/01/13                  115           116
   State Housing Authority, Single
     Family Mortgage, RB
      8.750%,  06/01/17                  830           840
                                                  --------
                                                     5,037
                                                  --------
FLORIDA -- 3.9%
   Altamonte Springs, Health Facility
     Authority, RB, ETM
      8.750%,  10/01/09                  190           232
   Dade County, Certificate of
     Participation, Government Leasing
     Corporation, Series B
      8.500%,  04/01/07                   45            44
   Dade County, Certificate of
     Participation, Government Leasing
     Corporation, Series C
      9.000%,  04/01/20                  300           293
   Dunedin, Health Facility Authority,
     Mease Hospital Incorporated,
     RB, ETM
      7.600%,  10/01/08                  380           423
   Fernando Apartments, Elderly
     Housing, Section 8 Assistance, RB
      9.750%,  10/01/11                  767           815
   Miami Beach, Housing Authority,
     Elderly Housing,
     Section 8 1995, RB
      6.625%,  01/15/09                1,200         1,247
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Miramar, Water Improvement
     Assessment, RB, FGIC
      5.125%,  10/01/20               $5,675    $    5,661
   Orange County, Housing Finance
     Authority, Series B , AMT, RB, GNMA
      8.100%,  11/01/21                  950         1,015
                                                  --------
                                                     9,730
                                                  --------
GEORGIA -- 3.8%
   Atlanta, Housing Development
     Corporation, Bedford Tower
     Section 8-A, RB, HUD, FHA
      6.350%,  01/01/23                1,295         1,321
   Augusta, Housing Rehabilitation
     Agency, Bon Air Project,
     Series C, RB
      7.000%,  09/01/05                1,000         1,076
   Dekalb County, Housing Authority,
     Macon Apartments, RB
      6.400%,  05/01/05                  785           805
   Fulton County, Housing Authority,
     Single Family Mortgage, RB,
     GNMA, AMT
      6.200%,  03/01/13                2,180         2,224
   Marietta, Housing Authority,
     Multi-Family, Ridge Pointe
     Apartments, Series A, RB, FNMA
      5.700%,  06/01/05 (B)            1,475         1,516
   Marietta, Housing Authority,
     Multi-Family, Series A, RB, New
     England Mutual Life Guaranty
      6.000%,  06/01/01 (B)            1,000         1,024
   Saint Mary's, Housing Authority,
     Multi-Family, Cumberland Oaks
     Apartments, Series A, RB FNMA
      7.250%,  09/01/05                  650           687
   Saint Mary's, Housing Authority,
     Multi-Family, Pines Apartments,
     Series C, RB, FNMA
      7.250%,  10/01/05                  285           300
   State Residential Finance Housing,
     Series A, RB, AMT
      6.750%,  06/01/16                  640           654
                                                  --------
                                                     9,607
                                                  --------
HAWAII -- 0.2%
   Honolulu, Housing Authority,
     Multi-Family, Waipahu Towers
     Project, Series A, RB, GNMA, AMT
      6.900%,  06/20/05                  395           412
                                                  --------
IDAHO -- 0.4%
   State Housing Agency, Single Family
     Mortgage, Series F, RB, AMT
      5.800%,  07/01/07                1,000         1,016
                                                  --------
18

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
ILLINOIS -- 12.3%
   Alton, Hospital Facilities, Alton
     Memorial Hospital Project, RB, ETM
      7.000%,  07/01/05               $  405     $     433
   Bolingbrook, Hospital Authority,
     Hinsdale Sanitarium Hospital
     Project, RB, ETM
      7.250%,  08/01/08                1,035         1,133
   Bolingbrook, Mortgage, Capital
     Appreciation Series 1, RB
      0.000%,  01/01/11 (A)            9,670         3,590
   City of Fairfield, Economic
     Development, Wayne County
     Center Project, RB
      6.000%,  12/15/05                  545           551
   Des Plains, Hospital Facilities,
     Holy Family Hospital Project,
     RB, ETM, FGIC
      7.000%,  01/01/07                  155           161
      7.000%,  01/01/07                  220           237
   Des Plains, Hospital Facilities,
     Holy Family Hospital Project,
     RB, ETM, MBIA
      7.000%,  01/01/07                  110           115
   Development Finance Authority,
     Catholic Health, Series A, RB,
     Connie Lee Insured
      5.150%,  02/15/06                1,010           996
   Development Finance Authority,
     Debt Restructure, East Saint Louis,
     RB, Moral Obligation
      6.050%,  11/15/99                  325           332
      6.875%,  11/15/05                  875           923
   Development Finance Authority,
     Fund For Child Care Facilities
     Project, Series A, RB
      7.400%,  09/01/04                2,600         2,844
   Development Finance Authority,
     Industrial Development, Orleans
     Place Project, Series A, RB, Asset
     Guaranty, AMT
      5.000%,  11/01/00                3,800         3,767
   Greater Peoria, Airport Authority,
     GO, AMBAC, AMT
      6.500%,  12/01/05                  100           108
      6.700%,  12/01/07                  250           270
      6.600%,  12/01/06                  575           621
   Health Facilities Authority, Lutheran
     Social Services, RB
      6.125%,  08/15/10                1,100         1,024
      6.125%,  08/15/20                3,500         3,146
   Health Facilities Authority, Mercy
     Health Center, RB, ETM
      7.100%,  06/01/09                  725           806
      7.500%,  09/01/09                  300           357
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Health Facilities Authority, Mercy
     Hospital & Medical Center, RB, ETM
     10.000%,  01/01/15               $2,150      $  2,900
   Health Facilities Authority, Sydney
     R. Forkosh Memorial Hospital,
     Pre-refunded @ 100, RB
      7.000%,  07/01/02 (E)              195           209
   Quincy, Single Family Mortgage, RB
      6.875%,  03/01/10                  695           724
   Rockford-Concord Commons,
     Housing Finance Authority,
     Series A, RB, FHA
      5.550%,  11/01/06                  595           604
      6.150%,  11/01/22                1,845         1,845
   Village of Buffalo Grove, Economic
     Development Project, Country
     Line Partners, RB
      5.450%,  08/15/02                1,665         1,671
   Village of Graylake, Multi-Family
     Housing, Country Squire Village
     Apartments, Series A, RB, FHA
      6.000%,  06/01/05                1,365         1,394
   Western Illinois University, RB, ETM
      7.400%,  04/01/09                  125           137
                                                  --------
                                                    30,898
                                                  --------
INDIANA -- 1.5%
   Indianapolis, Economic Development,
     Knob in the Woods Project, RB,
     FNMA, AMT
      6.375%,  10/01/04 (B)            3,500         3,728
                                                  --------
IOWA -- 0.8%
   Davenport, Home Ownership
     Mortgages, Series 1994 RB
      4.000%,  03/01/03                  295           291
   Davenport, Hospital Facility, RB, ETM
      7.200%,  07/01/09                  100           110
   State Finance Authority, Small
     Business Development, Terrance
     Center Association, L.P. Project,
     RB, Guaranty Agreement with
     Central Life Assurance Company
      7.500%,  03/01/22                1,550         1,721
                                                  --------
                                                     2,122
                                                  --------
KANSAS -- 0.6%
   Johnson County, Single Family
     Mortgage, RB
      5.625%,  05/01/02                   30            31
   Labette and Cowley Counties,
     Single Family Mortgage,
      Series A, RB
      9.500%,  04/01/13                  135           144
19

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Reno County, Single Family
     Mortgage Revenue Refunding
     Bond, Series B
      8.700%,  09/01/11               $  405      $    434
   Saline County, Single Family
     Mortgage, Series A, RB
      9.500%,  10/01/11                  290           307
   Wichita, Hospital, RB, ETM
      7.000%,  03/01/06                  325           348
   Wichita, Single Family Mortgage,
     Series A, RB
      7.100%,  09/01/09                  330           345
                                                  --------
                                                     1,609
                                                  --------
KENTUCKY -- 1.0%
   Greater Kentucky Housing
     Assistance Corporation, Section 8
     Assisted, Project A, RB, MBIA, FHA
      7.625%,  01/01/25                  425           443
   Nelson County, Kentucky Industrial
     Development, RB, AMT (LOC)
      6.500%,  04/01/05                2,000         2,133
   State Turnpike Authority, RB, ETM
      7.100%,  07/01/02                   10            11
      6.625%,  07/01/08                   25            27
                                                  --------
                                                     2,614
                                                  --------
LOUSIANA -- 6.0%
   Housing Finance Authority, Single
     Family Housing, RB, GNMA, AMT
      8.050%,  11/01/14                  420           434
   Iberia, Single Family Mortgage, RB
      7.375%,  01/01/11                1,015         1,101
   Public Facilities Authority, Hospital,
     Southern Baptist Hospital, RB, ETM
      8.000%,  05/15/12                  610           705
   Public Facilities Authority, Multi-
     Family Housing, Beau Terre
     Project, RB, FNMA
      5.800%,  06/01/05 (B)              750           759
   Public Facilities Authority, Multi-
     Family Housing, Carlyle
     Apartments, RB, AXA
      5.950%,  06/15/05 (B)            1,440         1,499
   Public Facilities Authority, Multi-
     Family Housing, Edgewood
     Apartments, RB, FNMA
      5.800%,  06/01/05 (B)            7,155         7,244
   Public Facilities Authority, Multi-
     Family Housing, Oakleigh
     Apartment Project, RB, AXA
      5.750%,  03/15/03                  295           306
      5.850%,  03/15/04                  315           326
      5.950%,  03/15/05                  330           342
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Public Facilities Authority, Multi-
     Family Housing, River View,
     RB, CGLIC
      6.000%,  07/01/97 (B)           $  940      $    942
   Public Facilities Authority, Single
     Family Mortgage, Series A, RB
      7.375%,  10/01/12                  650           657
   Public Facilities Authority, Single
     Family Mortgage, Series C, RB
      8.450%,  12/01/12                  817           869
                                                  --------
                                                    15,184
                                                  --------
MAINE -- 0.1%
   State Housing Authority, Series B,
     RB, AMT
      8.400%,  11/15/07                  280           288
                                                  --------
MARYLAND -- 1.6%
   Cecil County, Economic Development,
     Northeast Plaza Association,
     Series A, RB
      6.875%,  01/15/08                1,760         1,912
   Cecil County, Economic Development,
     Northeast Plaza Association,
     Series B, RB
      6.875%,  01/15/10                  525           570
   Frederick County, Economic
     Development, Mortgage Revenue
     Refunding Bond, Series A, RB, FHA
      5.900%,  02/01/05                  365           369
   Prince George's County, Multi-Family
     Mortgage, Emerson House Project,
     Series A, RB
      6.400%,  10/15/05                1,200         1,247
                                                  --------
                                                     4,098
                                                  --------
MICHIGAN -- 0.8%
   Detroit, Water Supply Systems,
     RB, ETM
      8.875%,  01/01/05                  400           465
   Petoskey, Hospital Finance Authority,
     RB, ETM
      6.700%,  03/01/07                  345           366
   Saginaw, Hospital Finance Authority,
     St Lukes Hospital, RB, ETM
      7.500%,  11/01/10                  250           286
   State Hospital Finance Authority,
     St. Joseph Mercy Hospital
     Project, RB, ETM
      7.000%,  07/01/05                  265           284
   State Hospital Finance Authority,
     St. Lawrence Hospital Project,
     RB, ETM
      7.500%,  05/01/07                  625           691
                                                  --------
                                                     2,092
                                                  --------
20

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
MINNESOTA -- 1.0%
   Cambridge, Mortgage Revenue,
     Health Care Center, Series A, RB,
     GNMA
      5.400%,  11/20/05              $   685       $   694
   City of Fridley, Community
     Development, RB (LOC)
      5.375%,  09/01/01 (B)            1,225         1,231
   Dakota County, Housing &
     Redevelopment Authority, Single
     Family Mortgage, RB, FNMA,
     GNMA, AMT
      5.550%,  10/01/02                  130           131
   Dakota County, Housing &
     Redevelopment Authority, Single
     Family Mortgage, RB, FNMA,
     GNMA, AMT
      5.750%,  10/01/04                  150           151
   Rochester, St. Mary's Hospital,
     RB, ETM
      5.750%,  10/01/07                  300           308
                                                  --------
                                                     2,515
                                                  --------
MISSISSIPPI -- 0.8%
   Mississippi Home Corporation,
     Single Family, Mortgage Access
     Program, Series 1994 A, RB,
     GNMA, AMT
      5.000%,  06/01/04                  730           734
   State Business Finance, Industrial
     Development, RB, AMT (LOC)
      5.450%,  09/01/01                  285           286
      5.600%,  09/01/02                  305           307
      5.800%,  09/01/04                  340           342
      5.900%,  09/01/05                  360           362
                                                  --------
                                                     2,031
                                                  --------
MISSOURI -- 1.4%
   Kansas City, Industrial Development
     Authority, Multi-Family Housing,
     Coves North Duplexes, RB, FNMA
      5.600%,  09/01/05 (B)            2,780         2,822
   Saint Louis County, Convention and
     Sports Center, Series B, RB
      6.500%,  08/15/01                  775           824
                                                  --------
                                                     3,646
                                                  --------
MONTANA -- 0.2%
   Missoula County Community
     Hospital, RB ETM, AMBAC
      7.125%,  06/01/07                  475           516
                                                  --------
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
NEBRASKA -- 0.9%
   Hall County, Hospital Authority,
     RB, ETM
      8.000%,  01/01/07              $   210      $    238
   Investment Finance Authority,
     Multi-Family Housing, Old
     Cheney Apartments, Series A,
     RB, FNMA
      5.500%,  12/01/05 (B)            2,000         2,013
                                                  --------
                                                     2,251
                                                  --------
NEVADA -- 1.2%
   Single Family Housing Authority,
     Series B, RB, AMT
      6.450%,  10/01/07                  910           959
   State Housing Division, RB,
     AMT, FNMA
      5.900%,  04/01/06                1,020         1,024
      5.700%,  10/01/06                1,090         1,079
                                                  --------
                                                     3,062
                                                  --------
NEW JERSEY -- 1.1%
   Church Street Corporation, Elderly
     Housing Section 8 Assistance 1994,
     RB, HUD Section 8
      5.000%,  03/01/01                  265           262
   Deptford Township, Fire District
     Number 1, GO
      5.850%,  10/15/07                  200           210
   Economic Development Authority,
     Economic Growth, Series H-2,
     RB, National Westminster,
     AMT (LOC)
      5.000%,  10/01/05                  775           764
   Education Facilities Authority,
     Caldwell College, Series A, RB,
      7.250%,  07/01/25                1,200         1,206
   Mansfield Township, Board of
     Education Certificate of
     Participation, MBIA
      5.500%,  03/01/07                  185           191
   State Highway Authority, Garden
     State Parkway, RB, ETM
      6.500%,  01/01/11                  105           113
                                                  --------
                                                     2,746
                                                  --------
NEW MEXICO -- 1.2%
   Albuquerque, Class B-2, FGIC
      0.00%,  05/15/11 (A)             3,539         1,212
   Bernalillo County, Multi-Family
     Housing, Sunchase Apartments,
     Series A, RB, AXA
      5.800%,  11/01/06 (B)            1,500         1,539
21

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Roswell, Airport, RB, AMT
      8.500%,  11/01/98               $  130      $    130
   Santa Fe, Single Family Mortgage
     Authority, Series 1991, RB
      8.450%,  12/01/11                  189           201
                                                  --------
                                                     3,082
                                                  --------
NEW YORK -- 2.2%
   NewYork State Dormitory Authority,
     Long Island University, RB,
     Asset Guaranty
      6.000%,  09/01/08                3,450         3,597
   UFA Development Corporation,
     Mortgage, Loretto Utica Project,
     RB, FHA
      5.150%,  07/01/03                2,000         2,005
                                                  --------
                                                     5,602
                                                  --------
NORTH CAROLINA -- 0.3%
   Vance County, Industrial Facilities
     Authority RB, Optional Put
     09/01/97, AMT (LOC)
      4.700%,  09/01/00                  720           722
                                                  --------
OHIO -- 1.6%
   Cuyahoga County, Deaconess
     Hospital Project, RB, ETM
      6.750%,  11/01/09                  224           240
   Housing Finance Authority,
     Single Family Mortgage, Series A,
     RB, GNMA, AMT
      8.400%,  02/01/20                  705           738
   Lucas-Palmer, Housing Development
     Corporation, Palmer Gardens
     Section 8, RB, MBIA, FHA
      5.900%,  07/01/07                  295           293
   Marion County, Community
     Hospital of Springfield, RB
      5.000%,  05/15/98                1,400         1,405
   Ohio Capital Corporation for
     Housing Mortgage, Section 8
     Assistance, Project E, RB,
     MBIA, FHA
      5.700%,  01/01/05                  480           487
   State Mortgage, RB, FHA
      5.600%,  08/01/06                  505           503
   State Water Development
     Authority, RB, ETM
      9.375%,  12/01/10                  205           253
                                                  --------
                                                     3,919
                                                  --------
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
OKLAHOMA -- 1.5%
   Bryan County, Single Family
     Mortgage, Series A, RB
      8.600%,  07/01/10              $   510      $    534
   Cleveland County, Home Loan
     Authority, Single Family
     Mortgage, Series 1992, RB
      8.375%,  08/01/12                1,160         1,215
   Housing Finance Authority, RB,
     GNMA, AMT
      7.997%,  08/01/18                  215           221
   McAlester, Publc Works Authority,
     RB, FSA
      8.250%,  12/01/04                  125           149
      8.250%,  12/01/05                  750           895
      8.250%,  12/01/06                  185           228
   Payne County, Housing Finance
     Authority, Single Family Mortgage,
     Series A, RB
      8.625%,  03/01/11                  465           487
                                                  --------
                                                     3,729
                                                  --------
PENNSYLVANIA -- 15.2%
   Allegheny County, Hospital
     Development Authority, St.
     Margaret Memorial Hospital,
     Project A, RB
      9.800%,  07/01/10                1,000         1,007
   Allegheny County, Industrial
     Development Authority, RB
     Integra Bank of Pittsburgh,
     AMT (LOC)
      6.000%,  10/01/04                1,000         1,003
   Allegheny County, Residential
     Finance Authority, Mortgage,
     RB, GNMA
      6.500%,  11/01/14                  625           641
   Allentown, Hospital Authority,
     Sacred Heart Hospital of
     Allentown, Series A, RB
      6.200%,  11/15/03                  700           723
      6.500%,  11/15/08                2,200         2,261
   Bucks County, Industrial
     Development Authority, Women's
     Humane Society, RB
      7.100%,  12/01/09                  600           601
   Chester County, Health & Education
     Authority, Series 1996 B, RB (LOC)
      4.900%,  08/01/99 (B)              590           590
   Dauphin County, General
     Authority, WW15 Term, RB
      6.850%,  06/01/09 (C)              700           746
22

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Delaware County, Mercy Health
     Care, Series B, RB
      6.000%,  11/15/07               $3,500       $ 3,478
   Falls Township, Hospital Authority,
     Delaware Valley Medical Center,
     RB, FHA
      6.900%,  08/01/11                4,060         4,405
   Fayette County, Hospital Authority,
     Uniontown Hospital, RB, Connie
     Lee Insured
      5.200%,  06/15/04                  280           279
      5.400%,  06/15/06                1,120         1,117
      5.450%,  06/15/07                  600           596
      5.550%,  06/15/08                1,420         1,411
      5.650%,  06/15/09                1,505         1,496
   Horizon Health System Authority,
     Horizon Hospital, Series 1996 RB
      6.350%,  05/15/26                2,700         2,646
   Lehigh County, General Purpose,
     Muhlenberg Continuing Care,
     RB, (LOC)
      7.800%,  03/15/02 (B)            2,320         2,474
   Montgomery County, Higher
     Education & Health Authority,
     Northwestern Corporation, RB,
      6.250%,  06/01/99                  525           536
   Montgomery County, Industrial
     Development Authority, BMHR
     Associate Project, RB, (LOC)
      6.750%,  11/15/04                  250           259
   Montgomery County, Industrial
     Development Authority, Emergency
     Care Research Institute Project, RB
      6.400%,  06/01/03                  605           622
   Philadelphia, Hospital & Higher
     Education Authority, Northwestern
     Corporation, RB
      6.250%,  06/01/99                  590           602
   Philadelphia, Hospital & Higher
     Education Facility Authority,
     Pennslyvania Hospital Medical
     Center, Series 1996, RB
      6.350%,  07/01/07                4,325         4,428
   Philadelphia, Industrial Development
     Authority, Jeanes Physician's Office,
     Series A, RB
      9.375%,  07/01/10                  965           979
   Philadelphia, Industrial Development
     Authority, National Board of
     Medical Examiners Project, RB
      6.750%,  05/01/12                  550           591
   Philadelphia, St. Agnes
     Hospital, RB, ETM
      6.750%,  08/15/01                   55            60
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Pittsburgh, GO, Partial Pre-
     refunded 03/01/97 @ 102, FGIC
      7.000%,  03/01/01              $   370      $    380
   Pottsville, Hospital Authority,
     Pottsville Hospital & Warner
     Clinic, RB
      7.250%,  07/01/24                  605           625
   State Highway, GO
      5.500%,  10/01/97                1,645         1,661
   State Housing Authority, Single
     Family Mortgage, RB, AMT
      7.000%,  10/01/05                  230           244
   State, GO
      5.500%,  10/01/97                1,610         1,625
   Upper Gwynedd-Towamencin,
     Municipal Authority, Water &
     Sewer, RB, ETM, MBIA
      5.700%,  10/15/97                   20            20
   Wayne & Pike, Joint School Authority,
     RB, ETM, MBIA
      6.000%,  12/01/07                  240           244
                                                  --------
                                                    38,350
                                                  --------
RHODE ISLAND -- 0.2%
   State Industrial Facilities, Crystal
     Thermoplastics Project, Series A,
     RB, IRBA, AMT
      6.900%,  08/01/14                  380           391
                                                  --------
SOUTH CAROLINA -- 1.7%
   State Housing Finance Authority,
     Multi-Family Housing, RB
      5.700%,  06/01/05 (B)            3,050         3,191
   State Housing Finance &
     Development Authority, Multi-
     Family Housing, Runaway Bay
     Apartments Project, RB
      5.500%,  12/01/05                1,000         1,010
                                                  --------
                                                     4,201
                                                  --------
SOUTH DAKOTA -- 0.4%
   Student Loan Assistance, Series A,
     RB, GTD, AMT
      7.700%,  08/01/07                  500           531
      7.600%,  08/01/04                  510           542
                                                  --------
                                                     1,073
                                                  --------
TENNESSEE -- 0.7%
   Greeneville, Health & Education
     Facility Board, Southern Advent
     Hospital, RB, ETM
      8.700%,  10/01/09                  350           421
   Shelby County, Health & Housing
     Board, RB, Asset Guaranty
      6.500%,  10/01/07                1,325         1,386
                                                  --------
                                                     1,807
                                                  --------
23

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
                                       FACE AMOUNT   MARKET VALUE
DESCRIPTION                               (000)          (000)
--------------------------------------------------------------------------------
TEXAS -- 6.6%
   Bexar County, Housing Finance
     Corporation Residual Bond,
     Capital Appreciation
      0.00%,  03/01/15 (A)               $1,765       $   532
   Brazos, Higher Education Authority,
     RB, GTD, AMT
      6.500%,  06/01/04                     500           525
   Bryon, Higher Education Authority,
     Allen Academy, Series A, RB
      7.300%,  12/01/16                   1,750         1,754
   Collin County, Housing Finance
     Corporation, Multi-Family Mortgage,
     Preston Bend Apartments Project,
     RB, AXA
      6.500%,  09/01/03 (B)               1,000         1,038
   Denison, Hospital Authority, Texoma
     Medical Center, RB, ETM
      7.125%,  07/01/08                     125           139
   Duncanville, Hospital Development
     Authority, Methodist Hospital
     Project, RB, ETM
      9.000%,  01/01/10                     665           800
   Grand Prairie, Multi-Family
     Mortgage, Project A, Sugar Creek
     Apartments, RB
      6.000%,  02/01/05                     715           719
   Gregg County, Housing Finance
     Corporation, Multi-Family Housing,
     Summer Lake Project, Series A,
     RB, AXA
      6.400%,  03/01/06 (B)                 500           516
   Harris County, Housing Finance
     Corporation, Multi-Family Housing,
     Colonial House Apartments
     Project, RB, (LOC)
      5.600%,  09/01/99 (B)                 235           239
   Harris County, Housing Finance, RB,
     Series 1996, AMT, FSA
      5.700%,  06/01/06                     280           280
   Houston, Housing Finance
     Corporation, 1996-A2, RB,
      0.000%,  06/01/14 (A)               1,830           504
   Northeast Hospital Authority,
     RB, ETM
      8.000%,  07/01/08                     425           486
   Odessa, Housing Authority, Multi-
     Family Mortgage, Section 8 Assist
     Project, Series A, RB
      5.875%,  10/01/03                     810           799
   Odessa, Housing Authority, Multi-
     Family Mortgage, Section 8 Assist
     Project, Series B, RB
      6.375%,  10/01/11                   2,735         2,626
--------------------------------------------------------------------------------
                                       FACE AMOUNT   MARKET VALUE
DESCRIPTION                               (000)          (000)
--------------------------------------------------------------------------------
   Odessa, Housing Authority, Multi-
     Family Mortgage, Section 8 Assist
     Project, Series B, RB, HUD Section 8
      5.875%,  10/01/03                  $1,575       $ 1,553
   Odessa, Single Family Mortgage,
     Series A, RB, FNMA
      8.450%,  11/01/11                     328           343
   Panhandle, Housing Finance
     Corporation, Single Family
     Mortgage, Series A, RB, AMT,
     GNMA
      7.500%,  05/01/24                     440           463
   South Plains, Regional Housing
     Authority, Section 8 Assistance
     Project, Series A, RB, HUD
      6.000%,  08/01/00                      65            66
      6.500%,  08/01/05                     325           330
      6.900%,  08/01/09                     500           510
   Southeast Hospital Financing Agency,
     Memorial Hospital System Project,
     RB, ETM
      8.500%,  12/01/08                     335           395
      7.500%,  12/01/09                     890           991
   Thomason, Health Facilities
     Development Corporation, El Paso
     County Hospital District, GO, MBIA
      7.200%,  08/15/98                      25            25
   Travis County, Housing Finance,
     Series 1996, RB, AMT, FSA
      5.700%,  06/01/06                     955           956
                                                     --------
                                                       16,589
                                                     --------
UTAH -- 1.8%
   Brigham City, Special Assessment
     Bond, District Number 22
      9.000%,  08/01/04                     270           285
   Hilldale, Electric Bonds, GO, AMT
      7.500%,  12/15/03                     500           540
   Salt Lake City, Industrial
     Development, Hermes Association
     Project, RB, (LOC)
      5.900%,  09/01/97                     295           299
      5.900%,  09/01/99                     200           206
   State Finance Agency, Single Family
     Mortgage, Issue F-1, RB, AMBAC
      5.850%,  07/01/07                   1,000         1,030
   State Housing Finance Agency,
     Single Family Mortgage, Series B-2,
     RB, FHA, AMT
      7.600%,  01/01/22                     290           305
   State Municipal Finance Corporation,
     Local Government, RB
      7.300%,  12/01/03                     500           521
24

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Weber County, Municipal Building
     Authority, Series 1994, RB,
     Asset Guaranty
      6.750%,  12/15/04               $1,275      $  1,380
                                                  --------
                                                     4,566
                                                  --------
VIRGINIA -- 3.8%
   Alexandria, Redevelopment &
     Housing Authority, Multi-Family
     Housing, United Dominion-
     Parkwood Court, RB, AMT
      6.625%,  05/01/06 (B)            2,990         3,095
   Loudon County, Industrial
     Development Authority, RB, AMT
      6.000%,  01/01/04                1,000           999
   Newport News,  Industrial
     Development Authority,
     Mennonwood Communities,
     Series 1996, RB, GNMA
      7.250%,  08/01/16                1,185         1,258
   Portsmouth, Redevelopment &
     Housing Authority,
     Series 1996A, RB, FNMA
      6.200%,  09/01/16                1,255         1,244
      6.300%,  09/01/26                2,940         2,911
                                                  --------
                                                     9,507
                                                  --------
WASHINGTON -- 3.2%
   King County, Housing Authority,
     Elderly Housing, Section 8
     Assisted, RB
      7.000%,  08/01/03                  225           236
   King County, Housing
     Authority, Multi-Family Mortgage,
     Section 8 Assisted Housing,
     Series A, RB
      7.000%,  08/01/03                  750           804
   Seattle, Low Income Housing
     Assistance Authority, Kin On
     Project, Series A, RB, GNMA
      7.400%,  11/20/36                1,500         1,618
   State Housing Finance Commission,
     Series A, RB, FNMA
      7.000%,  07/01/99                  185           188
   State Housing Finance Commission,
     Series B, RB, GNMA, FNMA
      6.900%,  07/01/16                5,015         5,247
                                                  --------
                                                     8,093
                                                  --------
WEST VIRGINIA -- 1.4%
   Harrison County, Single Family
     Mortgage, Series B, AMBAC
      0.000%,  10/20/10 (A)            2,822         1,058
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
   Marshall County, Capital
     Appreciation, RB, MBIA
      0.000%,  05/01/14 (A)           $3,000      $    814
   Mason County, First Mortgage, Point
     Pleasant Haven, RB (LOC)
      6.200%,  12/01/05                  850           872
   Raleigh Fayette & Nicholas Counties,
     Single Family Mortgage, Series B,
     AMBAC
      0.000%,  06/20/10 (A)            2,167           772
                                                  --------
                                                     3,516
                                                  --------
WISCONSIN -- 0.3%
   Prairie Farm, Public School District,
     Barron & Dunn Counties, GO
      7.000%,  04/01/11                  215           222
      7.000%,  04/01/12                  210           216
   Whitewater, Waterworks System, RB
      7.500%,  07/01/16                  250           283
                                                  --------
                                                       721
                                                  --------
WYOMING -- 0.4%
   City of Cheyenne, Federal Mineral
     Royalty, Second Lien, RB
      6.200%,  06/01/09                1,000         1,030
                                                  --------
Total Municipal Bonds
   (Cost $242,720)                                 247,529
                                                  --------

Tax-Exempt Asset-Backed Securities -- 0.9%
   FHA Insured Trust, Series 1996-1,
     Class A-2,  Private Placement
      6.750%,  02/01/13                  606           605
      7.000%,  07/01/22                1,713         1,709
                                                  --------
Total Tax-Exempt Asset-Backed Securities
   (Cost $2,320)                                     2,314
                                                  --------

CASH EQUIVALENT -- 0.0%
   SEI Institutional Tax Free
     Portfolio                             5             5
                                                  --------
Total Cash Equivalent
   (Cost $5)                                             5
                                                  --------
Total Investments -- 99.1%
   (Cost $245,045)                                 249,848
                                                  --------
25

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
                                                  MARKET VALUE
DESCRIPTION                                           (000)
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.9%
   Interest receivable                            $  4,241
   Investment advisory fees payable                    (57)
   Administration fees payable                         (22)
   Other assets and liabilities                     (1,858)
                                                  --------
   Total Other Assets and Liabilities, Net           2,304
                                                  --------
NET ASSETS:
   Capital shares (unlimited
     authorization -- $0.001 par
     value) based on 22,948,463
     outstanding shares of
     beneficial interest                           245,144
   Undistributed net investment income                  19
   Accumulated net realized gain
     on investments                                  2,186
   Net unrealized appreciation
     on investments                                  4,803
                                                  --------
   Total Net Assets -- 100.0%                     $252,152
                                                  ========
   Net Asset Value, Offering and
     Redemption Price Per Share                   $  10.99
                                                  ========

(A)   ZERO COUPON BOND.
(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) MANDATORY TENDER SECURITY. THE MANDATORY TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(D) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1996.
(E) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DAT ON THE STATEMENT OF NET ASSETS.
AMT   INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
ETM   ESCROWED TO MATURITY
GO    GENERAL OBLIGATION
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK. RB REVENUE BOND THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.
AMBAC          AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
ASSET GUARANTY ASSET GUARANTY
AXA            AXA REINSURANCE
BIGI           BOND INVESTORS GUARANTY INSURANCE CORPORATION
CGLIC          CONNECTICUT GENERAL LIFE INSURANCE COMPANY
FGIC           FEDERAL GUARANTY INSURANCE CORPORATION
FHA            FEDERAL HOUSING AUTHORITY
FNMA           FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA            FINANCIAL SECURITY ASSISTANCE
GEMIC          GENERAL ELECTRIC MORTGAGE INSURANCE COMPANY
GNMA           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GTD            GUARANTEED STUDENT LOANS
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
HUD            HOUSING & URBAN DEVELOPMENT
INTEL          INTEL GUARANTY
IRBA           IRBA GUARANTY
MBIA           MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME FUND
CORPORATE OBLIGATIONS -- 19.0%
   American United Life Insurance,
     144A
      7.750%,  03/30/26              $ 9,050      $  8,620
   Associated Estates Realty
      8.375%,  04/15/00               19,880        20,650
   Equitable Life Assurance Society
      6.950%,  12/01/05                7,090         7,019
   Fairfax Financial Holdings
      8.250%,  10/01/15                5,100         5,253
   Goldman Sachs, 144A
      6.750%,  02/15/06               13,750        13,362
   Legg Mason
      6.500%,  02/15/06                1,000           954
   Lehman Brothers
      7.500%,  08/01/03 (B)            8,665         8,914
   Lehman Brothers, MTN
      6.710%,  10/12/99                4,750         4,786
      8.750%,  03/15/05                5,800         6,344
     11.625%,  05/15/05                4,735         6,031
   Nationsbank
      7.500%,  09/15/06               12,365        12,782
   Paine Webber
      6.750%,  02/01/06               10,400        10,010
   Prudential Funding
      6.750%,  09/15/23                2,000         1,755
   Security Benefit, 144A
      8.750%,  05/15/16                4,000         4,253
   Security Pacific Trust, MTN
      7.300%,  10/15/05                5,000         5,025
      7.375%,  10/15/06                2,455         2,476
   Union Central Life Insurance,
     144A
      8.200%,  11/01/26               10,790        10,734
   United Dominion Realty
     Trust, MTN
      7.950%,  07/12/06                6,500         6,793
   Vesta Insurance Group
      8.750%,  07/15/25                7,960         8,388
                                                  --------
Total Corporate Obligations
   (Cost $140,655)                                 144,149
                                                  --------
26

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 0.5%
   Ford Credit Auto Lease Trust,
     Series 1995-1 A2
      6.350%,  10/15/98             $  2,039      $  2,051
   Navistar Financial Trust, Series
     1995-B, Class A2
      5.940%,  10/15/98                  527           530
   Structured Asset Securities,
     Series 1996-CFL, Class A1C
      5.944%,  02/25/28                1,100         1,080
                                                  --------
Total Asset-Backed Securities
   (Cost $3,639)                                     3,661
                                                  --------

MORTGAGE-BACKED OBLIGATIONS -- 17.3%
   Access Financial Manufacturing
     Housing Contract Trust,
     Series 1995-1, Class A3
      7.100%,  05/15/21                  260           261
   Associates Manufactured Housing,
     Series 1996-1, Class A5
      7.600%,  03/15/27                4,200         4,326
   BankAmerica Manufactured
     Housing Contract, Series 1996-1,
     Class A4
      7.300%,  10/10/26               14,068        14,494
   Chase Mortgage Finance,
     Series 1994 B Class A1
      6.750%,  02/25/25                  340           337
   Chase Mortgage Finance,
     Series 1994-G, Class A3
      6.750%,  04/25/25                8,796         8,841
   Countrywide Mortgage Backed
     Securities, Series 1994-C, Class A8
      6.500%,  03/25/24                1,265         1,061
   Equitable, 1996-1, Class C1, 144A
      7.520%,  05/15/06                5,000         5,102
   First Boston Mortgage Securities,
     REMIC, Series 1992-4, Class A4
      7.500%,  10/25/22                2,400         2,427
   General Electric Capital Mortgage
     Services, Series 1993-14, Class A7
      6.500%,  11/25/23                1,275         1,115
   General Electric Capital Mortgage
     Services, Series 1994-18, Class A2
      7.000%,  08/25/24                  798           798
   Green Tree Finance Series 1996-2,
     Class A4
      7.200%,  04/15/27                7,000         7,033
   Green Tree Finance Series 1996-2,
     Class B1
      7.550%,  04/15/27                7,100         7,191
   Green Tree Financial, Series 1994-6,
     Class A5
      8.250%,  01/15/20                5,000         5,355
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Green Tree Financial, Series 1996-4,
     Class A6
      7.400%,  06/15/27             $  3,150      $  3,217
   Green Tree Financial,
     Series 1996-8, Class A6
      7.600%,  09/25/26                2,500         2,547
   Housing Securities Incorporated,
     Series 1994-1, Class A5
      5.500%,  08/25/03                3,073         3,056
   J.P. Morgan Commercial Mortgage
     Finance, Series 1996 C2 Class A
      6.470%,  11/25/27                  271           270
   Merrill Lynch Mortgage Investors,
     Series 1991-1, Class A
      7.650%,  01/15/12                2,034         2,080
   Merrill Lynch Mortgage Investors,
     Series 1995-C1, Class A, 144A,
     ERISA Adjustable, Rate (A)
      7.152%,  05/25/15 (D)            8,227         8,372
   Merrill Lynch Mortgage Investors,
     Series 1996 C1, Class A1
      7.150%,  04/25/28                9,809        10,003
   Midland Realty Acceptance,
     Series 1996-C1, Class A1
      7.315%,  04/25/03                6,719         6,875
   Oakwood Mortgage Investors,
     Series 1996-B, Class A3
      7.100%,  10/15/26                3,350         3,408
   Oakwood Mortgage Investors,
     Series 1996-B, Class A4
      7.350%,  10/15/26                5,000         5,105
   Prudential Home Mortgage,
     Series 1993-1, Class A1
      7.500%,  02/25/23                5,702         5,728
   Prudential Home Mortgage,
     Series 1993-61, Class A1
      6.500%,  12/25/08                2,320         2,321
   Prudential Home Mortgage,
     Series 1994-12, Class A7
      6.050%,  04/25/24                3,999         3,241
   Prudential Home Mortgage,
     Series 1994-17, Class A5
      6.250%,  04/25/24                5,700         4,888
   Vanderbilt Mortgage Finance,
     Series 1994-A, Class A1
      7.000%,  07/10/19                1,803         1,813
   Vendee Mortgage Trust,
     Series 1995-3, Class 1B
      7.250%,  10/15/10               10,000        10,112
                                                  --------
Total Mortgage-Backed Obligations
   (Cost $129,018)                                 131,377
                                                  --------
27

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996
FIXED INCOME FUND

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.1%
   Drexel Burnham Lambert Trust,
     Series T, Class 3
      8.450%,  01/20/19              $ 2,639       $ 2,717
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Pool #1462, Class PT
      7.500%,  01/15/03                5,000         5,114
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Pool# 1650, Class D
      5.400%,  04/15/24                2,000         1,981
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1275,
     Class VB
      7.000%,  05/15/99                  850           859
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1324,
     Class VD
      7.000%,  06/15/05                  825           846
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1360,
     Class PK
     10.000%,  12/15/20                2,200         2,450
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1513,
     Class AA
      6.500%,  11/15/00                4,824         4,828
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1528,
     Class A
      6.500%,  12/15/00                7,557         7,552
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1577,
     Class PG
      5.500%,  03/15/21                1,900         1,819
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1622,
     Class G
      6.250%,  11/15/22               10,000         8,855
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1625,
     Class BA
      5.000%,  11/15/00                   44            44
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1640,
     Class V
      6.500%,  12/15/98                  808           807
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1667,
     Class PC
      5.500%,  06/15/04                3,000         2,966
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1712,
     Class PC
      5.500%,  02/15/03              $ 2,735      $  2,724
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1803,
     Class A
      6.000%,  12/15/08                5,500         5,042
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 33,
     Class C
      8.000%,  09/15/18                2,507         2,514
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 70,
     Class C
      9.000%,  09/15/20                  772           823
   Federal Home Loan Mortgage
     Corporation, Series 1604 Class G
      5.750%,  01/15/08                  500           483
   Federal Home Loan Mortgage
     Corporation, Series 1661, Class PG
      6.000%,  03/15/08                  250           244
   Federal National Mortgage
     Association, REMIC,
     Series 1989-74, Class J
      9.800%,  10/25/19                2,500         2,740
   Federal National Mortgage
     Association, REMIC,
     Series 1989-79D
      9.000%,  11/25/19                1,350         1,465
   Federal National Mortgage
     Association, REMIC,
     Series 1991-137, Class E
      8.050%,  01/25/20                2,526         2,553
   Federal National Mortgage
     Association, REMIC,
     Series 1992-100, Class M
      8.500%,  06/25/05                8,000         8,233
   Federal National Mortgage
     Association, REMIC,
     Series 1992-43, Class E
      7.500%,  04/25/22                3,420         3,401
   Federal National Mortgage
     Association, REMIC,
     Series 1993-174, Class C
      5.750%,  12/25/03                  750           744
   Federal National Mortgage
     Association, REMIC,
     Series 1993-174, Class EA
      6.150%,  10/25/07                4,000         3,932
   Federal National Mortgage
     Association, REMIC,
     Series 1993-192, Class E
      5.950%,  11/25/07                1,000           975
28

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Federal National Mortgage
     Association, REMIC,
     Series 1994-33, Class C
      5.000%,  10/25/03              $ 1,900      $  1,881
   Federal National Mortgage
     Association, REMIC,
     Series 1995-2, Class H
      8.500%,  06/25/10               18,200        19,044
   Federal National Mortgage
     Association, REMIC,
     Series 94-92, Class DE
      7.500%,  07/25/07                5,267         5,238
   Federal National Mortgage
     Association, REMIC,
     Series G92-22, Class Z
      7.500%,  06/25/18                2,405         2,402
   Federal National Mortgage
     Association, REMIC,
     Series G92-42, Class C
      7.000%,  09/25/19                1,924         1,929
   Federal National Mortgage
     Association, REMIC,
     Series X-19C, Class G
      7.500%,  08/25/21                  720           719
   Federal National Mortgage
     Association, Series 1994-28,
     Class O
      6.500%,  06/25/24                3,600         3,243
   Federal National Mortgage
     Association, Series 1996-12,
     Class C
      6.500%,  03/25/23                6,575         6,151
   Federal National Mortgage
     Association, Series 1996-23,
     Class D
      6.500%,  10/25/23                2,650         2,478
   Federal National Mortgage
     Association, Series X-225b,
     Class VB
      5.050%,  10/25/04                  175           174
   Government National Mortgage
     Association, Pool #413221
      8.250%,  05/15/10                1,955         2,052
                                                  --------
Total U.S. Government Agency Obligations
   (Cost $121,223)                                 122,022
                                                  --------

TAXABLE MUNICIPAL BONDS -- 19.6%
   Allegheny County, Pennsylvania
     Sanitation Authority, Series A,
     RB, MBIA
      6.600%,  06/01/97                  975           981
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Atlanta, Georgia Urban
     Redevelopment Finance Authority,
     Series 1994, FNMA
      0.000%,  10/01/16 (A)          $21,000      $  4,384
   Beaumont Properties, Michigan
     Series B, RB, Pre-refunded @ 101
     10.500%,  01/01/99 (E)            3,000         3,278
   Belmont, California
     Redevelopment Agency,
     Tax Allocation Bond, MBIA
      7.550%,  08/01/11                  895           886
   BFC Finance, GSA Lease
      7.375%,  12/01/17                7,975         7,879
   California Desert Hospital
     Corporation, Series A, RB
      8.700%,  07/01/08                  200           194
   California State Housing Finance
     Authority, Single Family
     Housing, Series 1995, RB,
     AMBAC
      7.900%,  08/01/07                8,885         9,229
   Cameron County, Texas Housing
     Finance Corporation Series A,
     RB, FGIC
     10.450%,  09/01/11                  945         1,073
   Cameron County, Texas Housing
     Finance Corporation, Series 1990A
     Class 1-B, RB, FGIC
     10.210%,  09/01/10                1,945         1,987
   Chattahoochee Valley, Alabama
     Water Supply, RB, Asset Guaranty
      8.600%,  10/01/07                  200           223
   City of Huntingdon, West Virginia
     Single Family Mortgage, RB
      9.050%,  01/15/12                1,233         1,343
   Connecticut State Health and
     Education, Nursing Home Program,
     AHF/Hartford Project, RB
      8.450%,  11/01/99                  830           866
   Connecticut State Health and
     Education, Sheridan Woods
     Center Project, RB
      7.950%,  11/01/05                1,755         1,836
      8.730%, 11/01/17                 1,150         1,279
   County of Monroe, New York
     Nationwide Precision Products,
     Series 1994B, RB (LOC)
      5.800%,  12/01/04 (D)            2,095         2,095
   Dauphin County, Pennsylvania
     General Authority, Tressler Project,
     Series B, Optional
     Put 09/01/96 @ 100, RB
      7.000%,  09/01/10                1,320         1,320
29

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

FIXED INCOME FUND

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Delaware State Housing Authority
     Series B, RB, AMBAC
      6.750%,  07/01/14               $  955       $   942
   Desert Hospital Corporation,
     Series A, RB
      8.400%,  07/01/03                2,655         2,609
   Dove Valley, Arapahoe County,
     Colorado, GO (LOC)
      6.000%,  11/01/97 (B)              700           700
   Erie County, New York Industrial
     Development Agency, Journeys
     End Project, Series A, RB (LOC)
      9.750%,  01/01/00 (C)            1,840         1,901
   Harrisburg Resource Recovery
     Authority, Series 1993 B, RB
      6.875%,  09/01/03                  515           494
      7.750%,  09/01/13                3,145         3,137
   Harrisburg, Pennsylvania Resource
     Recovery Authority,
     Series 1993 B, RB
      6.000%,  09/01/98                  215           212
   Hofstra University, RB, MBIA
      7.700%,  07/01/15                3,895         3,958
   Kanawha and Putnam Counties,
     West Virginia, Charleston and
     Huntington, AMBAC,
      0.00%,  12/01/16 (A)             7,220         1,834
   La Follete Properties, Multi-family
     Housing, Georgia Limited
     Partnership, La Follete Garden
     Apartment, Physical Bond
      9.600%,  12/01/08                  965           965
   Lake Mills, Iowa, Lake Mills
     Investors Ltd, First Mortgage
     Bonds, Mercy Health Center,
     Series 1995, RB, Private
     Placement
      7.450%,  11/01/99                  250           248
      7.600%,  11/01/00                  280           277
      7.600%,  11/01/01                  360           354
      7.750%,  11/01/02                  385           378
      7.850%,  11/01/03                  410           399
      7.850%,  11/01/04                  410           396
      7.900%,  11/01/05                  450           433
      8.000%,  11/01/06                  590           568
      8.000%,  11/01/07                  610           582
   Los Angeles County, California,
     Fairplex, RB (LOC)
     10.500%,  06/01/15                  400           412
   Los Angeles, Caifornia
     Community Redevelopment
     Agency, Angelus Project, FNMA
      6.200%,  12/15/96                  200           200
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Massachusetts State Housing
     Finance Agency, Series C,
     RB, FHA
     10.900%,  08/01/20              $ 2,605      $  2,697
   Mayor and City Council of
     Baltimore, Maryland Public
     Improvement, 1995A Series B,
     GO, FGIC
      8.100%,  10/15/10                1,775         1,968
   Mayor and City Council of
     Baltimore, Public Improvement,
     1995A Series B, GO, FGIC
      8.700%,  10/15/15                1,875         2,123
   Mercer County, New Jersey,
     Stadium Project Anticipation
     Note, Taxable
      5.770%,  04/15/97                2,000         2,000
   Mississippi Home Residential,
     Series 1993 B, RB, Taxable
      0.000%,  12/01/12 (A)            9,000         2,869
   Montgomery County, New York
     Industrial Development Authority,
     Central National Bank Project,
     RB, (LOC)
      5.500%,  05/01/25 (D)            3,750         3,750
   Muskegon County,
     Unlimited Tax, GO
      7.250%,  12/01/96                  650           651
   New Jersey State Economic
     Development Authority,
     Series 1992 R2, RB (LOC)
      6.800%,  12/01/02                1,350         1,345
   New Jersey State Economic
     Development Authority, State
     Contract, RB
      7.100%,  09/15/02                2,500         2,494
   New Orleans, Lousianna, Single
     Family Mortgage Authority, RB,
     Series A, Zero Coupon Bond, MBIA
      0.000%,  10/01/15 (A)            6,975         1,439
   New York City Industrial
     Development Authority, Civic
     Facility, Series B, RB, MBIA
      8.100%,  09/01/06                1,860         2,037
   New York City Mortgage Loan Trust,
     1996-A2, 144A
      6.750%,  06/25/11                3,970         3,817
   New York City Mortgage Loan Trust,
     1996-A3, 144A
      6.750%,  09/25/19                9,250         8,455
   Ohio, Capital For Housing,
     Georgetown Village Project,
     Series 1996 C, RB, FHA, Taxable
      7.625%,  07/01/22                1,250         1,256
30

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Oklahoma City, Oklahoma Airport
     Trust, Federal Aviation Authority,
     Senior Lien, Series 16, RB
      9.875%,  07/01/12               $1,005      $  1,078
   Oklahoma City, Oklahoma Airport
     Trust, Federal Bureau Prisons
     Project, RB
      9.800%,  11/01/14                2,650         3,001
   Oklahoma County, Oklahoma
     Home Finance Authority, RB
      0.000%,  07/01/12 (A)            3,450           897
   Olathe Labette County, Kansas
     Single Family Mortgage,
     Series 1993 A
      0.000%,  02/01/16 (A)              675           190
   Palm Springs, California Desert
     Hospital, RB
      9.000%,  07/01/13                5,945         5,767
   Panhandle, Texas, Regional Housing
     Finance,  Series 1996, Zero
     Coupon Bond
      0.000%,  10/01/11 (A)            1,460           482
   Pima and Maricopa Counties,
     Arizona Industrial Development
     Authority, Multi-Family Housing,
     Series 1993B, RB, FNMA
      6.500%,  01/01/06                  710           706
   Plymouth County Massachusetts
     Correctional Facility, Certificate
     of Participation
     10.400%,  04/01/22                5,100         5,744
   Port Authority, Ninetieth Series,
     RB  Taxable
      5.950%,  10/01/02                  700           664
   Rhode Island Port Authority
     Economic Development Corporation,
     Central Falls Detention Center,
     Series A, RB
      8.200%,  01/15/08                1,208         1,317
   Sacramento, California, Municipal
     Utility Electric, RB
      5.250%,  11/15/96                2,500         2,500
   San Diego County, California
     Pension Obligation, Series A, FSA
      6.240%,  08/15/02                2,000         1,920
   San Francisco, California
     Redevelopment Agency,
     Series 1995B, RB, MBIA/FHA
      7.500%,  07/01/24                3,860         3,879
   Sand Creek, Idaho Limited
     Partnership, Multi-Family
     Housing, RB
      8.250%,  12/01/18                3,630         3,471
--------------------------------------------------------------------------------
                                       FACE AMOUNT   MARKET VALUE
DESCRIPTION                               (000)         (000)
--------------------------------------------------------------------------------
   Southwestern, Illinois, Development
     Authority, Sports Facility
     Project, RB, 144A
      9.200%,  02/01/13                 $ 4,000      $  4,170
   Tarrant County, Texas Housing
     Finance Authority, Single Family
     Mortgage, Series 1993, RB, MBIA
      6.650%,  07/15/16                     635           641
   Texas State Department of Housing
     & Community Affairs, Single
     Family Mortgage, Series 1994B, RB
      9.500%,  03/01/16                  14,630        15,343
   Utah State Housing Authority,
     Series D-1, RB
      9.850%,  07/01/10                     235           251
                                                     --------
Total Taxable Municipal Bonds
   (Cost $145,346)                                    148,774
                                                     --------

TAX-FREE MUNICIPAL BONDS -- 1.4%
   Beckley, West Virginia, Nursing
     Facility, Beckley Health Corp,
     RB (LOC) Nationsbank Texas
      5.550%,  09/01/08                     245           242
   Chester County, Health & Education
     Authority, Series 1996 B, RB (LOC)
      4.900%,  08/01/99 (B)                 235           235
   Houston, Texas, Housing Finance
     Corporation, 1996-A1, RB
      8.000%,  06/01/14                   5,000         5,406
   Los Angeles, California, Earthquake
     Rehabilitation,  Series A, RB,
     AMT, FNMA
      5.700%,  12/01/06 (B)               2,000         1,997
   Mansfield Township, Board of
     Education Certificate of
     Participation, (MBIA)
      5.500%,  03/01/07                   1,650         1,702
   Peoria, Illinois, Multi-Family Housing,
     Section 8 Assisted, RB, FHA, MBIA
      5.500%,  07/01/07                   1,030         1,038
                                                     --------
Total Tax-Free Municipal Bonds
   (Cost $10,619)                                      10,620
                                                     --------

U.S. TREASURY OBLIGATIONS -- 20.8%
   U.S. Treasury Bond
      8.125%,  08/15/19                  18,190        21,065
31

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

FIXED INCOME FUND

--------------------------------------------------------------------------------
                                                MARKET VALUE
DESCRIPTION                                         (000)
--------------------------------------------------------------------------------
   U.S. Treasury Notes
      6.125%,  08/31/98              $14,250      $ 14,345
      6.875%,  08/31/99               86,285        88,417
      6.750%,  04/30/00                2,020         2,067
      5.750%,  08/15/03               32,635        31,789
                                                  --------
Total U.S. Treasury Obligations
   (Cost $155,144)                                 157,683
                                                  --------

REPURCHASE AGREEMENT -- 3.2%
   J.P. Morgan Securities 5.19%,
     dated 10/31/96, matures
     11/01/96, repurchase price
     $25,364,783 (collateralized by
     U.S. Treasury Note, par value
     $23,000,000, 7.25%, due 08/15/04,
     market value $24,596,817)        24,113        24,113
                                                  --------
Total Repurchase Agreement
   (Cost $24,113)                                   24,113
                                                  --------

CASH EQUIVALENT -- 2.1%
   SEI Daily Income Trust
     Government II Fund               15,605        15,605
                                                  --------
Cash Equivalent
   (Cost $15,605)                                   15,605
                                                  --------
Total Investments -- 100.0%
   (Cost $745,362)                                 758,004
                                                  --------
Other Assets and Liabilities -- 0.0%
   Investment securities purchased                 (32,506)
   Investment securities sold                       24,380
   Interest receivable                               8,387
   Investment advisory fees payable                   (165)
   Administration fees payable                         (64)
   Other assets and liabilities                        (33)
                                                  --------
   Total Other Assets and Liabilities, Net              (1)
                                                  --------
--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                                        (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Capital shares (unlimited
     authorization -- $0.001 par
     value) based on 72,145,934
     outstanding shares of
     beneficial interest                          $745,984
   Accumulated net realized loss
     on investments                                   (623)
   Net unrealized appreciation
     on investments                                 12,642
                                                  --------
   Total Net Asset -- 100.0%                      $758,003
                                                  ========
   Net Asset Value, Offering and
     Redemption Price Per Share                     $10.51
                                                  ========

(A)    ZERO COUPON BOND.
(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) MANDATORY TENDER SECURITY. THE MANDATORY TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(D) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1996.
(E)    PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE
       MATURITY DATE ON THE STATEMENT OF NET ASSETS.
AMT    INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
GO     GENERAL OBLIGATION
RB     REVENUE BOND
REMIC  REAL ESTATE MORTGAGE INVESTMENT CONDUIT
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK.
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.
AMBAC  AMERICAN MUNICIPAL BOND ASSURANCE COMPANY ASSET GUARANTY ASSET GUARANTY
AXA    AXA REINSURANCE
CGIC   CAPITAL GUARANTY INSURANCE CORPORATION
FGIC   FEDERAL GUARANTY INSURANCE CORPORATION
FHA    FEDERAL HOUSING AUTHORITY
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA    FINANCIAL SECURITY ASSISTANCE
MBIA   MUNICIPAL BOND INVESTORS ASSURANCE
STRIPS SEPARATELY TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 103.5%
ARKANSAS -- 5.0%
   City of Rogers, Sales and Use Tax,
     Series 1996, RB
      5.000%,  11/01/15               $  450      $    453
                                                  --------
CALIFORNIA -- 1.8%
   Los Angeles, Housing
     Redevelopment Agency,
     Monterey Hills Redevelopment
     Project B, RB
      5.500%,  12/01/05                  150           152
   Sacramento, Municipal Utility
     District, Electric Revenue, Series S,
     Pre-refunded @ 102, RB, FGIC
      6.625%,  02/01/97 (E)               10            10
   San Francisco, Multi-Family
     Housing, RB, FNMA
      5.000%,  02/15/97                    5             5
                                                  --------
                                                       167
                                                  --------
COLORADO -- 9.3%
   El Paso County, Capital Appreciation,
     Series C, RB, AMT, (A)
      0.000%,  07/10/14                1,000           265
   Housing Finance Authority, Single
     Family Program, Series E, RB, AMT
      6.250%,  12/01/09                   80            81
   Logan County, Single Family
     Mortgage, Series A, RB,
      8.500%,  11/01/11                  315           325
   Snake River Water District GO,
     Asset Gty
      6.250%,  12/15/96                  180           180
                                                  --------
                                                       851
                                                  --------
DELAWARE -- 7.5%
   Dover Water & Sewer,
     Series A, RB, MBIA
      6.900%,  07/01/97                   25            25
   Dover, Water & Sewer, Series B,
     RB, MBIA
      7.200%,  07/01/01                   20            20
   State Economic Development
     Authority, Wilmington Friends
     School, RB
      6.300%,  07/01/97                   45            45
      6.300%,  07/01/98                   45            45
     6.300%,  07/01/99                    50            51
   Sussex County, Economic
     Development, Gateway
     Partnership VI Project A, RB (LOC)
      7.850%,  05/01/97 (B)              495           495
                                                  --------
                                                       681
                                                  --------
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 1.5%
   Housing Finance Agency Single Family
     Housing, Series E-2, RB, GNMA,
     AMT
      7.100%,  12/01/98               $  135      $    139
                                                  --------
FLORIDA -- 2.8%
   Dade County, Florida, GO
      6.600%,  06/01/00                  250           255
                                                  --------
ILLINOIS -- 1.5%
   Addison, Alton, Pekin, Granite City,
     Series 1989-B, FSA
      7.580%,  11/01/09                  110           111
   Macomb,  Elderly Housing  RB, HUD
      7.250%,  09/01/98                   35            36
                                                  --------
                                                       147
                                                  --------
INDIANA -- 1.4%
   Reid Memorial Hospital,
     Indiana RB, ETM
      6.250%,  05/01/00                  130           131
                                                  --------
IOWA -- 0.4%
   Clinton,  Industrial Development, RB
      5.500%,  08/01/98                   35            35
                                                  --------
KANSAS -- 1.3%
   Saline County, Single Family
     Mortgage, Series A, RB,
      9.500%,  10/01/11                  115           122
                                                  --------
LOUISIANA -- 2.0%
   Public Facility Authority, River View,
     Mandatory Put @ 100, RB, CONN
      6.000%,  07/01/97 (B)              180           180
                                                  --------
MASSACHUSETTS -- 6.6%
   Boston, Water & Sewer RB, Series A ,
     Callable and Partial Cross-Over
     11/01/96 @ 102, FGIC
      7.875%,  11/01/13                  400           408
   State Housing Finance Agency, Single
     Family, Series 8, RB
      7.000%,  06/01/99                  190           197
                                                  --------
                                                       605
                                                  --------
MICHIGAN -- 2.6%
   Kalamazoo, Hospital Finance
     Authority, RB, ETM
      7.000%,  07/01/01                   75            79
   State Building Authority, Series 2,
     ETM, RB, MBIA
      7.400%,  04/01/01                   50            53
   State Hospital Finance Authority, RB
      5.000%,  01/01/97                  100           100
                                                  --------
                                                       232
                                                  --------
33

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
MISSOURI -- 0.8%
   St. Louis County, Single Family, RB,
     AMBAC
      9.250%,  10/01/16              $    65      $     68
                                                  --------
NEVADA -- 1.0%
   State Housing Division Multi Unit
     Housing, AMT, RB, FNMA
      6.450%,  10/01/04                   35            37
   State Housing Division Multi-Unit
     Housing, AMT, RB, FNMA
      5.700%,  10/01/97                   50            50
                                                  --------
                                                        87
                                                  --------
NEW HAMPSHIRE -- 3.2%
   State Housing Finance Authority,
     Single Family, Exchangeable Yearly,
     RB, AMT, (LOC)
      6.125%,  01/01/18                  295           295
                                                  --------
NEW MEXICO -- 4.9%
   Albuquerque, Class B-1, FSA
      7.650%,  08/15/07                   46            49
   Albuquerque, Class B-2, FGIC
      0.000%,  05/15/11 (A)              839           287
   Sandoval County, Gross Receipts
     Tax Revenue, RB, Intel
      6.000%,  11/01/98                  105           109
                                                  --------
                                                       445
                                                  --------
NEW YORK -- 0.2%
   State Medical Care Facility, Finance
     Agency, Hospital & Nursing Home,
     RB, FHA
      6.700%,  08/15/01                   15            16
                                                  --------
OHIO -- 3.9%
   Barberton, Hospital Improvement
     RB, ETM
      6.500%,  07/15/00                   50            51
   Housing Finance Agency, Single
     Family, Adjustable Rate, RB, BIGI
      5.750%,  04/01/16 (D)              305           307
                                                  --------
                                                       358
                                                  --------
OKLAHOMA -- 2.7%
   State Housing Finance Agency, Single
     Family, Class A, RB, AMT, GNMA
      7.997%,  08/01/18                   55            56
   Tulsa, Airport Improvement,
     ETM, FGIC
      6.200%,  06/01/00                  190           194
                                                  --------
                                                       250
                                                  --------
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)         (000)
--------------------------------------------------------------------------------
OREGON -- 1.1%
   State GO, AMT
      7.100%,  01/01/02               $  100      $    101
                                                  --------
PENNSYLVANIA -- 23.0%
   Allegheny County, Hospital
     Development Authority,
     Prerefunded @ 100
      8.625%,  06/01/97 (E)              110           113
   Beaver County,  Pennsylvania
     Hospital Authority, St. Francis
     Hospital, RB, ETM
      7.750%,  07/15/01                  115           130
   Chester County, Hospital Authority,
     RB, ETM
      7.500%,  07/01/09                   10            11
   Dauphin County, GO, ETM, MBIA
      9.750%,  10/15/97                    5             5
   Delaware County, Industrial
     Development Authority, Resource-
     Recovery Project, RB (LOC)
      8.100%,  12/01/13                   10            10
   East Pennsboro, GO, ETM
      6.000%,  03/01/02                   60            61
   Erie County, Hospital Authority
     Health Center Facility, Manchester
     Presbyterian Project, RB (LOC)
      7.500%,  09/15/06                   25            25
   Harrisburg, GO, ETM, MBIA
      9.750%,  04/15/99                   20            21
   Montgomery County, Redevelopment
     Authority, Multi-Family Housing,
     Gwynedd-Oxford Project, Series A,
     RB, Mandatory Put @ 100, CONN
      6.125%,  12/01/96 (B)              185           185
   Pennsylvania State, GO
      5.100%,  12/01/96                  100           100
      7.000%,  12/01/96                   65            65
      5.000%,  07/01/97                  130           130
      5.500%,  10/01/97                  400           404
      6.650%,  05/15/98                  115           116
      5.000%,  07/01/98                    5             5
   Philadelphia Industrial
     Development Authority, Huff
     Paper Project, AMT
      6.100%,  12/15/97                   40            40
   Philadelphia, St. Agnes Hospital,
     RB,ETM
      6.750%,  08/15/01                  195           212
   State Highway, GO
      5.000%,  07/01/98                    5             5
      5.000%,  07/01/98                   40            40
   State Housing Finance Agency, Single
     Family Mortgage, Ser 1992-33, RB
      5.700%,  04/01/98                  135           136
34

--------------------------------------------------------------------------------
                                    FACE AMOUN   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Wayne Pike, Joint School Authority,
     RB, ETM, MBIA
      6.000%,  12/01/07               $  285      $    290
                                                  --------
                                                     2,104
                                                  --------
TENNESSEE -- 1.1%
   Hamilton County, Industrial
     Development, Ridgemont/
     Mountain Brook Apartments,
     Mandatory Put @ 100, RB (LOC)
      6.250%,  10/01/97 (B)               95            96
                                                  --------
TEXAS -- 10.5%
   Bell County, Health Facility
     Development Corporation, RB,
     Mandatory Put @100
      4.750%,  10/01/98 (B)              100           100
   North Central, Health Facility
     Development Corporation Young
     Memorial Project, RB
      4.700%,  02/15/97                  105           105
      5.000%,  02/15/98                  360           360
   South Plains, Regional Housing
     Authority, Section 8 Assistance
     Project, Series A, HUD Section 8, RB,
      6.000%,  08/01/00                  145           146
   Southeast Texas, Housing Finance
     Residual Revenue, Series B, RB,
      0.000%,  12/01/16 (A)            1,100           245
                                                  --------
                                                       956
                                                  --------
WASHINGTON -- 0.4%
   Clark County, Public Utility
     District 001, RB, ETM
     10.250%,  01/01/99                   35            37
                                                  --------
WISCONSIN -- 7.0%
   State Health Facilities
     Authority, RB, MBIA
      9.125%,  07/01/05                  325           328
   State Housing & Economic
     Development Authority, Series B,
     RB, AMT
      6.625%,  09/01/20                  310           312
                                                  --------
                                                       640
                                                  --------
Total Municipal Bonds
   (Cost $9,411)                                     9,451
                                                  --------
CASH EQUIVALENT -- 0.0%
   SEI Institutional Tax Free Portfolio    5             5
                                                  --------
Total Cash Equivalent
   (Cost $5)                                             5
                                                  --------
Total Investments -- 103.5%
   (Cost $9,416)                                  $  9,456
                                                  --------
Other Assets and Liabilities -- (3.5%)
   Investment securities purchased                    (450)
   Interest receivable                                 170
   Receivable due from advisor                           4
   Administration fees payable                          (4)
   Other assets and liabilities                        (44)
                                                  --------
   Total Other Assets and Liabilities, Net            (324)
                                                  --------
NET ASSETS:
   Capital shares (unlimited authorization
      -- $0.001 par value) based on
     901,430 outstanding shares of
     beneficial interest                             9,071
   Accumulated net realized gain
     on investments                                     21
   Net unrealized appreciation
     on investments                                     40
                                                  --------
   Total Net Assets -- 100.0%                     $  9,132
                                                  =========
   Net Asset Value, Offering and
     Redemption Price Per Share                   $  10.13
                                                  =========

(A)    ZERO COUPON BOND
(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) MANDATORY TENDER SECURITY. THE MANDATORY TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(D) VARIABLE RATE SECURITY. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AT OCTOBER 31, 1996.
(E) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
AMT    ALTERNATIVE MINIMUM TAX
ETM    ESCROWED TO MATURITY
GO     GENERAL OBLIGATION
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK
RB     REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.

AMBAC     AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
BIGI      BOND INVESTORS GUARANTY ASSURANCE CORPORATION
CONN      CONNECTICUT GENERAL LIFE
FGIC      FEDERAL GUARANTY INSURANCE CORPORATION
FHA       FEDERAL HOUSING AUTHORITY
FNMA      FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA       FINANCIAL SECURITY ASSISTANCE
GNMA      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD       HOUSING & URBAN DEVELOPMENT
INTEL     INTEL GUARANTY
MBIA      MUNICIPAL BOND INVESTORS ASSURANCE
MGG       MUNICIPAL GOVERNMENT GUARANTEED
ASSET GTY ASSET GUARANTEE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

SHORT-TERM FIXED INCOME FUND

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.5%
   Ford Credit Auto Lease Trust,
     Series 1995-1, Class A2
      6.350%,  10/15/98               $  117      $    118
   Navistar Financial Corporation
     Owner Trust, Series 1995-B, Class A2
      5.940%,  10/15/98                   79            80
   Premier Auto Trust, Tranche 1993-5,
     Class A2
      4.220%,  03/02/99                   34            34
   Union Federal Savings Bank Grantor
     Trust, Pool 1993-A, Class A
      4.525%,  05/15/99                  280           278
                                                  --------
Total Asset-Backed Securities
   (Cost $509)                                         510
                                                  --------

MORTGAGE-BACKED OBLIGATIONS -- 4.8%
   General Electric Capital Mortgage
     Services, Series 1994-18, Class A2
      7.000%,  08/25/24                   53            53
   Green Tree Financial Corporation,
     Series 1994-1, Class A1
      5.600%,  04/15/19                   31            32
   Green Tree Financial Corporation,
     Series 1995-4, Class A1
      6.050%,  07/15/25                   20            20
   Housing Securities Incorporated,
     Series 1994-1, Class A5
      5.500%,  08/25/03                   81            81
   Merrill Lynch Mortgage Investors,
     Series 1993A,  Class A2
      6.100%,  02/15/20                   46            47
   Security Pacific Home Equity Loan
     Series1991-2, Class A
      8.100%,  06/15/20                   11            12
   Vanderbilt Mortgage Finance,
     Series 1994-A, Class A1
      7.000%,  07/10/19                   75            76
                                                  --------
Total Mortgage-Backed Obligations
   (Cost $320)                                         321
                                                  --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.7%
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1190,
     Class F
      7.500%,  09/15/18                    3             3
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1215,
     Class E
      6.750%,  02/15/04                   52            52
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                        (000)/SHARES       (000)
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1306,
     Class G
      7.800%,  05/15/12                $  42       $    43
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1452
     Class G
      6.500%,  08/15/07                  502           501
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1464,
     Class BC
      6.100%,  04/15/14                  250           250
   Federal Home Loan Mortgage
     Corporation, REMIC, Series 1607,
     Class B
      4.350%,  06/15/03                   --             1
   Federal National Mortgage Association,
     REMIC, Series 1989-85, Class D
      7.600%,  05/25/18                   29            29
   Federal National Mortgage Association,
     REMIC, Series 1991-137, Class E
      8.050%,  01/25/20                   31            32
   Federal National Mortgage Association,
     REMIC, Series 1991-165, Class H
      7.500%,  04/25/20                   30            31
   Federal National Mortgage Association,
     REMIC, Series 1991-55, Class E
      7.500%,  02/25/05                   19            20
   Federal National Mortgage Association,
     REMIC, Series 1992-131, Class EA
      6.500%,  03/25/17                   82            82
   Federal National Mortgage Association,
     REMIC, Series 1992-37, Class PC
      6.000%,  03/25/15                   87            87
   Federal National Mortgage Association,
     REMIC, Series G92-35, Class BA
      4.000%,  01/25/18                  248           245
   Federal National Mortgage Association,
     REMIC, Series G92-42, Class C
      7.000%,  09/25/19                   20            21
                                                  --------
Total U.S. Government Agency Obligations
   (Cost $1,396)                                     1,397
                                                  --------

TAXABLE MUNICIPAL BONDS -- 62.8%
   Baltimore County, Maryland,
     Mortgage RB, GNMA
      7.000%,  01/20/00                   35            35
   Bell County, Texas, RB  Weekly
     Floater (LOC)
      6.200%,  12/01/19 (A)              350           350
   Bryon, Texas Higher Education
     Authority, Allen Academy,
     Series B, RB
      6.500%,  12/01/99                   50            50

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   City of Morgantown, Kentucky RB,
     Weekly Floater (LOC)
      6.200%,  12/01/99 (B)             $200       $   200
   Dallas County, Texas Housing
     Finance Corporation, Single Family
     Mortgage, RB
      6.625%,  12/01/13                  160           153
   Dauphin County, General Authority,
     Tressler Project, Series B, Optional
     Put 09/01/96 @ 100 RB
      7.000%,  09/01/10                  260           260
   Dove Valley, Arapahoe County,
     Colorado Unlimited Tax General
     Obligation (Taxable) 6.000%
     11/1/2020 Mandatory (LOC)
     Put 11/1/97 @ 100
      6.000%,  11/01/20                  300           300
   Fairfax County, Virginia,
     Redevelopment and Housing
     Authority Bond, GNMA
      7.875%,  09/20/99                  125           128
   5th Ave Housing, Indiana
     Development RB, FNMA
      8.100%,  01/01/03                   60            61
   Hillard, Ohio Housing Development
     Corporation, Series 1995B, RB, FHA
      7.750%,  01/01/97                   35            35
   Indianola, Mississippi Housing
     Development, Section 8 Eastover
     Apartments, MBIA/FHA
      6.600%,  01/01/99                   90            90
   Kansas City, Kansas Sewer Revenue
     Bond, AMBAC
      8.375%,  05/01/01                  100           102
   Lake Mills, Iowa Lake Mills Investors
     Ltd, First Mortgage Bonds Mercy
     Health Center, Series 1995
      7.150%,  11/01/98                  235           234
      7.050%,  11/01/97                  215           215
   Lewiston, Maine Multi-Family
     Housing, RB, FNMA/FHA
      6.450%,  02/15/97                   20            20
   Massachusetts State Housing Finance
     Agency, Series C, RB, FHA,
     Pre-refunded @ 102
     10.900%,  08/01/97 (C)              145           150
   Mesquite, Texas Health Facilities, RB
      6.625%,  02/15/97                  130           130
   Moorhead, Mississippi Housing
     Development, Section 8 Moorhead
     Manor, Series A, RB, MBIA/FHA
      6.600%,  07/01/97                   30            30
      6.600%,  07/01/98                   30            30
      6.600%,  07/01/99                   35            35
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Passaic County, New Jersey Waste
     Utility, RB, MBIA
      6.250%,  09/03/97                 $246      $    247
   Prince Georges County, Maryland
     Housing RB, GNMA
      5.750%,  10/20/98                   45            45
   Prince Georges County, Maryland
     Housing, RB, GNMA
      5.500%,  06/20/98                   60            59
   Riverside, California Certificate of
     Participation, Tyler Mall Parking
     10.000%,  04/01/10                  400           422
   Rome, New York Housing Development
     Section 8, Series B, RB, MBIA/FHA
      7.750%,  07/01/01                   45            45
   Sacramento, California Utility
     Electric RB
      5.250%,  11/15/96                  425           425
   San Francisco, California
     Redevelopment Agency, Series 1995-C,
     RB, MBIA/FHA
      6.375%,  01/01/00                  125           125
   Texas State Department of Housing
     & Community Affairs, RB
      7.250%,  07/01/99                  260           263
                                                  --------
Total Taxable Municipal Bonds
   (Cost $4,235)                                     4,239
                                                  --------

CASH EQUIVALENTS -- 7.7%
   SEI Daily Income Trust
     Government II Fund                  300           300
   SEI Daily Income Trust
     Treasury II Fund                    222           222
                                                  --------
Total Cash Equivalents
   (Cost $522)                                         522
                                                  --------
Total Investments -- 103.5%
   (Cost $6,982)                                     6,989
                                                  --------
Other Assets and Liabilities -- (3.5%)
   Investment securities purchased                    (300)
   Interest receivable                                  89
   Receivable due from advisor                           4
   Administration fees payable                          (4)
   Other assets and liabilities                        (27)
                                                  --------
   Total Other Assets and Liabilities, Net            (238)
                                                  --------
37

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------
                                                  MARKET VALUE
DESCRIPTION                                           (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Capital shares (unlimited
     authorization -- $0.001 par
     value) based on 675,342
     outstanding shares of
     beneficial interest                          $  6,771
   Accumulated net realized loss
     on investments                                    (27)
   Net unrealized appreciation
     on investments                                      7
                                                  --------
   Total Net Assets--100.0%                       $  6,751
                                                  ========
   Net Assets Value, Offering and
     Redemption Price Per Share                   $  10.00
                                                  ========

GO    GENERAL OBLIGATION
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK
RB    REVENUE BOND
REMIC REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.
AMBAC AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FHA   FEDERAL HOUSING AUTHORITY
FNMA  FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA  MUNICIPAL BOND INVESTORS ASSURANCE
(A) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1996.
(C) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------

COMMON STOCKS -- 87.7%
AIR TRANSPORTATION -- 1.0%
   Atlantic Southeast Airlines         1,250      $     26
   Midwest Express Holdings*             500            17
                                                  --------
                                                        43
                                                  --------
CREDIT SENSITIVE -- 10.0%
   Bank Plus*                          2,800            31
   Bank United, Class A*                 500            13
   Credit Acceptance*                  2,300            62
   Dime Bancorp*                       5,000            74
   First Alliance                        600            16
   Glendale Federal Savings Bank*      2,000            37
   Lennar                              3,700            82
   Long Island Bancorp                 1,000            30
   Triangle Pacific*                   3,050            65
                                                  --------
                                                       410
                                                  --------
BUILDING & CONSTRUCTION SUPPLIES -- 0.3%
   Miller Industries*                    600            14
                                                  --------
COMMUNICATIONS EQUIPMENT -- 0.9%
   Checkpoint Systems*                 1,600            36
                                                  --------
CONSUMER -- 12.7%
   Baby Superstore*                    1,400            38
   Damark International*               4,600            41
   Genesco*                              810             7
   Micro Warehouse*                    2,900            67
   Mohawk Industries*                  1,900            46
   Robert Mondavi, Class A*              700            20
   Rock Bottom Restaurants*              800             8
   Service Merchandise*                3,900            23
   Sonic*                              3,500            80
   Sports Authority*                   3,375            82
   Taco Cabana Incorporated, Class A*    700             4
   WestPoint Stevens*                  2,900            77
   Williams-Sonoma*                    1,100            30
                                                  --------
                                                       523
                                                  --------
ENVIRONMENTAL SERVICES -- 0.9%
   Philip Environment*                 3,500            36
                                                  --------
HEALTHCARE -- 1.9%
   Gensia Pharmaceutical*              5,500            27
   Quorum Health Group*                  500            14
   Renal Care Group*                     500            19
   Value Health*                       1,100            19
                                                  --------
                                                        79
                                                  --------
HOUSEHOLD FURNITURE & FIXTURES -- 0.2%
   Furniture Brands International*       700             9
                                                  --------
38

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 4.3%
   Bowater                             1,300      $     46
   PH Glatfelter                       2,520            48
   NuCo2*                              3,350            44
   Rayonier                            1,000            40
                                                  --------
                                                       178
                                                  --------
ENERGY -- 12.8%
   BJ Services*                        2,100            94
   Benton Oil & Gas*                   1,350            33
   Devon Energy                        3,300           115
   Marine Drilling Company*            1,900            26
   Parker & Parsley Petroleum          1,500            43
   Seacor Holdings*                      650            35
   Seagull Energy*                     2,100            45
   Tidewater                           1,350            59
   United Meridian*                    1,500            71
                                                  --------
                                                       521
                                                  --------
SERVICE -- 17.4%
   American Radio Systems*             2,000            61
   Barnett*                            1,850            44
   Caribiner International *             800            36
   Central Parking                     1,900            66
   Chancellor, Class A*                  950            31
   Daisytek International*             1,300            50
   Delta & Pine Land                   3,690           133
   Mail Boxes Etc.*                    1,600            33
   Paging Network*                     2,500            43
   Premiere Technologies*                400             6
   Henry Schein*                       2,300            91
   True North Communications           2,000            47
   US Freightways                      2,500            55
   Vanguard Cellular Systems, Class A* 1,300            22
                                                  --------
                                                       718
                                                  --------
TECHNOLOGY -- 24.5%
   Ade*                                1,200            11
   Actel*                              4,450            80
   Analog Devices*                     2,500            65
   Ariel*                                170             2
   CEM*                                3,000            29
   Camco International                 1,000            39
   Cytyc*                                400             5
   Digex *                             1,600            18
   Envoy*                              2,300            85
   Geoworks*                           1,800            37
   HCIA*                                 700            19
   Micrel*                             2,500            51
   PCD *                               5,000            55
   PRI Automation*                     2,770            98
   Rational Software*                  3,200           123
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)          (000)
--------------------------------------------------------------------------------
   Sandisk*                            4,000      $     53
   Sawtek*                               600            18
   Siebel Systems*                     1,200            65
   Sierra Semiconductor*               5,000            65
   Sipex*                                745            18
   Speedfam International*               180             3
   Synopsys*                           1,500            68
                                                  --------
                                                     1,007
                                                  --------
TESTING LABORATORIES -- 0.8%
   Clintrials Research*                  900            33
                                                  --------
Total Common Stocks
   (Cost $3,107)                                     3,607
                                                  --------

COMMERCIAL PAPER -- 12.6%
   Northern Trust
      5.201%,  11/01/96                 $519           519
                                                  --------
Total Commercial Paper
   (Cost $519)                                         519
                                                  --------
Total Investments -- 100.3%
   (Cost $3,626)                                     4,126
                                                  --------
OTHER ASSETS AND LIABILITIES -- (0.3%)
   Investment securities purchased                     (89)
   Investment securities sold                           82
   Receivable due from advisor                           2
   Administration fees payable                          (4)
   Other assets and liabilities                         (2)
                                                  --------
Total Other Assets and Liabilities, Net                (11)
                                                  --------

NET ASSETS:
Capital shares (unlimited
   authorization -- $0.001 par value)
   based on 314,254 outstanding
   shares of beneficial interest                     3,279
Undistributed net investment loss                       (9)
Accumulated net realized gain on
   investments                                         345
Net unrealized appreciation
   on investments                                      500
                                                  --------
Total Net Assets -- 100.0%                        $  4,115
                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                     $  13.10
                                                  ========

* NON-INCOME PRODUCING SECURITY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                           SHARES       (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 95.4%
AUSTRALIA -- 2.3%
   M.I.M. Holdings                    31,000      $     40
   Mayne Nickless                      6,000            40
                                                  --------
                                                        80
                                                  --------
FINLAND -- 1.2%
   Valmet `A`                          2,600            40
                                                  --------
FRANCE -- 3.1%
   Carrefour                              90            50
   Total `B'                             700            55
                                                  --------
                                                       105
                                                  --------
GERMANY -- 1.3%
   Adidas                                550            46
                                                  --------
HONG KONG -- 6.8%
   Cheung Kong Holdings                5,000            40
   Guoco Group                         4,000            21
   Hong Kong Land                     13,000            29
   HSBC Holdings                       1,200            25
   Hutchison Whampoa                   6,000            42
   Road King Infrastructure*          10,000             7
   Shangri-La Asia                    18,000            26
   Sun Hung Kai Properties             2,000            23
   Wharf Holdings                      5,000            21
                                                  --------
                                                       234
                                                  --------
ITALY -- 1.3%
   Telecom Italia                     22,000            46
                                                  --------
JAPAN -- 33.3%
   Autobac Seven                         100             8
   Canon                               4,000            77
   DDI                                     8            60
   Hitachi                             7,000            62
   Ito Yokado                          1,000            50
   Matsushita Electric                 2,000            32
   Minebea                             5,000            42
   Mitsubishi                          5,000            56
   Mitsubishi Estate                   6,000            75
   Mitsubishi Heavy Industries        10,000            77
   Mitsubishi Materials                3,000            13
   Nippon Telegraph & Telephone            2            14
   Nishimatsu Construction             6,000            55
   NKK                                23,000            58
   Nomura Securities                   4,000            66
   NSK                                 6,000            40
   Sankyo                              3,000            74
   Shin Etsu Chemical                  3,000            52
   Sony                                  600            36
--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                           SHARES       (000)
--------------------------------------------------------------------------------
   Sumitomo Bank                       2,000      $     35
   Suzuki Motor                        3,000            31
   Teijin                             13,000            60
   Tokio Marine & Fire Insurance       6,000            66
                                                  --------
                                                     1,139
                                                  --------
MALAYSIA -- 4.5%
   Genting Berhad                      5,000            37
   IOI                                 4,000             6
   Malayan Banking                     2,000            20
   Sime Darby                          7,000            25
   Sungei Way Holdings                 2,000            11
   United Engineers                    7,000            55
                                                  --------
                                                       154
                                                  --------
NETHERLANDS -- 8.7%
   Aegon                               1,158            59
   Elsevier                            7,000           116
   Gucci                                 800            55
   Hunter Douglas                        459            33
   Polygram                              710            33
                                                  --------
                                                       296
                                                  --------
SINGAPORE -- 1.2%
   Jurong Ship Yard                    2,000             9
   Overseas Chinese Banking Foreign    2,800            32
                                                  --------
                                                        41
                                                  --------
SPAIN -- 1.9%
   Banco Popular                         180            34
   Telefonica de Espana                1,500            30
                                                  --------
                                                        64
                                                  --------
SWEDEN -- 7.5%
   Astra AB, Series A                  2,000            92
   Ericsson LM, Series B               4,400           119
   Securitas AB, Series B              1,800            47
                                                  --------
                                                       258
                                                  --------
SWITZERLAND -- 6.7%
   Adecco                                220            62
   Roche Holdings                          6            46
   Sandoz Pharmaceutical                 105           122
                                                  --------
                                                       230
                                                  --------
UNITED KINGDOM -- 15.6%
   British Biotech*                    8,000            29
   British Telecommunications         10,900            63
   Courtaulds                          6,500            48
   Dixons Group                        9,000            80
40

--------------------------------------------------------------------------------
                                     SHARES/      MARKET VALUE
DESCRIPTION                      FACE AMOUNT (000)    (000)
--------------------------------------------------------------------------------
   General Electric                   18,100      $    112
   Glaxo Wellcome                      5,000            79
   National Westminster                8,000            91
   Securicor                           7,000            32
                                                  --------
                                                       534
                                                  --------
Total Foreign Common Stocks
   (Cost $2,966)                                     3,267
                                                  --------

FOREIGN PREFERRED STOCK -- 1.1%
GERMANY -- 1.1%
   SAP                                   275            37
                                                  --------
Total Foreign Preferred Stock
   (Cost $45)                                           37
                                                  --------
DEMAND DEPOSIT -- 0.7%
UNITED STATES -- 0.7%
   Northern Trust
     3.500%, 11/01/96                 $   22            22
                                                  --------
Total Demand Deposit
   (Cost $22)                                           22
                                                  --------
Total Investments -- 97.2%
   (Cost $3,033)                                     3,326
                                                  --------
Other Assets and Liabilities -- 2.8%
   Foreign currency (Cost $113)                        113
   Receivable due from advisor                           7
   Administration fees payable                          (6)
   Other assets and liabilities                        (17)
                                                  --------
   Total Other Assets and Liabilities, Net              97
                                                  --------

NET ASSETS:
Portfolio shares (unlimited
   authorization -- $.001 par value)
   based on 288,186 outstanding
   shares of beneficial interest                     2,935
Undistributed net investment income                     39
Accumulated net realized gain on
   investments                                         156
Net unrealized appreciation on investments             293
                                                  --------
Total Net Assets-- 100.0%                         $  3,423
                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                     $  11.88
                                                  ========
*  NON-INCOME PRODUCING SECURITY.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                           SHARES       (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 96.7%
BELGIUM -- 0.1%
   G.I.B. Holdings                       400      $     15
                                                  --------
DENMARK -- 2.7%
   Bang & Olufsen                      6,200           230
   Novo Nordisk, Series B              1,470           245
                                                  --------
                                                       475
                                                  --------
FINLAND -- 0.7%
   Pohjola                             6,300           132
                                                  --------
FRANCE -- 13.5%
   BIC                                   850           128
   Carrefour                             480           266
   Cetelem                               600           128
   Cie de Saint Gobain                 1,272           172
   Grand Optical-Photoservice          1,300           189
   Imetal SA                             900           140
   LVMH Moet Hennessy                    950           218
   Sanofi                              3,040           275
   Scor                                3,800           146
   Seita                               4,435           179
   SGS-Thomson Microelectronics*       4,200           223
   Total Series B                      2,400           188
   Usinor Sacilor                     11,100           165
                                                  --------
                                                     2,417
                                                  --------
GERMANY -- 7.0%
   Adidas                              1,600           135
   BASF                                5,520           177
   Bayerische Motoren Werke              300           176
   Beiersdorf                          1,800            90
   Hoechst                             5,000           188
   Siemens                             3,000           155
   Volkswagen                            850           337
                                                  --------
                                                     1,258
                                                  --------
ITALY -- 6.2%
   Edison                             37,000           220
   ENI SPA                            30,000           144
   Parmalat Finanziaria              216,000           310
   Pirelli*                           70,000           124
   STET                               10,000            35
   Telecom Italia                    130,000           269
                                                  --------
                                                     1,102
                                                  --------
NETHERLANDS -- 10.2%
   ABN-Amro Holdings                   4,996           282
   Aegon                               2,534           129
   Ahold                               4,856           283
   ASM Lithography Holdings*           2,100            76
   Elsevier                           13,000           216
   Hunter Douglas                      2,000           141
   ING Groep                           6,600           206
41

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                           SHARES       (000)
--------------------------------------------------------------------------------
   Koninklijke PTT Nederland           4,784      $    173
   Nutricia Vernigde Bedrijven         1,430           201
   Wegener                             1,525           128
                                                  --------
                                                     1,835
                                                  --------
NORWAY -- 0.6%
   Unitor Ship Services               10,000           110
                                                  --------
SPAIN -- 4.6%
   Autopistas Cesa                       400             5
   Banco Popular                       1,200           229
   Empresa Nacional de Electricidad    3,500           214
   Gas Natural                         1,000           175
   Telefonica de Espana               10,000           201
                                                  --------
                                                       824
                                                  --------
SWEDEN -- 9.9%
   Assa Abloy, Series B               13,600           209
   Astra AB, Series B                  4,460           204
   Cardo                               7,500           184
   Ericsson LM, Series B               8,000           217
   Securitas, Series B                 6,000           155
   Skanska, Series B                   5,500           235
   Sparbanken Sverige AB, Series A    12,000           190
   SSAB, Series A                     13,000           189
   Trygg-Hansa AB                     10,700           194
                                                  --------
                                                     1,777
                                                  --------
SWITZERLAND -- 6.5%
   Asea Brown Boveri                     160           198
   Roche Holdings                         35           265
   Sandoz Pharmaceutical                 340           394
   Societe Generale de Surveillance       55           125
   Winterthur                            290           173
                                                  --------
                                                     1,155
                                                  --------
UNITED KINGDOM -- 34.7%
   Abbey National                     17,000           177
   Albright & Wilson                  22,500            70
   Associated British Foods           16,000           110
   Bass                                9,500           122
   BAT Industries                     11,000            77
   BICC                               23,090           110
   Blue Circle Industries             26,000           169
   British Aerospace                   9,722           184
   British Airways                    17,000           153
   British Biotech*                   15,460            57
   British Telecommunications         50,500           292
   Commercial Union                   11,562           122
   Cortaulds                          16,000           119
   De La Rue                          10,000            96
   Emap                               10,000           116
   General Cable*                     14,500            50
   General Electric                   24,000           148
--------------------------------------------------------------------------------
                                     SHARES/      MARKET VALUE
DESCRIPTION                      FACE AMOUNT (000)   (000)
--------------------------------------------------------------------------------
   Glaxo Wellcome                     22,500      $    353
   Granada Group                      14,500           209
   Grand Metropolitan                 14,000           106
   Guinness                           14,000           100
   Hammerson                          22,000           137
   HSBC Holdings                       5,800           122
   Lasmo                              52,000           181
   Logica                             10,000           130
   Lucas Varity*                      19,000            77
   Medeva                             22,000            95
   Morrison Supermarket               32,760            86
   Next                               18,000           164
   Prudential                         21,000           159
   Redland                            19,500           134
   Reuters                            11,000           137
   Rolls Royce                        29,500           122
   Scottish Power                     16,970            87
   Securicor                          26,845           122
   Sedgwick Group                     60,520           123
   Shell Transportation & Trading     21,000           344
   Smiths Industries                   7,500           100
   Standard Chartered Bank            11,000           119
   Sun Alliance Group                 27,605           189
   Tate & Lyle                        15,000           116
   Tomkins                            32,000           134
   Vendome Units                       9,700            91
   Vodafone Group                     20,000            77
   Williams Holdings                  16,740            99
   Wolseley                           16,000           124
                                                  --------
                                                     6,209
                                                  --------
Total Foreign Common Stocks
   (Cost $13,778)                                   17,309
                                                  --------

FOREIGN PREFERRED STOCKS -- 2.2%
FINLAND -- 0.9%
   Nokia AB, Series A                  3,400           157
                                                  --------
GERMANY -- 1.3%
   Rhoen Klinikum                        700            83
   SAP                                 1,100           148
                                                  --------
                                                       231
                                                  --------
Total Foreign Preferred Stocks
   (Cost $194)                                         388
                                                  --------

DEMAND DEPOSIT -- 0.5%
UNITED STATES -- 0.5%
   Northern Trust
      3.500%,  11/01/96                $  97            97
                                                  --------
Total Demand Deposit
   (Cost $97)                                           97
                                                  --------
42

--------------------------------------------------------------------------------
                                               MARKET VALUE
DESCRIPTION                                        (000)
--------------------------------------------------------------------------------
Total Investments -- 99.4%
   (Cost $14,069)                                 $ 17,794
                                                  --------
OTHER ASSETS AND LIABILITIES -- 0.6%
   Foreign currency (Cost $196)                        201
   Investment advisory fee payable                      (4)
   Administration fees payable                          (2)
   Other assets and liabilities                        (87)
                                                  --------
Total Other Assets and Liabilities, Net                108
                                                  --------

NET ASSETS:
Capital shares (unlimited
   authorization -- $.001 par value)
   based on 1,689,559 outstanding
   shares of beneficial interest                    13,947
Undistributed net
   investment income                                    19
Accumulated net realized gain
   on investments                                      206
Net unrealized appreciation on forward
   foreign currency contracts, foriegn
   currency, and translation of other
   assets and liabilities in foreign currency            5
Net unrealized appreciation
   on investments                                    3,725
                                                  --------
Total Net Assets -- 100.0%                        $ 17,902
                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                     $  10.60
                                                  ========

*NON-INCOME PRODUCING SECURITY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INTERNATIONAL SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES        (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 90.3%
AUSTRALIA -- 2.1%
   Adelaide Brighton                 377,983      $    494
   Capral Aluminum                   153,912           458
   Foodland Associated                60,632           262
   McPherson's*                      123,203           313
   Savage Resources                  748,277           741
   Savage Resources Warrants*         21,548             5
                                                  --------
                                                     2,273
                                                  --------
AUSTRIA -- 1.3%
   Austria Mikro Systeme
     International                     1,344            86
   Wolford                             9,656         1,274
                                                  --------
                                                     1,360
                                                  --------
BELGIUM -- 0.2%
   Quick Restaurants                   3,576           239
                                                  --------
DENMARK -- 2.2%
   Martin Gruppen                     13,564           721
   Oticon Holding AS, Series A        10,028         1,613
                                                  --------
                                                     2,334
                                                  --------
FINLAND -- 0.9%
   Cultor Oy, Series 1*               14,800           678
   Cultor Oy, Series 2*                5,000           227
                                                  --------
                                                       905
                                                  --------
FRANCE -- 4.2%
   Airfeu SA                           6,403           200
   Altran Technologies SA                970           290
   Brioche Pasquier                    1,686           237
   CIPE France SA                      6,150           755
   Deveaux SA                          9,562         1,208
   Fininfo                             1,662           172
   Genset ADR*                        16,902           294
   Grand Optical-Photoservice          3,529           513
   Guilbert SA                         3,622           576
   Jet Multimedia                      1,540           205
                                                  --------
                                                     4,450
                                                  --------
GERMANY -- 3.1%
   Adidas                              4,393           370
   Boss (Hugo)                           419           506
   Cewe Color Holding                  2,922           759
   Eff-eff Fritz Fuss GmbH             4,962           193
   Jil Sander                            808           534
   Kiekert                            17,608           513
   Marschollek Lauten                  3,190           451
   Marschollek Lauten Rights*          3,190            51
                                                  --------
                                                     3,377
                                                  --------
43

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

INTERNATIONAL SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
HONG KONG -- 3.6%
   China Overseas Land &
     Investment                    1,810,000      $    673
   China Resources Development       374,000           421
   East Asiatic Company              299,000            35
   Four Seas Mercantile              234,000           106
   Gold Peak                         709,000           440
   Grand Hotel Holdings              542,000           228
   Harbour Centre                    197,000           268
   HKR International                 517,000           655
   Hon Kwok Land Investment          823,900           269
   Hong Kong Aircraft Engineering     42,000           107
   Jardine International Motor        94,000           118
   Liu Chong Hing Bank               131,000           191
   Wing Hang Bank                     68,000           274
                                                  --------
                                                     3,785
                                                  --------
INDONESIA -- 0.6%
   Bukaka Teknik Utama `F'            70,000            59
   Clipan Finance `F'                 67,500            28
   Fastfood Indonesia `F'             31,000            49
   Panin Bank `F'                     50,000            50
   PT Aneka Kimia Ray `F'            144,000            82
   Sari Husada `F'                    15,000            81
   Tempo Scan Pacific `F'             37,500            62
   Tigaraksa Satria `F'               72,000           128
   Wicaksana Overseas `F'             80,000            93
                                                  --------
                                                       632
                                                  --------
ITALY -- 3.9%
   De Rigo ADR*                       45,695           497
   Gewiss                             83,981         1,022
   Industria Machine                  64,506           256
   Industrie Natuzzi Spa ADR          37,400         1,697
   Saes Getters                       18,761           342
   Saes Getters Di Risp               28,557           352
                                                  --------
                                                     4,166
                                                  --------
JAPAN -- 38.6%
   Aderans                            23,000           558
   Aichi                              56,000           460
   Arcland Sakamoto                   40,000           552
   Beltecno                           35,000           375
   Bridgestone                        58,000           607
   Cesar                              75,000           562
   Chubu Sekiwa Real Estate           42,000           554
   Chuo Warehouse                     35,000           366
   Circle K                           20,000           835
   CKD                                37,000           292
   CSK                                19,000           560
   Daishowa Paper                     75,000           443
   Daiwabo Information Systems        26,000           471
   Enix                               18,700           455
--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
   Fuji Machine Manufacturing         24,000      $    568
   Fujitec                            40,000           415
   H.I.S.                              9,900           526
   Honma Golf                         21,190           419
   Ines                               42,000           720
   Itoki Crebio                       61,000           488
   Japan Industry Land                21,000           606
   Juken Sangyo                       47,000           401
   Kaneshita Construction             42,000           443
   Kansai Sekiwa                      37,000           524
   Kanto Seino Transportation         24,000           696
   Kawasho Lease System               21,500           251
   Kawasumi Labs                      38,000           454
   Kojima*                            15,000           451
   Maezawa Kaisei                     16,000           556
   Mars Engineering                    9,400           388
   Maruco                             15,400           636
   Maspro Denkoh                      24,000           549
   Meitec                             35,200           724
   Ministop                           28,000           712
   Misumi                             16,000           366
   Mitsuba Electric                   47,000           496
   Mitsui High Tec                    25,000           506
   Mitsui Home                        35,000           468
   Nichiha                            36,000           665
   Nichii Gakkan                      15,000           725
   Nippon Denwa Shset                 60,000           654
   Nippon Kanzai                      21,000           576
   Nippon Thompson                    89,000           635
   Nissin                             17,520           479
   Nissin Electric                    94,000           575
   Nitto Electric Works               56,000           970
   Nitto Kohki                        20,000           659
   OSG                                89,000           588
   Paramount Bed                      10,300           712
   PS                                 32,700           532
   Ricoh Elemex                       52,000           732
   Ryoyo Electro                      22,000           391
   Sakai Chemical Industry           112,000           604
   Sakai Moving Service*              10,000           411
   Sansei Yusoki                      38,000           468
   Sanyo Shinpan                       7,500           456
   Satori Electric                    19,000           578
   Seijo                              20,900           483
   Sekiwa Real Estate                 42,000           349
   Shimachu                           19,000           523
   Shimadzu                          112,000           660
   Shin Nikkei                        80,000           514
   Shinki                             23,000           607
   Sintokogio                         61,000           504
   Stamina Foods                       5,000            39
   Takada Kiko Steel                  41,000           357
   Takuma                             47,000           537
   Tanseisha                          47,000           537
44

--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
   Terumo                             70,000      $    899
   Tohoku Misawa Home                 35,000           440
   Tokai Carbon                      131,000           614
   Toyo Shutter                       80,000           598
   Trusco Nakayama                    33,000           662
   Tsudakoma                          94,000           522
   Wakita                             38,000           484
   Xebio                              18,700           608
   Yamae Hisano                       38,000           378
                                                  --------
                                                    41,178
                                                  --------
MALAYSIA -- 1.9%
   Cycle and Carr Bin                 40,000           231
   Hock Hua Bank `F'                  56,000           191
   IOI Properties                    102,000           339
   Metacorp                           28,000            85
   Muhibbah Engineering               38,000           141
   Nylex Berhad                      120,000           264
   Public Finance `F'                135,250           209
   RJ Reynolds Berhad                 66,000           192
   Road Builder                       71,000           365
                                                  --------
                                                     2,017
                                                  --------
NETHERLANDS -- 3.0%
   Aalberts Industries                 3,999           469
   Gucci                              32,136         2,201
   IHC Caland                          9,827           549
                                                  --------
                                                     3,219
                                                  --------
NORWAY -- 4.1%
   Hitec AS*                         114,781           389
   NCL Holdings*                     463,612           960
   Nera AS                            15,355           553
   Norman Data Defence*               15,998           309
   Sensonor AS*                       32,141           232
   Sysdeco Group AS*                  54,550           163
   System Etiketterin                 44,218           631
   Tomra Systems                      78,910         1,120
                                                  --------
                                                     4,357
                                                  --------
PHILIPPINES -- 0.2%
   Bacnotan Consolidated               7,500            31
   First Philippine Holdings          69,533           140
   Union Bank of Philippines*         35,880            41
                                                  --------
                                                       212
                                                  --------
SINGAPORE -- 1.6%
   Amtek Engineering                 159,000           277
   Courts Singapore                  120,000           159
   GP Batteries International         80,000           232
   Haw Par Brothers International     71,000           144
   Haw Par Brothers International
     Warrants*                         7,600             6
--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
   Hong Leong Finance                 19,000      $     58
   Jurong Engineering                 47,000           140
   Singap Tech Ship & Engine         142,000           225
   Tiger Medicals                     33,000            50
   Venture Manufacturing             244,000           444
                                                  --------
                                                     1,735
                                                  --------
SPAIN -- 0.3%
   Cortefiel                          13,000           363
                                                  --------
SWEDEN -- 2.3%
   Elekta Instrument AB, Series B     10,544           375
   Hoganas AB, Series B               21,910           678
   Kalmar                             32,615           507
   Sintercast, Series A*              22,257           700
   Trio*                              47,015           201
                                                  --------
                                                     2,461
                                                  --------
SWITZERLAND -- 0.5%
   Fust                                1,091           265
   Kardex PC                           1,077           313
                                                  --------
                                                       578
                                                  --------
THAILAND -- 0.4%
   Hana Microelectric `F'             29,000           147
   Regional Container Line `F'         6,600            69
   Robinson Department Store `F'      23,000            39
   Serm Suk `F'                        5,640           116
   Srithai Superware                  11,200            57
                                                  --------
                                                       428
                                                  --------
UNITED KINGDOM -- 15.3%
   Albright & Wilson                  55,968           175
   Allied Colloids                    37,312            88
   Alumasc Group                      47,488           263
   Amersham International             12,126           206
   Applied Distribution Group         93,280           104
   Argos                              39,130           491
   Ashtead Group                      66,404           252
   Associated British Ports           62,218           275
   Azlan Group                         8,100            96
   Baynes (Charles)                  130,592           283
   BBA Group                          79,288           462
   Bunzl                              93,280           360
   Capital Group                      20,300           137
   Capital Shopping Centres           51,820           286
   Charter                            16,324           217
   Compass Group                      37,312           370
   Courtaulds Textile                 30,316           138
   Cowie Group                        86,052           503
   Daily Mail & General Trust A       16,044           349
   Dalgety                            46,640           236
   Devro International                71,826           311
   Fairey Group                       40,717           453
45

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

INTERNATIONAL SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
   Firstbus                          108,417      $    322
   Forth Ports                        34,980           357
   General Cable*                    120,000           418
   Glynwed International              65,804           377
   Great Portland Estates             35,446           109
   Henlys                             40,950           385
   Hepworth                           55,968           270
   Ibstock                           326,480           321
   ISA International                  93,280           316
   Laird Group                        46,640           349
   London Clubs                       83,020           426
   MFI Furniture                     153,044           501
   Mirror Group                       96,731           366
   Misys                              24,604           363
   Pillar Property Investment        155,544           497
   Rotork                             75,977           342
   Rugby Group                       111,936           184
   Scapa Group                        53,170           223
   Securicor                          80,361           364
   S.I.G.                             98,178           411
   Smith (David S) Holding            77,237           395
   Spirax-Sarco Engineering           37,312           445
   Stagecoach Holdings                56,701           524
   Staveley Industries                55,968           189
   Trinity Holdings                   76,676           324
   United News & Media                23,880           262
   Vickers                           103,636           489
   Vitec Group                        35,376           404
   Vosper Thornycroft                 20,382           274
                                                  --------
                                                    16,262
                                                  --------
Total Foreign Common Stocks
   (Cost $91,736)                                   96,331
                                                  --------

FOREIGN PREFERRED STOCKS -- 5.9%
GERMANY -- 5.9%
   Berentzen-Gruppe                   32,946         1,191
   Fielmann                           54,097         2,252
   Hach                                  791           319
   Mobel Walther                      18,333         1,134
   Puma                               22,882           677
   Rhone Klinikum                      3,574           423
   Sto Vorzug                            561           273
                                                  --------
                                                     6,269
                                                  --------
Total Foreign Preferred Stocks
   (Cost $5,842)                                     6,269
                                                  --------

COMMON STOCK -- 0.1%
UNITED STATES -- 0.1%
   PixTech*                           33,724           148
                                                  --------
--------------------------------------------------------------------------------
                                   FACE AMOUNT    MARKET VALUE
DESCRIPTION                           (000)           (000)
--------------------------------------------------------------------------------
Total Common Stock
   (Cost $340)                                    $    148
                                                  --------

DEMAND DEPOSIT -- 3.3%
UNITED STATES -- 3.3%
   Northern Trust
     3.500%, 11/01/96                 $3,562         3,562
                                                  --------
Total Demand Deposit
   (Cost $3,562)                                     3,562
                                                  --------
Total Investments -- 99.6%
   (Cost $101,480)                                 106,310
                                                  --------
Other Assets and Liabilities -- 0.4%
   Investment advisory fee payable                     (66)
   Administration fee payable                          (10)
   Other assets and liabilities                        475
                                                  --------
   Total Other Assets and Liabilities, Net             399
                                                  --------

NET ASSETS:
Capital shares (unlimited
   authorization -- $.001 par value)
   based on 10,709,554 outstanding
   shares of beneficial interest                   101,643
Undistributed net investment income                  1,335
Accumulated net realized loss on
   investments                                      (1,100)
Net unrealized appreciation on forward
   foreign currency contracts, foriegn
   currency, and translation of other assets
   and liabilities in foreign currency                   1
Net unrealized appreciation on investments           4,830
                                                  --------
Total Net Assets -- 100.0%                        $106,709
                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                     $   9.96
                                                  ========

*NON-INCOME PRODUCING SECURITY
ADR   AMERICAN DEPOSITORY RECEIPT
F     FOREIGN SHARES
PC    PARTICIPATING CERTIFICATE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
46

EUROPEAN SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 79.5%
AUSTRIA -- 1.9%
   Austria Mikro Systeme International   868      $     55
   Wolford                               978           129
                                                  --------
                                                       184
                                                  --------
BELGIUM -- 0.5%
   Quick Restaurants                     722            48
                                                  --------
DENMARK -- 3.7%
   Martin Gruppen                      1,200            64
   Oticon Holding AS, Series A         1,842           296
                                                  --------
                                                       360
                                                  --------
FINLAND -- 1.8%
   Cultor Oy, Series 1*                2,900           133
   Cultor Oy, Series 2*                  990            45
                                                  --------
                                                       178
                                                  --------
FRANCE -- 8.3%
   Airfeu SA                           1,527            48
   Altran Technologies SA                204            61
   Brioche Pasquier                      481            67
   CIPE France SA                      1,073           132
   Deveaux SA                            676            85
   Fininfo                               332            34
   Genset ADR*                         3,400            59
   Grand Optical-Photoservice          1,155           168
   Guilbert SA                           830           132
   Jet Multimedia                        237            32
                                                  --------
                                                       818
                                                  --------
GERMANY -- 5.8%
   Adidas                                950            80
   Biotest                             2,000            58
   Cewe Color Holding                    128            33
   Effeff Fritz Fuss GmbH              1,170            46
   Marschollek Lauten                    720           102
   Marschollek Lauten Rights*            720            11
   Puma*                               8,367           247
                                                  --------
                                                       577
                                                  --------
ITALY -- 6.6%
   De Rigo ADR*                        7,650            83
   Gewiss                             11,836           144
   Industria Machine                  17,000            68
   Industrie Natuzzi Spa ADR           3,694           168
   Saes Getters                        6,350           116
   Saes Getters Di Risp                4,000            49
   Saes Getters Priv                   1,500            22
                                                  --------
                                                       650
                                                  --------
--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
NETHERLANDS -- 4.4%
   Aalberts Industries                 1,925      $    226
   Gucci                               3,100           212
                                                  --------
                                                       438
                                                  --------
NORWAY -- 7.9%
   Hitec AS*                          24,714            84
   NCL Holdings*                      99,815           207
   Norman Data Defence*                3,600            69
   Sensonor AS*                        6,681            48
   Sysdeco Group AS*                  11,363            34
   System Etiketterin                  7,651           109
   Tomra Systems                      15,966           227
                                                  --------
                                                       778
                                                  --------
SPAIN -- 0.5%
   Cortefiel                           1,885            53
                                                  --------
SWEDEN -- 5.7%
   Elekta Instrument AB, Series B      2,311            82
   Hoganas AB, Series B                6,187           191
   Kalmar                              7,590           118
   Sintercast, Series A*               4,090           129
   Trio*                              10,850            46
                                                  --------
                                                       566
                                                  --------
SWITZERLAND -- 0.8%
   Kardex PC                             274            80
                                                  --------
UNITED KINGDOM -- 31.6%
   Albright & Wilson                  20,000            63
   Allied Colloids                    25,000            59
   Amersham International              3,000            51
   Argos                               8,480           106
   Assocociated British Ports          6,700            30
   BBA Group                          14,953            87
   Bradford Properties                12,000            46
   Bunzl                              19,750            76
   Capita Group                        4,150            28
   Capital Shopping Centres           12,500            69
   Charter                             5,000            67
   Compass Group                       7,750            77
   Courtaulds Textile                  7,500            34
   Cowie Group                        15,433            90
   Daily Mail & General Trust A        3,850            84
   Dalgety                            12,500            63
   Devro International                24,200           105
   Fairey Group                        8,750            97
   Forth Ports                         6,800            69
   General Cable*                     56,600           197
   Glynwed                            13,250            76
   Henlys                              8,900            84
   Hepworth                           15,900            77

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

EUROPEAN SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
                                     SHARES/      MARKET VALUE
DESCRIPTION                      FACE AMOUNT (000)    (000)
--------------------------------------------------------------------------------
   Ibstock                           108,333      $    107
   Laird Group                         9,697            73
   London Clubs                       19,500           100
   MFI Furniture                      30,900           101
   Mirror Group                       13,400            51
   Misys                               4,400            65
   Pillar Property Investment         22,750            73
   Rugby Group                        40,000            66
   Scapa Group                        20,000            84
   Securicor                          21,591            98
   S.I.G.                             20,900            88
   Smith (David W.) Holding           15,650            80
   Spirax-Sarco Engineering            7,647            91
   Stagecoach Holdings                 6,163            57
   Trinity Holdings                   18,400            78
   Vickers                            13,000            61
   Vitec Group                         4,800            55
   Vosper Thornycroft                  3,600            48
                                                  --------
                                                     3,111
                                                  --------
Total Foreign Common Stocks
   (Cost $6,371)                                     7,841
                                                  --------

FOREIGN PREFERRED STOCKS -- 12.2%
GERMANY -- 12.2%
   Berentzen-Gruppe                    5,256           190
   Boss (Hugo)                           132           159
   Fielmann                            7,312           304
   Hach                                  135            54
   Jil Sander                            156           103
   Mobel Walther                       4,048           250
   Rhoen Klinikum                      1,172           139
                                                  --------
                                                     1,199
                                                  --------
Total Foreign Preferred Stocks
   (Cost $1,035)                                     1,199
                                                  --------

COMMON STOCK -- 0.3%
UNITED STATES -- 0.3%
   PixTech*                            5,960            26
                                                  --------
Total Common Stock
   (Cost $60)                                           26
                                                  --------

DEMAND DEPOSIT -- 6.8%
UNITED STATES -- 6.8%
   Northern Trust
     3.500%, 11/01/96                   $675           675
                                                  --------
Total Demand Deposit
   (Cost $675)                                         675
                                                  --------
--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
Total Investments -- 98.8%
   (Cost $8,141)                                  $  9,741
                                                  --------
OTHER ASSETS AND LIABILITIES -- 1.2%
Receivable due from advisor                              4
Administration fee payable                              (8)
Other assets and liabilities                           119
                                                  --------
Other Assets and Liabilities, Net                      115
                                                  --------

NET ASSETS:
Capital shares (unlimited
   authorization -- $.001 par value)
   based on 785,684 outstanding shares
   of beneficial interest                            7,810
Undistributed net investment income                    151
Accumulated net realized gain on
   investments                                         295
Net unrealized appreciation on investments           1,600
                                                  --------
Total Net Assets -- 100.0%                        $  9,856
                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                     $  12.54
                                                  ========

*NON-INCOME PRODUCING SECURITY
ADR    AMERICAN DEPOSITORY RECEIPT
PC     PARTICIPATING CERTIFICATE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EMERGING MARKETS EQUITY FUND

FOREIGN COMMON STOCKS -- 89.7%
ARGENTINA -- 1.4%
   Disco*                             35,000      $    788
   YPF SA ADR                         19,000           432
                                                  --------
                                                     1,220
                                                  --------
BOTSWANA -- 0.8%
   KYS*                              395,000           141
   Sechaba Investment                800,000           549
                                                  --------
                                                       690
                                                  --------
BRAZIL -- 8.1%
   Centrais Eletrica*                590,000           649
   Cia Energetica de Minas            36,000         1,148
   Eletrobras                      1,500,000           466
   Elevadores Atlas*                  68,000           741
   Makro Atacadista GDR*              82,000           763
   Makro Atacadista GDS*              18,000           167
48

--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------

   Multicanal Participacoes ADR*      25,000      $    350
   Telecom Brasileiras ADR            14,040         1,046
   Telemig*                          208,113            25
   TV Filme*                          55,000           825
   Vale Rio Doce ADR                  47,000           999
                                                  --------
                                                     7,179
                                                  --------
CANADA -- 1.1%
   Black Swan Gold*                  360,000           271
   Boron Chemical Warrants*          750,000           699
                                                  --------
                                                       970
                                                  --------
CHILE -- 2.9%
   Cervecerias Unidas ADR             43,200           875
   Cia Telecomunicacion Chile ADR      8,000           789
   Enersis ADR                        30,000           881
                                                  --------
                                                     2,545
                                                  --------
COLOMBIA -- 1.1%
   Cadenalco ADR                      25,000           313
   Suramericana                       38,386           711
                                                  --------
                                                     1,024
                                                  --------
CROATIA -- 0.8%
   Zagrebacka Banka GDR*              38,000           736
                                                  --------
GREECE -- 1.1%
   Ergo Bank                           7,350           432
   Goody's                             9,800           192
   Hellenic Bottling                   9,825           317
                                                  --------
                                                       941
                                                  --------
HUNGARY -- 2.0%
   Egis Gyogyszer EDR                 10,600           625
   OTP Bank                           14,953           260
   OTP Bank GDR*                      13,000           224
   Richter Gedeon                     12,000           646
                                                  --------
                                                     1,755
                                                  --------
INDIA -- 5.5%
   Asea Brown Boveri India*           25,000           555
   Bajaj Auto                         13,750           370
   East India Hotels                  50,000           766
   Grasim Industries                   1,300            15
   Gujarat Ambuja Cement              59,800           414
   Hindalco Industries                12,500           207
   Larsen & Toubro                    90,000           567
   Mahangar Telephone                150,000           955
   Oriental Bank of Commerce         206,500           416
   State Bank of India                86,000           558
                                                  --------
                                                     4,823
                                                  --------
INDONESIA -- 5.1%
   Bank Danamon `F'                  200,000           159
   Bimantara Citra `F'               503,500           568
--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
   Bukaka Teknik Utama `F'           280,000      $    238
   Duta Pertiwi Nusan `F'            435,000           388
   Gudang Garam `F'                  100,000           399
   Panin Bank `F'                    197,000           197
   PT Enseval Putera `F'              76,000            40
   PT Indah Kiat Pulp & Paper `F'    414,245           325
   PT Tempo Scan Pacific `F'         180,000           298
   Telekomunikasi `F'              1,000,000         1,493
   Tjiwi Kimia `F'                    26,136            27
   Wicaksana Overseas `F'            300,000           348
                                                  --------
                                                     4,480
                                                  --------
ISRAEL -- 1.6%
   Blue Square Stores*               100,000           797
   Tadiran Telecommunications*        27,000           621
                                                  --------
                                                     1,418
                                                  --------
MALAYSIA -- 16.4%
   Amway (Malaysia)*                  60,000           359
   Berjaya Sports                    500,000         1,880
   DCB Holdings                      220,000           753
   Ekran Berhad*                     240,000         1,007
   Gadek                             120,000           998
   Land and General                  150,000           327
   Magnum                            400,000           690
   Malayan Banking                   135,000         1,336
   Malaysian Resources               135,000           518
   MBF Capital                       500,000           689
   Perusahaan Otomobil               150,000           950
   Resorts World Berhad              120,000           689
   RJ Reynolds Berhad                180,000           524
   Sime Darby                        200,000           709
   Telekom Malaysia                  120,000         1,059
   UMW Holdings Berhad               160,000           735
   United Engineers                  160,000         1,267
                                                  --------
                                                    14,490
                                                  --------
MEXICO -- 8.5%
   Corporacion Geo SA ADR*             8,750           158
   Corporacion Geo SA GDS*            11,250           208
   Empaques Ponderosa*             1,128,000           496
   Empresas Ica Sociedad
     Controladora ADR                 71,000           923
   Grupo Fernandez Editores,
     Series B*                     1,500,000           337
   Grupo Financiero Bancomer,
     Series B*                     1,265,000           542
   Grupo Financiero Bancomer,
     Series L*                        50,555            17
   Grupo Industria Bimbo,
     Series A                        105,000           527
   Grupo Industria Saltillo,
     Series A                        200,000           585
49

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
   Industrias Campos Hermanos*       193,000      $    601
   Nacional de Drogas, Series B       20,000            63
   Nacional de Drogas, Series L      276,000           793
   Sigma Alimentos, Series B          60,000           528
   Telefonos de Mexico ADR,
     Series L                         57,000         1,739
                                                  --------
                                                     7,517
                                                  --------
PAKISTAN -- 0.5%
   Engro Chemicals                   110,000           376
   Pakistan Telecom*                     699            52
                                                  --------
                                                       428
                                                  --------
PERU -- 1.1%
   CPT Telefoncia del Peru ADS        10,000           206
   CPT Telefonica del Peru, Series B 347,685           736
                                                  --------
                                                       942
                                                  --------
PHILIPPINES -- 2.1%
   Ayala Land, Series B              168,000           179
   Ayala, Series B                   120,000           114
   Bacnotan Consolidated              37,714           158
   Belle Corporation*              2,100,000           560
   First Philippine Holdings          99,840           202
   Manila Electric                    31,200           230
   Metro Bank & Trust                  8,750           193
   Philippine Long Distance            2,000           120
   Philippine National Bank            7,000            81
                                                  --------
                                                     1,837
                                                  --------
POLAND -- 1.5%
   Bank Przemyslowo                    8,420           584
   Bank Rozwoju Eksportu               8,500           253
   Bydgosk Fabryka Kabli*             32,500           227
   Elektrim Spolka Akeyjna            32,000           268
                                                  --------
                                                     1,332
                                                  --------
PORTUGAL -- 1.5%
   Banco Portugal de Invest              340             4
   Barbosa E Almeida                  13,332           270
   Cimentos de Portugal                9,890           208
   Jeronimo Martins                    4,000           365
   Semapa                             24,000           359
   TVI - Televisao Industries*        31,680            95
                                                  --------
                                                     1,301
                                                  --------
SOUTH AFRICA -- 10.1%
   Anglo American Gold Investment     16,100         1,404
   Anglovaal, Series N                23,500           719
   Cadbury Schwepes SA                33,500           522
   DeBeers Centenary Linked Units     47,850         1,413
   Fedsure Holdings                   80,000           531
   Malbak                            151,500           717
--------------------------------------------------------------------------------
                                                 MARKET VALUE
DESCRIPTION                           SHARES         (000)
--------------------------------------------------------------------------------
   Metropolitian Life                 29,000      $    495
   Rembrandt Group                    79,000           691
   Rustenburg Platinum Holdings       32,900           510
   Smith Foods                        40,750           626
   South African Brewery              31,300           814
   Southern Life                      43,000           465
                                                  --------
                                                     8,907
                                                  --------
SOUTH KOREA -- 4.1%
   Daesung Industrial                  3,300           228
   Daesung Industrial New              2,077           134
   Dong-Ah Construction                6,120           176
   Dong-Ah Construction ADR*           1,338            19
   Dong-Ah Construction EDR*          15,186           216
   Dong-Ah Construction New*             539            14
   Hyundai Engineering                13,428           390
   Korea Electric Power               15,500           457
   LG Information & Communication      1,600           163
   Pohang Iron & Steel ADR            11,000           228
   Samchully                           4,000           328
   Samsung Display Devices             2,600           164
   Samsung Electronics GDR 1/2
     Voting New*                         335            15
   Samsung Electronics GDR            20,256           436
   Samsung Electronics GDS*            1,237            57
   Samsung Electronics
     Non-voting GDS*                   6,104           127
   Shinhan Bank                       19,836           391
   Sungmi Telecom                        220            48
                                                  --------
                                                     3,591
                                                  --------
TAIWAN -- 2.8%
   Asia Cement GDS                    46,031           990
   China Steel                        41,000           795
   President Enterprises GDS*         47,530           737
                                                  --------
                                                     2,522
                                                  --------
THAILAND -- 6.1%
   Advanced Info Service `F'         100,000         1,357
   Dhana Siam Finance &
     Securities `F'                   40,000           106
   Electricity Generating `F'        138,000           401
   Finance One `F'                   105,000           297
   Krung Thai Bank `F'               200,000           541
   PTT Exploration `F'                89,500         1,285
   Siam Commercial Bank `F'           80,000           728
   Srithai Superware `F'              50,000           253
   Thai Farmers Bank `F'              60,000           459
   Thai Farmers Bank Warrants* `F'     7,500            11
                                                  --------
                                                     5,438
                                                  --------
50

--------------------------------------------------------------------------------
                                     SHARES/      MARKET VALUE
DESCRIPTION                    FACE AMOUNT (000)(1)   (000)
--------------------------------------------------------------------------------
TURKEY -- 1.9%
   Ardem                           3,000,000      $    460
   Hurriyet Gazetecilik*           2,800,000           143
   Kerevitas Gida Sanayii*         2,600,000           170
   T Siemens*                      1,000,000           270
   T Sise Cam*                     3,018,260           301
   Vakif Fin Kiralama              7,200,000           314
                                                  --------
                                                     1,658
                                                  --------
UNITED KINGDOM -- 0.6%
   Antofagasta Holdings               90,000           520
                                                  --------
UNITED STATES -- 1.0%
   Mauritius Fund*                    64,000           512
   Oryx Fund*                         35,000           368
                                                  --------
                                                       880
                                                  --------
Total Foreign Common Stocks
   (Cost $75,163)                                   79,144
                                                  --------

FOREIGN PREFERRED STOCKS -- 7.2%
BRAZIL -- 7.2%
   Brasmotor                         900,000           306
   CIA Lorenz                     15,750,000           322
   Dixie Toga                      1,050,000           787
   Eletrobras                      1,500,000           486
   Ind Bebidas Antartica               3,220           439
   Metalurgica Schulz              9,400,000           101
   OSA                            98,000,000           715
   Telerj*                         8,626,000           831
   Unibanco                       22,846,000           634
   Usiminas Gerais               915,200,000           962
   Weg                             1,700,000           770
                                                  --------
                                                     6,353
                                                  --------
Total Foreign Preferred Stocks
   (Cost $6,096)                                     6,353
                                                  --------

FOREIGN CONVERTIBLE BONDS -- 2.1%
INDONESIA -- 0.0%
   Modernland Realty
      6.000%,  01/06/03                   20           21
                                                 --------
TAIWAN -- 2.1%
   Far East Department Stores
      3.000%,  07/06/01                 $661          707
   Nanya Plastic
      1.750%,  07/19/01                 $520          559
   Yang Ming Marine
      2.000%,  10/06/01                 $520          580
                                                 --------
                                                    1,846
                                                 --------
--------------------------------------------------------------------------------
                                    FACE AMOUNT     MARKET
DESCRIPTION                           (000)(1)    VALUE (000)
--------------------------------------------------------------------------------
Total Foreign Convertible Bonds
   (Cost $1,847)                                 $  1,867
                                                 --------
DEMAND DEPOSIT -- 3.8%
UNITED STATES -- 3.8%
   Northern Trust
      3.500%,  11/01/96                3,375        3,375
                                                 --------
Total Demand Deposit
   (Cost $3,375)                                    3,375
                                                 --------
Total Investments -- 102.8%
   (Cost $86,481)                                  90,739
                                                 --------
OTHER ASSETS AND LIABILITIES -- (2.8%)
Capital share redeemed                             (3,232)
Foreign currency (Cost $1,289)                      1,088
Investment advisory fee payable                       (27)
Administration fee payable                             (8)
Other assets and liabilities                         (281)
                                                 --------
Other Assets and Liabilities, Net                  (2,460)
                                                 --------
NET ASSETS:
Capital shares (unlimited
   authorization -- $.001 par value)
   based on 10,037,483 outstanding
   shares of beneficial interest                   81,877
Undistributed net investment loss                    (175)
Accumulated net realized gain on
   investments                                      2,323
Net unrealized appreciation on
   forward foreign currency contracts,
   foriegn currency, and translation
   of other assets and liabilities in
   foreign currency                                    39
Net unrealized appreciation
   on investments (2)                               4,215
                                                 --------
Total Net Assets -- 100.0%                       $ 88,279
                                                 ========
Net Asset Value, Offering and Redemption
   Price Per Share                               $   8.80
                                                 ========

*NON-INCOME PRODUCING SECURITY
ADR      AMERICAN DEPOSITORY RECEIPT
ADS      AMERICAN DEPOSITORY SHARES
EDR      EUROPEAN DEPOSITORY RECEIPT
F        FOREIGN SHARES
GDR      GLOBAL DEPOSITORY RECEIPT
GDS      GLOBAL DEPOSITORY SHARES
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED
(2) NET OF $43,000 ACCRUED FOREIGN WITHHOLDING TAXES.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT      MARKET
DESCRIPTION                            (000)(1)    VALUE (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 66.9%
CANADA -- 9.1%
   Government of Canada
      8.750%,  12/01/05               10,000      $  8,677
      9.000%,  12/01/04                5,700         5,006
                                                  --------
                                                    13,683
                                                  --------
DENMARK -- 8.5%
   Kingdom of Denmark
      7.000%,  12/15/04               28,000         4,941
      8.000%,  03/15/06               42,400         7,846
                                                  --------
                                                    12,787
                                                  --------
FINLAND -- 4.7%
   Republic of Finland
      8.000%,  04/07/03             UK 4,200         6,979
                                                  --------
GERMANY -- 5.8%
   Deutschland Republic
      5.250%,  10/20/98 (2)            6,800         4,628
   Westdeutsche Landesbank
      6.250%,  09/15/03                6,000         4,053
                                                  --------
                                                     8,681
                                                  --------
ITALY -- 10.5%
   European Bank Reconstruction &
     Development
      9.750%,  07/28/00            7,500,000         5,375
   European Investment Bank
      9.600%,  01/26/01            5,000,000         3,580
   Republic of Italy
      9.500%,  02/01/01            9,500,000         6,742
                                                  --------
                                                    15,697
                                                  --------
JAPAN -- 11.3%
   Government of Japan
      7.200%,  12/20/00              590,000         6,386
      3.600%,  12/22/03 (2)          515,000         4,939
      4.100%,  06/21/04              570,000         5,627
                                                  --------
                                                    16,952
                                                  --------
SPAIN -- 4.3%
   Government of Spain
      8.400%,  04/30/01              780,000         6,434
                                                  --------
SWEDEN -- 5.8%
   Kingdom of Sweden
     10.250%,  05/05/00               31,000         5,331
     13.000%,  06/15/01               17,700         3,384
                                                  --------
                                                     8,715
                                                  --------
--------------------------------------------------------------------------------
                                    FACE AMOUNT      MARKET
DESCRIPTION                           (000)(1)    VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM -- 6.4%
   Abbey National
      8.000%,  04/02/03                2,000      $  3,301
   United Kingdom Treasury
      7.500%,  12/07/06                2,500         4,033
      8.500%,  07/16/07                1,300         2,240
                                                  --------
                                                     9,574
                                                  --------
UNITED STATES -- 0.5%
   International Bank for Reconstruction
     & Development
      9.750%,  01/23/16                  530           679
                                                  --------
Total Foreign Bonds
   (Cost $96,285)                                  100,181
                                                  --------

FOREIGN CURRENCY OPTION -- 0.1%
JAPAN -- 0.1%
   Japanese Yen Put*
     Strike 112.97, 04/23/97           7,400           130
                                                  --------
Total Foreign Currency Option
   (Cost $94)                                          130
                                                  --------

CORPORATE OBLIGATIONS -- 1.7%
UNITED STATES -- 1.7%
   General Electric Capital
      8.125%,  02/23/07                2,370         2,592
                                                  --------
Total Corporate Obligations
   (Cost $2,525)                                     2,592
                                                  --------

U.S. TREASURY OBLIGATIONS -- 27.9%
   U.S. Treasury Bond
      8.500%,  02/15/20                2,270         2,731
      7.125%,  02/15/23                2,830         2,961
   U.S. Treasury Notes
      5.750%,  09/30/97                7,300         7,318
      5.500%,  11/15/98                5,410         5,382
      6.375%,  05/15/99                2,100         2,125
      7.125%,  09/30/99                3,130         3,229
      6.125%,  09/30/00                2,970         2,979
      6.375%,  09/30/01                3,600         3,640
      7.500%,  11/15/01                2,090         2,214
      6.500%,  08/15/05                1,900         1,920
      6.875%,  05/15/06                3,620         3,749
      7.000%,  07/15/06                3,500         3,655
                                                  --------
Total U.S. Treasury Obligations
   (Cost $41,081)                                   41,903
                                                  --------
52

--------------------------------------------------------------------------------
                                    FACE AMOUNT      MARKET
DESCRIPTION                           (000)(1)    VALUE (000)
--------------------------------------------------------------------------------
DEMAND DEPOSIT -- 0.7%
UNITED STATES -- 0.7%
   Northern Trust
      3.500%,  11/01/96                1,012     $  1,012
                                                 --------
Total Demand Deposit
   (Cost $1,012)                                    1,012
                                                 --------
Total Investments -- 97.3%
   (Cost $140,997)                                145,818
                                                 --------
OTHER ASSETS AND LIABILITIES -- 2.7%
Interest receivable                                 4,017
Investment advisory fee payable                       (46)
Administration fee payable                            (13)
Other assets and liabilities                          141
                                                 --------
Other Assets and Liabilities, Net                   4,099
                                                 --------

NET ASSETS:
Capital shares (unlimited
   authorization -- $.001 par
   value) based on 13,317,750
   outstanding shares of beneficial interest      137,402
Undistributed net investment income                 5,297
Accumulated net realized gain
   on investments                                   3,250
Net unrealized depreciation on
   forward foreign currency contracts,
   foriegn currency, and translation
   of other assets and liabilities in
   foreign currency                                  (853)
Net unrealized appreciation on investments          4,821
                                                 --------
Total Net Assets -- 100.0%                       $149,917
                                                 ========
Net Asset Value, Offering and
   Redemption Price Per Share                    $  11.26
                                                 =========

*NON-INCOME PRODUCING SECURITY
UK   BRITISH POUND STERLING
(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $9,566,542.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INTERNATIONAL FIXED INCOME FUND
--------------------------------------------------------------------------------
                                        FACE        MARKET VALUE
DESCRIPTION                        AMOUNT (000)(1)      (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 96.1%
CANADA -- 11.2%
   British Columbia
      9.000%,  06/21/04                  500         $    433
   Government of Canada
      8.750%,  12/01/05                1,200            1,041
   Providence of Ontario
      7.500%,  01/19/06                1,125              892
                                                     --------
                                                        2,366
                                                     --------
DENMARK -- 11.2%
   Kingdom of Denmark
      7.000%,  12/15/04                4,000              706
      8.000%,  03/15/06 (2)            9,000            1,665
                                                     --------
                                                        2,371
                                                     --------
GERMANY -- 13.9%
   African Development Bank
      7.250%,  10/21/99                  600              427
   Deutschland Bundesrepublik
      7.250%,  10/21/02                  700              506
   German Unity Fund
      8.000%,  01/21/02                  700              522
   KFW International Finance
      7.250%,  12/03/97                1,050              721
   LKB Baden Wurttenberg
      6.625%,  08/20/03                1,100              762
                                                     --------
                                                        2,938
                                                     --------
ITALY -- 12.9%
   European Investment Bank
      9.600%,  01/26/01              400,000              286
   European Bank for Reconstruction
     & Development
      9.750%,  07/28/00            1,000,000              717
   Republic of Italy
     10.500%,  11/01/00            1,200,000              875
      9.500%,  02/01/01            1,225,000              869
                                                     --------
                                                        2,747
                                                     --------
JAPAN -- 19.1%
   Asian Development Bank
      5.000%,  02/05/03               40,000              410
   Government of Japan
      7.200%,  12/20/00 (2)           95,000            1,028
      3.600%,  12/22/03              110,000            1,055
      4.100%,  06/21/04              100,000              987
   Japan Development Bank
      5.000%,  10/01/99               15,000              146
   World Bank
      4.750%,  12/20/04               40,000              411
                                                     --------
                                                        4,037
                                                     --------
SPAIN -- 5.3%
   Government of Spain
     8.400%,  04/30/01               135,000            1,114
                                                     --------
SWEDEN -- 7.7%
   Kingdom of Sweden
     10.250%,  05/05/00                3,900              671
    13.000%,  06/15/01                 5,000              956
                                                     --------
                                                        1,627
                                                     --------
53

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

INTERNATIONAL FIXED INCOME FUND

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)(1)       (000)
--------------------------------------------------------------------------------
UNITED KINGDOM -- 14.8%
   Abbey National
     8.000%,  04/02/03                   520    $    858
   British Telecom PLC
     7.125%,  09/15/03                   410         656
   Halifax 6.5% 2/16/04
     6.500%,  02/16/04                   500         760
   United Kingdom Treasury
     8.500%,  07/16/07                   500         862
                                                --------
                                                   3,136
                                                --------
Total Foreign Bonds
   (Cost $19,468)                                 20,336
                                                --------
FOREIGN CURRENCY OPTION -- 0.1%
   Japanese Yen Put*
     Strike 112.97, 04/23/97           1,100          19
                                                --------
Total Foreign Currency Option
   (Cost $14)                                         19
                                                --------
DEMAND DEPOSIT -- 1.3%
UNITED STATES -- 1.3%
   Northern Trust
      3.500%,  11/01/96                  274         274
                                                --------
Total Demand Deposit
   (Cost $274)                                       274
                                                --------
Total Investments -- 97.5%
   (Cost $19,756)                                 20,629
                                                --------
OTHER ASSETS AND LIABILITIES -- 2.5%
Interest receivable                                  638
Investment advisory fee payable                       (3)
Administration fee payable                            (6)
Other assets and liabilities                        (103)
                                                --------
Other Assets and Liabilities, Net                    526
                                                --------
NET ASSETS:
Capital shares (unlimited
   authorization -- $.001 par value)
   based on 1,872,027 outstanding
   shares of beneficial interest                  18,224
Undistributed net investment income                1,144
Accumulated net realized gain on
   investments                                     1,065
Net unrealized depreciation on
   forward foreign currency contracts,
   foriegn currency, and translation of
   other assets and liabilities in
   foreign currency                                 (151)
Net unrealized appreciation on investments           873
                                                --------
Total Net Assets -- 100.0%                      $ 21,155
                                                ========
Net Asset Value, Offering and
   Redemption Price Per Share                   $  11.30
                                                ========

*NON-INCOME PRODUCING SECURITY.
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF APPROXIMATELY $2,693,607.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                            (000)(1)       (000)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 81.7%
ARGENTINA -- 17.9%
   Government of Argentina FRN
      6.625%,  03/31/05              $10,878      $  8,961
      6.438%,  03/31/23                2,200         1,592
   Government of Argentina
      5.250%,  03/31/23               13,100         7,778
                                                  --------
                                                    18,331
                                                  --------
BRAZIL -- 24.3%
   Government of Brazil
      8.000%,  04/15/14                5,350         3,706
      5.000%,  04/15/24                7,110         4,248
   Government of Brazil FRN
      6.688%,  01/01/01                  591           568
      6.500%,  04/15/06                1,850         1,570
      6.563%,  04/15/12                2,200         1,576
      6.500%,  04/15/24                5,550         4,072
   Government of Brazil MYDFA
      6.688%,  09/15/07                5,000         4,181
   Petroleo Brazil FRN
     10.000%,  10/17/06                5,000         4,959
                                                  --------
                                                    24,880
                                                  --------
BULGARIA -- 1.6%
   Government of Bulgaria FRN
      6.688%,  07/28/24                3,250         1,629
                                                  --------
ECUADOR -- 4.9%
   Government of Ecuador
      3.250%,  02/28/25                3,500         1,536
   Government of Ecuador FRN
      6.500%,  02/28/25                1,950         1,275
   Government of Ecuador PDI
      6.500%,  02/27/15                3,987         2,208
                                                  --------
                                                     5,019
                                                  --------
MEXICO -- 4.4%
   Government of Mexico FRN, Series A
      6.453%,  12/31/19                  500           411
   Government of Mexico FRN, Series B
      6.391%,  12/31/19                  900           740
   Government of Mexico FRN, Series D
      6.453%,  12/31/19                1,510         1,242
   Government of Mexico, Series B
      6.250%,  12/31/19                3,000         2,108
                                                  --------
                                                     4,501
                                                  --------
NIGERIA -- 1.7%
   Government of Nigeria
      6.250%,  11/15/20                2,750         1,708
                                                  --------
PANAMA -- 4.7%
   Government of Panama FRB
      3.424%,  07/17/14                5,000         3,281
54

--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                          (000)(1)        (000)
--------------------------------------------------------------------------------
   Government of Panama PDI
      6.750%,  07/17/16             $  2,016      $  1,495
                                                  --------
                                                     4,776
                                                  --------
PHILIPPINES -- 4.6%
   Government of Philippines
     FRN, Series B
      5.000%,  06/01/08                5,200         4,771
                                                  --------
POLAND -- 4.6%
   Government of Poland
      3.000%,  10/27/24                4,600         2,496
   Government of Poland FRN
      6.500%,  10/27/24                2,290         2,187
                                                  --------
                                                     4,683
                                                  --------
SOUTH AFRICA -- 1.9%
   Republic of South Africa
     12.000%,  02/28/05           ZAR 11,000         1,929
                                                  --------
VENEZUELA -- 11.1%
   Government of Venezuela
      6.750%,  03/31/20                  500           354
   Government of Venezuela FRB
      6.500%,  03/31/07                  750           622
   Government of Venezuela FRN
      6.625%,  12/18/07               12,750        10,455
                                                  --------
                                                    11,431
                                                  --------
Total Foreign Bonds
   (Cost $78,085)                                   83,658
                                                  --------

LOAN PARTICIPATIONS -- 9.3%
MOROCCO -- 4.9%
   Morocco R&C Loan FRN
     (Participation: J.P. Morgan) (3)
      6.594%,  01/01/09                6,350         5,024
                                                  --------
RUSSIA -- 4.4%
   Russian Loan Agreement (2)
     (Participation: J.P. Morgan)(3)   6,200         4,534
                                                  --------
Total Loan Participations
   (Cost $8,231)                                     9,558
                                                  --------

FOREIGN PROMISSARY NOTES -- 3.0%
   Government of Nigeria
      8.000%,  01/05/10                6,200         3,110
                                                  --------
Total Foreign Promissary Notes
   (Cost $2,858)                                     3,110
                                                  --------
--------------------------------------------------------------------------------
                                    FACE AMOUNT   MARKET VALUE
DESCRIPTION                          (000)(1)        (000)
--------------------------------------------------------------------------------
DEMAND DEPOSIT -- 4.1%
UNITED STATES -- 4.1%
   Northern Trust
      3.500%,  11/01/96               $4,152     $  4,152
                                                 --------
Total Demand Deposit
   (Cost $4,152)                                    4,152
                                                 --------
Total Investments -- 98.1%
   (Cost $93,326)                                 100,478
                                                 --------
OTHER ASSETS AND LIABILITIES -- 1.9%
Interest receivable                                 1,734
Investment securities sold                          1,156
Investment advisory fee payable                       (85)
Administration fee payable                             (9)
Other assets and liabilities                         (843)
                                                 --------
Other Assets and Liabilities, Net                   1,953
                                                 --------

NET ASSETS:
Capital shares (unlimited
   authorization -- $0.001 par
   value) based on 7,668,266
   outstanding shares of beneficial interest       79,964
Undistributed net investment income                 6,592
Accumulated net realized gain on
   investments                                      8,728
Net unrealized depreciation on
   foreign currency translation of other
   assets and liabilities in foreign currency          (5)
Net unrealized appreciation on investments          7,152
                                                 --------
Total Net Assets -- 100.0%                       $102,431
                                                 ========
Net Asset Value, Offering and
   Redemption Price Per Share                    $  13.36
                                                 ========

FRB     FLOATING RATE BOND
FRN     FLOATING RATE NOTE
MYDFA   MULTI-YEAR DEPOSIT FINANCE AGREEMENT
PDI     PAST DUE INCOME
ZAR     SOUTH AFRICAN RAND
(1) IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(2) NON-INCOME PRODUCING SECURITY. SECURITY IS IN DEFAULT.
(3) PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED PARENTHETICALLY. SEE NOTE. 6.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED OCTOBER 31, 1996

                                          ---------       ---------       ----------      ----------       ---------   ------------
                                                                          SHORT-TERM      SHORT-TERM
                                          MUNICIPAL         FIXED         MUNICIPAL          FIXED          SMALLER    INTERNATIONAL
                                             BOND           INCOME           BOND           INCOME         COMPANIES      EQUITY
                                             FUND            FUND            FUND            FUND            FUND          FUND
                                          ---------       ---------       ----------      ----------       ---------   ------------

INVESTMENT INCOME:
   Interest                                $14,073         $42,605          $  277          $  418          $   25         $   5
   Dividends                                    --              --              --              --              10            46
   Less: Foreign taxes withheld                 --              --              --              --              --            (4)
                                           -------         -------          ------          ------          ------         -----
   Total Investment Income                  14,073          42,605             277             418              35            47
                                           -------         -------          ------          ------          ------         -----
EXPENSES:
   Investment advisory fees                    931           2,411              19              26              34            22
   Investment advisory fee reduction          (139)           (370)            (19)            (26)            (34)          (22)
   Administration fees                         254             656              46              46              38            63
   Custodian fees                               12              31              --              --               3             7
   Transfer agent fees                          20              34               8               9              10            10
   Professional fees                            77             222               1               2               1             1
   Registration & filing fees                   52             183              --              --               1             1
   Printing fees                                16              44              --              --              --            --
   Trustee fees                                 16              42              --              --              --            --
   Pricing fees                                 20              24              --              --              --            --
   Other expenses                               14              29              --              --              --            10
                                           -------         -------          ------          ------          ------         -----
   Total expenses                            1,273           3,306              55              57              53            92
   Less: Reimbursement from Advisor             --              --             (30)            (23)            (10)          (64)
                                           -------         -------          ------          ------          ------         -----
   Total Net Expenses                        1,273           3,306              25              34              43            28
                                           -------         -------          ------          ------          ------         -----
NET INVESTMENT INCOME (LOSS)                12,800          39,299             252             384              (8)           19
                                           -------         -------          ------          ------          ------         -----
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                   3,750            (617)             21             (27)            351           162
     In-kind redemption                         --              --              --              --              --            --
     Option transactions                        --              --              --              --              --            --
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions              --              --              --              --              --            30
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency            --              --              --              --              --            (9)
   Net change in unrealized appreciation
     (depreciation) on investments            (969)            702              15              --             364           158
                                           -------         -------          ------          ------          ------         -----
   NET INCREASE IN NET ASSETS
   FROM OPERATIONS                         $15,581         $39,384          $  288          $  357          $  707         $ 360
                                           =======         =======          ======          ======          ======         =====


                                               ---------     -------------    ---------     --------        ------     -------------
                                                             INTERNATIONAL    EUROPEAN      EMERGING        GLOBAL     INTERNATIONAL
                                                EUROPEAN       SMALL CAP      SMALL CAP      MARKETS         FIXED         FIXED
                                                EQUITY          EQUITY         EQUITY        EQUITY         INCOME        INCOME
                                                FUND (1)         FUND           FUND          FUND           FUND          FUND
                                               ---------     -------------    ---------     --------        ------     -------------

INVESTMENT INCOME:
   Interest                                       $  1          $  194           $ 36         $  39         $9,437        $1,850
   Dividends                                        17           1,842            218         1,951             --            --
   Less: Foreign taxes withheld                     (5)           (216)           (25)         (120)          (148)          (32)
                                                ------          ------           ----        ------         ------        ------
   Total Investment Income                          13           1,820            229         1,870          9,289         1,818
                                                ------          ------           ----        ------         ------        ------
EXPENSES:
   Investment advisory fees                         20           1,137            103           994            756           150
   Investment advisory fee reduction               (14)           (150)          (103)         (268)           (60)          (83)
   Administration fees                               3             124            100           110            166            75
   Custodian fees                                    3             197             26           313            135            45
   Transfer agent fees                               2              15             10            14             17            11
   Professional fees                                 3              41              3            34             50             8
   Registration & filing fees                        5              22              2            14             30             3
   Printing fees                                     1               8              1             7             10             2
   Trustee fees                                     --               8              1             7             11             2
   Pricing fees                                      2              14             11            13             11            --
   Other expenses                                   --               5             --             5              8            12
                                                ------          ------           ----        ------         ------        ------
   Total expenses                                   25           1,421            154         1,243          1,134           225
   Less: Reimbursement from Advisor                 --              --            (25)           --             --            --
                                                ------          ------           ----        ------         ------        ------
   Total Net Expenses                               25           1,421            129         1,243          1,134           225
                                                ------          ------           ----        ------         ------        ------
NET INVESTMENT INCOME (LOSS)                       (12)            399            100           627          8,155         1,593
                                                ------          ------           ----        ------         ------        ------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                         206           1,581            295         2,393          2,718           919
     In-kind redemption                             --           1,159             --            --             --            --
     Option transactions                            --              --             --            --            670           174
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions                  31           1,161             33          (584)        (2,158)         (153)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                 5            (169)            21            54           (391)         (203)
   Net change in unrealized appreciation
     (depreciation) on investments                 775           3,160            521         7,045*           209          (354)
                                                ------          ------           ----        ------         ------        ------
   NET INCREASE IN NET ASSETS
   FROM OPERATIONS                              $1,005          $7,291           $970        $9,535         $9,203        $1,976
                                                ======          ======           ====        ======         ======        ======


                                                 ---------
                                                 EMERGING
                                                  MARKETS
                                                   DEBT
                                                   FUND
                                                 ---------
INVESTMENT INCOME:
   Interest                                       $ 8,798
   Dividends                                           --
   Less: Foreign taxes withheld                        --
                                                  -------
   Total Investment Income                          8,798
                                                  -------
EXPENSES:
   Investment advisory fees                         1,134
   Investment advisory fee reduction                 (314)
   Administration fees                                101
   Custodian fees                                     135
   Transfer agent fees                                 13
   Professional fees                                   25
   Registration & filing fees                          12
   Printing fees                                        5
   Trustee fees                                         8
   Pricing fees                                        10
   Other expenses                                       4
                                                  -------
   Total expenses                                   1,133
   Less: Reimbursement from Advisor                    --
                                                  -------
   Total Net Expenses                               1,133
                                                  -------
NET INVESTMENT INCOME (LOSS)                        7,665
                                                  -------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                         10,414
     In-kind redemption                                --
     Option transactions                               --
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions                    (53)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                   57
   Net change in unrealized appreciation
     (depreciation) on investments                  7,275
                                                  -------
   NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                $25,358
                                                  =======

(1) EUROPEAN EQUITY FUND COMMENCED OPERATIONS ON 9/03/96.
*NET OF $43,000 CHANGE IN ACCRUED FOREIGN WITHHOLDING TAXES.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

57

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST--FOR THE PERIODS ENDED OCTOBER 31,

                                               --------------      -------------      --------------      --------------
                                                                                        SHORT-TERM          SHORT-TERM
                                                  MUNICIPAL            FIXED             MUNICIPAL             FIXED
                                                    BOND              INCOME               BOND               INCOME
                                                    FUND               FUND              FUND (2)            FUND (3)
                                               --------------      -------------      --------------      --------------
                                               1996      1995      1996     1995      1996      1995      1996      1995
                                               ----      ----      ----     ----      ----      ----      ----      ----
OPERATIONS:
   Net investment income (loss)             $ 12,800  $ 10,748  $ 39,299   $ 25,635   $  252   $   90    $   384  $    79
   Net realized gain (loss) from
     security transactions                     3,750    (1,331)     (617)     8,122       21       15        (27)      --
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions            --        --        --         --       --       --         --       --
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency              --        --        --         --       --       --         --       --
   Net change in unrealized appreciation
     (depreciation) on investments              (969)    9,806       702     18,803       15       25         --        7
                                            --------  --------  --------   --------   ------   ------     ------   ------
   Net increase (decrease) in net assets
     from operations                          15,581    19,223    39,384     52,560      288      130        357       86
                                            --------  --------  --------   --------   ------   ------     ------   ------
Distributions to Shareholders:
   Net investment income                     (12,782)  (10,750)  (39,300)   (25,636)    (252)     (90)      (384)     (79)
   Net realized gains                             --        --    (3,091)       (31)     (15)      --         --       --
                                            --------  --------  --------   --------   ------   ------     ------   ------
     Total Distributions                     (12,782)  (10,750)  (42,391)   (25,667)    (267)     (90)      (384)     (79)
                                            --------  --------  --------   --------   ------   ------     ------   ------
Capital Share Transactions (1):
   Proceeds from shares issued                63,066    92,766   406,477    301,939    7,467    5,282      9,087    4,206
   Shares issued in lieu of cash
     distributions                            10,998     7,570    40,193     20,565      219       74        331       54
   Cost of shares repurchased                (45,769)  (53,428) (179,881)   (94,732)  (2,299)  (1,672)    (6,780)    (127)
                                            --------  --------  --------   --------   ------   ------     ------   ------
Increase (Decrease) in Net Assets from
     Capital Share Transactions               28,295    46,908   266,789    227,772    5,387    3,684      2,638    4,133
                                            --------  --------  --------   --------   ------   ------     ------   ------
   Net increase (decrease) in net assets      31,094    55,381   263,782    254,665    5,408    3,724      2,611    4,140
                                            --------  --------  --------   --------   ------   ------     ------   ------
Net Assets:
     Beginning of period                     221,058   165,677   494,221    239,556    3,724       --      4,140       --
                                            --------  --------  --------   --------   ------   ------     ------   ------
     End of period                          $252,152  $221,058  $758,003   $494,221   $9,132   $3,724     $6,751   $4,140
                                            ========  ========  ========   ========   ======   ======     ======   ======
(1) Capital Share Transactions:
     Shares issued                             5,794     8,743    39,016     29,571      740      526        908      421
     Shares issued in lieu of cash
       distributions                           1,008       714     3,842      2,007       22        7         33        5
     Shares repurchased                       (4,200)   (5,094)  (17,233)    (9,177)    (228)    (166)      (679)     (13)
                                            --------  --------  --------   --------   ------   ------     ------   ------
     Net increase (decrease) in capital shares 2,602     4,363    25,625     22,401      534      367        262      413
                                            ========  ========  ========   ========   ======   ======     ======   ======

(2)   SHORT-TERM MUNICIPAL BOND FUND COMMENCED OPERATIONS ON 3/6/95.
(3)   SHORT-TERM FIXED INCOME FUND COMMENCED OPERATIONS ON 3/13/95.
(4)   SMALLER COMPANIES FUND COMMENCED OPERATIONS ON 6/30/95.
(5)   INTERNATIONAL EQUITY FUND COMMENCED OPERATIONS ON 5/15/95.
(6)   EUROPEAN EQUITY FUND COMMENCED OPERATIONS ON 9/03/96.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            -------------      ---------------     -----------       --------------
                                                                                                     INTERNATIONAL
                                               SMALLER           INTERNATIONAL      EUROPEAN           SMALL CAP
                                              COMPANIES             EQUITY           EQUITY              EQUITY
                                               FUND (4)            FUND (5)         FUND (6)              FUND
                                            -------------      ---------------     -----------       --------------
                                            1996     1995      1996      1995         1996           1996      1995
                                            ----     ----      ----      ----         ----           ----      ----
OPERATIONS:
   Net investment income (loss)          $   (8)   $    8    $   19     $  19        $  (12)      $   399   $  268
   Net realized gain (loss) from
     security transactions                  351        (6)      162        (6)          206         2,740   (2,666)
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions       --        --        30        79            31         1,161        1
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency         --        --        (9)        9             5          (169)     160
   Net change in unrealized appreciation
     (depreciation) on investments          364       136       158       135           775         3,160   (1,776)
                                         ------    ------    ------    ------       -------      --------  -------
   Net increase (decrease) in net assets
     from operations                        707       138       360       236         1,005         7,291   (4,013)
                                         ------    ------    ------    ------       -------      --------  -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                     (9)       --      (108)       --            --          (479)    (270)
   Net realized gains                        --        --        --        --            --            --   (1,420)
                                         ------    ------    ------    ------       -------      --------  -------
     Total Distributions                     (9)       --      (108)       --            --          (479)  (1,690)
                                         ------    ------    ------    ------       -------      --------  -------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued              783     2,500       325     2,502        16,896        52,024   33,284
   Shares issued in lieu of cash
     distributions                            9        --       108        --            --           458    1,671
   Cost of shares repurchased               (13)       --        --        (1)           --       (43,502)  (7,133)
                                         ------    ------    ------    ------       -------      --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS             779     2,500       433     2,501        16,896         8,980   27,822
                                         ------    ------    ------    ------       -------      --------  -------
   Net increase (decrease) in net assets  1,477     2,638       685     2,737        17,901        15,792   22,119
                                         ------    ------    ------    ------       -------      --------  -------
NET ASSETS:
     Beginning of period                  2,638        --     2,738         1             1        90,917   68,798
                                         ------    ------    ------    ------       -------      --------  -------
     End of period                       $4,115    $2,638    $3,423    $2,738       $17,902      $106,709  $90,917
                                         ======    ======    ======    ======       =======      ========  =======
(1) CAPITAL SHARE TRANSACTIONS:
     Shares issued                           64       250        28       250         1,690         5,092    3,585
     Shares issued in lieu of cash
       distributions                          1        --        10        --            --            47      178
     Shares repurchased                      (1)       --        --        --            --        (4,102)    (738)
                                         ------    ------    ------    ------       -------      --------  -------
     Net increase (decrease) in capital
     shares                                  64       250        38       250         1,690         1,037    3,025
                                         ======    ======    ======    ======       =======      ========  =======


                                           ---------      ------------
                                            EUROPEAN        EMERGING
                                           SMALL CAP        MARKETS
                                             EQUITY          EQUITY
                                              FUND            FUND
                                           ---------     -------------
                                              1995      1996      1995
                                              ----      ----      ----
OPERATIONS:
   Net investment income (loss)             $   99   $   627    $   292
   Net realized gain (loss) from
     security transactions                      30     2,393        974
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions          28      (584)       (86)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency           (21)       54        (17)
   Net change in unrealized appreciation
     (depreciation) on investments           1,079     7,045*   (14,288)
                                            ------   -------    -------
   Net increase (decrease) in net assets
     from operations                         1,215     9,535    (13,125)
                                            ------   -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                       (10)     (332)      (119)
   Net realized gains                           --    (1,017)    (3,167)
                                            ------   -------    -------
     Total Distributions                       (10)   (1,349)    (3,286)
                                            ------   -------    -------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued               8,121    33,310     61,891
   Shares issued in lieu of cash
     distributions                              10     1,350      3,286
   Cost of shares repurchased                   (1)  (47,855)   (12,370)
                                            ------   -------    -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS              8,130   (13,195)    52,807
                                            ------   -------    -------
   Net increase (decrease) in net assets     9,335    (5,009)    36,396
                                            ------   -------    -------
NET ASSETS:
     Beginning of period                         1    93,288     56,892
                                            ------   -------    -------
     End of period                          $9,336   $88,279    $93,288
                                            ======   =======    =======
(1) CAPITAL SHARE TRANSACTIONS:
     Shares issued                             808     3,766      7,411
     Shares issued in lieu of cash
       distributions                             1       165        365
     Shares repurchased                         --    (5,393)    (1,451)
                                            ------   -------    -------
     Net increase (decrease) in capital
     shares                                    809    (1,462)     6,325
                                            ======   =======    =======

*  NET OF $43,000 CHANGE IN ACCRUED FOREIGN WITHHOLDING TAXES.

58 & 59

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST--FOR THE PERIODS ENDED OCTOBER 31,

                                                          -------------------     ----------------     -----------------
                                                                GLOBAL             INTERNATIONAL           EMERGING
                                                                 FIXED                 FIXED                MARKETS
                                                                INCOME                INCOME                 DEBT
                                                                 FUND                  FUND                  FUND
                                                          -------------------     ----------------     -----------------
                                                            1996      1995         1996     1995        1996      1995
                                                          --------- ---------     -------  -------     -------   -------
OPERATIONS:
   Net investment income                                   $ 8,155   $ 4,888     $ 1,593   $1,222      $ 7,665  $ 5,602
   Net realized gain (loss) from
     security transactions                                   3,388     1,380       1,093      434       10,414   (1,684)
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions                      (2,158)     (112)       (153)      48          (53)     (75)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                          (391)     (207)       (203)     312           57      (42)
   Net change in unrealized appreciation
     (depreciation) on investments                             209     4,323        (354)     861        7,275      (35)
                                                          --------  --------     -------  -------     --------  -------
   Net increase (decrease) in net assets
     from operations                                         9,203    10,272       1,976    2,877       25,358    3,766
                                                          --------  --------     -------  -------     --------  -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                    (5,023)   (1,222)     (1,587)     (76)      (6,316)    (447)
   Net realized gains                                         (946)       --        (283)      --           --      (41)
                                                          --------  --------     -------  -------     --------  -------
     Total Distributions                                    (5,969)   (1,222)     (1,870)     (76)      (6,316)    (488)
                                                          --------  --------     -------  -------     --------  -------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued                              55,202    82,695       7,725   10,597       67,563   64,746
   Shares issued in lieu of cash
     distributions                                           5,007       902       1,681       60        6,316      488
   Cost of shares repurchased                              (52,863)   (7,225)    (15,960)  (1,093)     (74,928)    (322)
                                                          --------  --------     -------  -------     --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                              7,346    76,372      (6,554)   9,564       (1,049)  64,912
                                                          --------  --------     -------  -------     --------  -------
   Net increase (decrease) in net assets                    10,580    85,422      (6,448)  12,365       17,993   68,190
                                                          --------  --------     -------  -------     --------  -------
NET ASSETS:
     Beginning of period                                   139,337    53,915      27,603   15,238       84,438   16,248
                                                          --------  --------     -------  -------     --------  -------
     End of period                                        $149,917  $139,337     $21,155  $27,603     $102,431  $84,438
                                                          ========  ========     =======  =======     ========  =======
(1) CAPITAL SHARE TRANSACTIONS:
     Shares issued                                           5,070     7,804         719      996        5,922    6,391
     Shares issued in lieu of cash
       distributions                                           463        94         155        6          587       51
     Shares repurchased                                     (4,891)     (694)     (1,436)    (100)      (6,847)     (31)
                                                          --------  --------     -------  -------     --------  -------
     Net increase (decrease) in capital shares                 642     7,204        (562)     902         (338)   6,411
                                                          ========  ========     =======  =======     ========  =======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
60

FINANCIAL HIGHLIGHTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST--FOR THE PERIODS ENDED OCTOBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                                                RATIO OF
                                 NET                  DISTRIBUTIONS                                                NET
         NET ASSET    NET     REALIZED   DISTRIBUTIONS    FROM                                      RATIO OF   INVESTMENT
           VALUE   INVESTMENT    AND       FROM NET     REALIZED   NET ASSET           NET ASSETS   EXPENSES  INCOME/(LOSS)
         BEGINNING  INCOME/   UNREALIZED  INVESTMENT    CAPITAL    VALUE END  TOTAL      END OF    TO AVERAGE  TO AVERAGE
         OF PERIOD  (LOSS)  GAINS (LOSSES)  INCOME       GAINS     OF PERIOD  RETURN  PERIOD (000) NET ASSETS  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
--------------------
MUNICIPAL BOND FUND:
--------------------
   1996   $10.86    $0.60     $ 0.13       $(0.60)    $   --       $10.99     6.90%    $252,152      0.55%       5.50%
   1995    10.37     0.61       0.49        (0.61)        --        10.86    10.90      221,058      0.54        5.75
   1994    11.36     0.60      (0.61)       (0.60)     (0.38)       10.37    (0.15)     165,677      0.54        5.60
   1993    10.56     0.67       0.84        (0.67)     (0.04)       11.36    14.68      148,022      0.55        5.94
   1992(1) 10.00     0.60       0.56        (0.60)        --        10.56    13.42+      94,700      0.55        6.31
-------------------
FIXED INCOME FUND:
-------------------
   1996   $10.62    $0.68     $(0.04)      $(0.68)    $(0.07)      $10.51     6.27%     $758,003     0.55%       6.52%
   1995     9.93     0.70       0.69        (0.70)        --        10.62    14.53       494,221     0.54        6.81
   1994    10.95     0.64      (0.91)       (0.64)     (0.11)        9.93    (2.58)      239,556     0.54        6.22
   1993     9.92     0.64       1.03        (0.64)        --        10.95    17.28       147,917     0.55        6.01
   1992(2) 10.00     0.06      (0.08)       (0.06)        --         9.92    (1.61)+      25,528     0.55        5.24
--------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
--------------------------------
   1996   $10.13    $0.54      $0.04       $(0.54)    $(0.04)      $10.13     5.90%       $9,132     0.53%       5.34%
   1995(3) 10.00     0.30       0.13        (0.30)        --        10.13     4.39+        3,724     0.52        4.60
------------------------------
SHORT-TERM FIXED INCOME FUND:
------------------------------
   1996   $10.01    $0.60     $(0.01)      $(0.60)    $   --       $10.00     6.09%       $6,751     0.53%       6.00%
   1995(4) 10.00     0.37       0.01        (0.37)        --        10.01     3.82+        4,140     0.52        5.86
-----------------------
SMALLER COMPANIES FUND:
-----------------------
   1996   $10.55   $(0.02)     $2.61       $(0.04)    $   --       $13.10    24.58%       $4,115     1.25%      (0.23)%
   1995(5) 10.00     0.03       0.52           --         --        10.55     5.50+        2,638     1.25        0.94
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------
   1996   $10.95    $0.11      $1.25       $(0.43)    $   --       $11.88    12.70%       $3,423     0.90%       0.72%
   1995(6) 10.00     0.08       0.87           --         --        10.95     9.50+        2,738     0.90        1.55
---------------------
EUROPEAN EQUITY FUND:
---------------------
   1996(7) $10.00   $ --       $0.60       $   --     $   --       $10.60     6.00%+     $17,902     0.90%      (0.41)%
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
   1996   $ 9.40    $0.03     $ 0.57       $(0.04)    $   --       $ 9.96     6.43%     $106,709     1.25%       0.35%
   1995    10.35     0.03      (0.72)       (0.04)     (0.22)        9.40    (6.67)       90,917     1.25        0.41
   1994(8) 10.00     0.02       0.33           --         --        10.35     3.50+       68,798     1.25        0.34


                          RATIO OF
          RATIO OF     NET INVESTMENT
          EXPENSES      INCOME/(LOSS)
         TO AVERAGE      TO AVERAGE
         NET ASSETS      NET ASSETS
         (EXCLUDING      (EXCLUDING
           WAIVERS          WAIVERS     PORTFOLIO  AVERAGE
             AND              AND       TURNOVER  COMMISSION
        REIMBURSEMENTS) REIMBURSEMENTS)   RATE      RATE*
------------------------------------------------------------
--------------------
MUNICIPAL BOND FUND:
--------------------
   1996     0.61%           5.44%          66%      N/A
   1995     0.62            5.67           63       --
   1994     0.67            5.47           94       --
   1993     0.75            5.74          160       --
   1992(1)  0.79            6.07          143       --
------------------
FIXED INCOME FUND:
------------------
   1996     0.61%           6.46%         176%      N/A
   1995     0.63            6.72          182       --
   1994     0.66            6.10          251       --
   1993     0.72            5.84          196       --
   1992(2)  1.66            4.13          148       --
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------
   1996     1.58%           4.29%         129%     N/A
   1995(3)  2.16            2.96           62       --
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------
   1996     1.29%           5.24%         124%     N/A
   1995(4)  2.84            3.54           90       --
-----------------------
SMALLER COMPANIES FUND:
-----------------------
   1996     2.55%          (1.53)%        141%   $0.0560
   1995(5)  2.28           (0.09)          23       --
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------
   1996     3.59%          (1.97)%         39%   $0.0221
   1995(6)  2.73           (0.28)          19       --
---------------------
EUROPEAN EQUITY FUND:
---------------------
   1996(7)  1.40%          (0.91)%          5%   $0.0324
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
   1996     1.38%           0.22%          47%   $0.0170
   1995     1.48            0.18           62       --
   1994(8)  1.67           (0.08)          41       --

 +   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) MUNICIPAL BOND FUND COMMENCED OPERATIONS ON 12/13/91. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) FIXED INCOME FUND COMMENCED OPERATIONS ON 9/18/92. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) SHORT-TERM MUNICIPAL BOND FUND COMMENCED OPERATIONS ON 3/6/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) SHORT-TERM FIXED INCOME FUND COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) SMALLER COMPANIES FUND COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) INTERNATIONAL EQUITY FUND COMMENCED OPERATIONS ON 5/15/95. ALL
     RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) EUROPEAN EQUITY FUND COMMENCED OPERATIONS ON 9/3/96 ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) INTERNATIONAL SMALL CAP EQUITY FUND COMMENCED OPERATIONS ON 1/3/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
   * AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST--FOR THE PERIODS ENDED OCTOBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                RATIO OF
                                 NET                  DISTRIBUTIONS                                                NET
         NET ASSET    NET     REALIZED   DISTRIBUTIONS    FROM                                      RATIO OF   INVESTMENT
           VALUE   INVESTMENT    AND       FROM NET     REALIZED   NET ASSET           NET ASSETS   EXPENSES  INCOME/(LOSS)
         BEGINNING  INCOME/   UNREALIZED  INVESTMENT    CAPITAL    VALUE END  TOTAL      END OF    TO AVERAGE  TO AVERAGE
         OF PERIOD  (LOSS)  GAINS (LOSSES)  INCOME       GAINS     OF PERIOD  RETURN  PERIOD (000) NET ASSETS  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
   1996   $11.55    $0.12       $1.03      $(0.12)      $(0.04)     $12.54    10.06%    $9,856        1.25%      0.96%
   1995(1) 10.00     0.12        1.44       (0.01)        --         11.55    15.66+     9,336        1.25       1.25
-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------
   1996   $ 8.11   $ 0.06      $ 0.75      $(0.03)      $(0.09)     $ 8.80    10.02%   $88,279        1.25%      0.63%
   1995    11.00     0.04       (2.29)      (0.02)       (0.62)       8.11   (21.00)    93,288        1.25       0.44
   1994(2) 10.00    (0.01)       1.01         --          --         11.00    10.00+    56,892        1.36      (0.12)
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------
   1996   $10.99    $0.59       $0.12      $(0.37)      $(0.07)     $11.26     6.60%  $149,917        0.75%      5.39%
   1995     9.85     0.35        0.99       (0.20)        --         10.99    13.88    139,337        0.78       5.61
   1994(3) 10.00     0.25       (0.40)        --          --          9.85    (1.50)+   53,915        0.85       5.71
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
   1996   $11.34    $0.86      $(0.12)     $(0.66)      $(0.12)     $11.30     6.82%   $21,155        0.75%      5.41%
   1995     9.94     0.42        1.03       (0.05)        --         11.34    14.66     27,603        0.78       5.51
   1994(4) 10.00     0.29      $(0.35)        --          --          9.94    (0.60)+   15,238        0.85       5.66
----------------------------
EMERGING MARKETS DEBT FUND:
----------------------------
   1996   $10.55    $1.21      $ 2.60      $(1.00)      $ --        $13.36    38.42%  $102,431        1.50%     10.15%
   1995    10.19     0.65       (0.17)      (0.11)       (0.01)      10.55     4.85     84,438        1.79      10.97
   1994(5) 10.00     0.13        0.06         --          --         10.19     1.90+    16,248        1.90       7.04

                          RATIO OF
          RATIO OF     NET INVESTMENT
          EXPENSES      INCOME/(LOSS)
         TO AVERAGE      TO AVERAGE
         NET ASSETS      NET ASSETS
         (EXCLUDING      (EXCLUDING
           WAIVERS          WAIVERS     PORTFOLIO  AVERAGE
             AND              AND       TURNOVER  COMMISSION
        REIMBURSEMENTS) REIMBURSEMENTS)   RATE      RATE*
------------------------------------------------------------
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
   1996    2.50%           (0.29)%        49%     $0.0327
   1995(1) 2.24             0.26          34         --
-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------
   1996    1.52%            0.36%         69%     $0.0003
   1995    1.55             0.14          49         --
   1994(2) 1.79            (0.55)         45         --
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------
   1996    0.79%            5.35%        223%       N/A
   1995    0.87             5.52         147         --
   1994(3) 1.28             5.28         173         --
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
   1996    1.03%            5.13%        235%       N/A
   1995    1.15             5.14         187         --
   1994(4) 1.42             5.09         130         --
----------------------------
EMERGING MARKETS DEBT FUND:
----------------------------
   1996    1.92%            9.73%        227%       N/A
   1995    2.05            10.71         266         --
   1994(5) 2.60             6.34          52         --

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) EUROPEAN SMALL CAP EQUITY FUND COMMENCED OPERATIONS ON 11/1/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) EMERGING MARKETS EQUITY FUND COMMENCED OPERATIONS ON 2/2/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) GLOBAL FIXED INCOME FUND COMMENCED OPERATIONS ON 1/3/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) INTERNATIONAL FIXED INCOME FUND COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) EMERGING MARKETS DEBT FUND COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
*   AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND
    SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
           62

NOTES TO FINANCIAL STATEMENTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

1. ORGANIZATION
Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of eighteen investment portfolios (Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to collectively as the "Funds". At October 31, 1996, the Large Cap Growth Fund, Microcap Fund, Global Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund had not yet commenced operations. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.
     On December 28, 1994, pursuant to plans of reorganization approved by the Municipal Bond Fund shareholders and the Fixed Income Fund shareholders on December 5, 1994, all of the assets of the Morgan Grenfell Municipal Bond Fund and the Morgan Grenfell Fixed Income Fund (formerly part of The Advisors' Inner Circle Fund) were transferred to the Municipal Bond Fund and Fixed Income Fund respectively (the "Portfolios"), newly formed portfolios of the Trust, in exchange for shares of the Portfolios and assumption of stated liabilities of the two funds. The Municipal Bond Fund reorganization was accomplished by a tax-free exchange of the Municipal Bond Fund's net assets (valued at $149,509,966) for 14,567,909 shares of the corresponding Portfolio. The Fixed Income Fund reorganization was accomplished by a tax-free exchange of the Fixed Income Fund's net assets (valued at $273,285,174) for 27,846,079 shares of the corresponding Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
     SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Capital Management, Inc. and Morgan Grenfell Investment Services Limited (the "Advisors"), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market value is not readily available or securities whose market value does not, in the opinion of the applicable Advisor, reflect fair value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
     INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
63

================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

     The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.
     NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
     The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Funds do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
     The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income for such purposes.
     FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Net Assets as an investment and subsequently marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.
64

     DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
     Accordingly, the following permanent differences primarily attributable to realized foreign exchange gains and losses, have been reclassified from accumulated net realized gain (loss) on foreign currency transactions to undistributed net investment income:

                                                 (000)
                                                ------
     International Equity Fund                  $   30
     European Equity Fund                           31
     International Small Cap Equity Fund         1,161
     European Small Cap Equity Fund                 33
     Emerging Markets Equity Fund                 (584)
     Global Fixed Income Fund                   (2,158)
     International Fixed Income Fund              (153)
     Emerging Markets Debt Fund                    (53)

     These reclassifications have no effect on net assets on net asset values per share.
     In addition, during the year ended October 31, 1996, the International Small Cap Equity Fund transferred securities at their market value to a shareholder in order to meet a redemption of the Fund's shares by the shareholder. The International Small Cap Equity Fund recorded a realized gain of $1,159,245 in connection with the transfer. Such realized gains are not taxable for Federal income tax purposes. Accordingly, the International Small Cap Equity Fund reclassified $1,159,245 to paid-in-capital. The net asset value of the International Small Cap Equity Fund was not affected by this reclassification.

     EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell Capital Management, Inc. absorbed all expenses of organizing the Trust.
     All organizational costs incurred with the start of the Municipal Bond Fund and the Fixed Income Fund are being amortized on a straight line basis over a period of sixty months.
     OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. ADMINISTRATION, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS
The Trust has entered into an administration agreement with SEI Financial Management Corporation (the "Administrator"), pursuant to which the Administrator receives an annual fee based on the aggregate average daily net assets of all the Funds as follows: 0.15% up to $300,000,000; 0.12% from $300,000,000 up to $500,000,000; 0.10% from $500,000,000 up to $1,000,000,000;
and 0.08% in excess of $1,000,000,000. Each Fund pays the Administrator a minimum annual fee that equals (after a one-year phase in period) the following:
$50,000 each for the Municipal Bond Fund, Fixed Income Fund, Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund and Smaller Companies Fund; $75,000 each for the International Equity Fund, European Equity Fund, Global Fixed Income Fund and International Fixed Income Fund; and $100,000 each for the International Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, and Emerging Markets Debt Fund.

     The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions.

NOTES TO FINANCIAL STATEMENTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

     Under advisory agreements with the Trust, Morgan Grenfell Capital Management, Inc. serves as the Advisor for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Advisor for the International Funds (collectively referred to as "Advisors). For these services, the Advisors are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

     Municipal Bond Fund                           0.40%
     Fixed Income Fund                             0.40%
     Short-Term Municipal Bond Fund                0.40%
     Short-Term Fixed Income Fund                  0.40%
     Smaller Companies Fund                        1.00%
     International Equity Fund                     0.70%
     European Equity Fund                          0.70%
     International Small Cap Equity Fund           1.00%
     European Small Cap Equity Fund                1.00%
     Emerging Markets Equity Fund                  1.00%
     Global Fixed Income Fund                      0.50%
     International Fixed Income Fund               0.50%
     Emerging Markets Debt Fund                    1.50%

     The Advisors have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

     Municipal Bond Fund                            0.55%
     Fixed Income Fund                              0.55%
     Short-Term Municipal Bond Fund                 0.55%
     Short-Term Fixed Income Fund                   0.55%
     Smaller Companies Fund                         1.25%
     International Equity Fund                      0.90%
     European Equity Fund                           0.90%
     International Small Cap Equity Fund            1.25%
     European Small Cap Equity Fund                 1.25%
     Emerging Markets Equity Fund                   1.25%
     Global Fixed Income Fund                       0.65%*
     International Fixed Income Fund                0.65%*
     Emerging Markets Debt Fund                     1.50%
*0.75% PRIOR TO OCTOBER 31, 1996.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisors.
     SEI Financial Services Company (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisors, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.
     During the year ended October 31, 1996, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisor at market value.

4. FORWARD FOREIGN CURRENCY CONTRACTS
The International Funds enter into forward foreign currency exchange contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding at October 31, 1996:

                   CURRENCY TO       IN       UNREALIZED
                   (DELIVER)/     EXCHANGE   APPRECIATION
    MATURITY         RECEIVE         FOR    (DEPRECIATION)
      DATE            (000)         (000)        (000)
---------------   -------------   --------   ------------

GLOBAL FIXED INCOME FUND:
-------------------------
FOREIGN CURRENCY SALES:
11/15-12/19/96    CA    (11,700)  $ 8,539       $(202)
12/19/96-02/20/97 DM    (13,150)    8,851         116
12/19/96-02/20/97 DK    (31,400)    5,390         (38)
01/03/97          IL(10,310,000)    6,724         (48)
12/19/96-02/20/97 SK    (59,400)    8,969        (100)
12/19/96-02/20/97 UK     (6,100)    9,631        (221)
                                                -----
                                                 (493)
                                                -----
FOREIGN CURRENCY PURCHASES:
12/19/96-02/20/97 DM     19,700   $12,943         157
12/19/96          IL  6,600,000     4,307          33
12/19/96          JY    800,000     7,547        (468)
02/20/97          UK      2,800     4,563         (43)
                                                -----
                                                 (321)
                                                -----
                                                $(814)
                                                =====
66

                   CURRENCY TO       IN       UNREALIZED
                   (DELIVER)/     EXCHANGE   APPRECIATION
    MATURITY         RECEIVE         FOR    (DEPRECIATION)
      DATE            (000)         (000)        (000)
 ---------------  -------------   --------   ------------

INTERNATIONAL FIXED INCOME FUND:
--------------------------------
FOREIGN CURRENCY SALES:
11/15/96-01/16/97 CA     (2,000)   $1,474       $ (23)
12/19/96-02/20/97 DM     (1,440)      966           9
12/19/96          DK     (6,560)    1,150          19
12/19/96          ES     (3,200)      623          (5)
12/19/96          IL (2,230,000)    1,455         (11)
12/19/96          JY    (71,000)      648          20
01/16-02/20/97    SK    (11,100)    1,679         (16)
12/19/96-02/20/97 UK   (820,000)    1,294         (31)
                                                -----
                                                  (38)
                                                -----

FOREIGN CURRENCY PURCHASES:

12/19/96-02/20/97 DM      1,500    $  984          14
12/19/96-01/16/97 DK      2,000       808           3
12/19/96          ES      8,600     1,707         (20)
12/19/96          IL  2,070,000     1,353           8
12/19/96-02/20/97 JY    213,600     1,978         (91)
02/20/97          UK        395       643          (5)
                                                -----
                                                  (91)
                                                -----
                                                $(129)
                                                =====
CURRENCY LEGEND
---------------
CA    Canadian Dollar        IL  Italian Lira
DM    German Mark            JY  Japanese Yen
DK    Danish Kroner          SK  Swedish Krona
ES    Spanish Peseta         UK  British Pound Sterling

     At October 31, 1996, the Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund had unrealized losses on closed but unsettled forward foreign currency contracts of $65,868, $22,059, and $4,132 respectively, scheduled to settle between November 15, 1996 and February 20, 1997.

5. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the period ended October 31, 1996, were as follows:

                                   PURCHASES      SALES
                                     (000)        (000)
                                   ---------   --------
Municipal Bond Fund                 $168,226   $144,360
Fixed Income Fund                    486,517    386,740
Short-Term Municipal Bond Fund         7,426      4,388
Short-Term Fixed Income Fund          11,714     10,572
Smaller Companies Fund                 4,753      4,165
International Equity Fund              1,567      1,197
European Equity Fund                   7,215        899
International Small Cap Equity Fund   66,687     50,678
European Small Cap Equity Fund         4,739      5,362
Emerging Markets Equity Fund          66,646     76,815
Global Fixed Income Fund             283,429    264,510
International Fixed Income Fund       68,785     70,230
Emerging Markets Debt Fund           174,434    161,229

     The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities, during the period ended October 31, 1996, were as follows:

                                   PURCHASES      SALES
                                     (000)        (000)
                                   ---------   --------
Fixed Income Fund                   $682,508   $557,405
Short-Term Fixed Income Fund          14,724      6,834
Global Fixed Income Fund              55,187     52,193
Emerging Markets Debt Fund             1,410      3,163

     For Federal income tax purposes, the cost of securities owned at October 31, 1996 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at October 31, 1996 for each Fund is as follows:

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

                                                        NET
                                                     UNREALIZED
                         APPRECIATED   DEPRECIATED  APPRECIATION/
                         SECURITIES    SECURITIES  (DEPRECIATION)
                            (000)         (000)         (000)
                         -----------   -----------  -------------
Municipal Bond Fund        $ 5,170      $  (367)       $ 4,803
Fixed Income Fund           14,794       (2,152)        12,642
Short-Term Municipal
   Bond Fund                    54          (14)            40
Short-Term Fixed Income Fund    19          (12)             7
Smaller Companies Fund         648         (148)           500
International Equity Fund      412         (119)           293
European Equity Fund         3,955         (230)         3,725
International Small Cap
   Equity Fund              15,310      (10,480)         4,830
European Small Cap
   Equity Fund               2,242         (642)         1,600
Emerging Markets
   Equity Fund              12,163       (7,948)         4,215*
Global Fixed Income Fund     5,186         (365)         4,821
International Fixed
   Income Fund                 982         (109)           873
Emerging Markets
   Debt Fund                 7,465         (313)         7,152
* NET OF $43,000 ACCRUED FOREIGN WITHHOLDING TAXES.

     At October 31, 1996 the following Funds had available realized capital losses to offset future net capital gains:

                                    (000)  EXPIRATION DATE
                                    -----  ---------------
Fixed Income Fund                   $530        2004
Short-Term Fixed Income Fund          26        2004
International Small Cap Equity Fund  859        2003

6. LOAN PARTICIPATIONS/ASSIGNMENTS
The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. CONCENTRATION OF RISKS
The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
     The Fixed Income Fund and Short-Term Fixed Income Fund invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund and Short-Term Fixed Income Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
     Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.
68

8. IN KIND TRANSFER OF SECURITIES
During the period ended October 31, 1996, the European Equity Fund issued 1,689,459 shares of beneficial interest in exchange for portfolio securities from certain accounts managed by Morgan Grenfell Investment Services, Limited at their current value of $16,894,593.
     The tax basis of the securities exchanged for shares of beneficial interest of the European Equity Fund was carried over and included $2,949,576 of unrealized gain.

9.  SALE OF CERTAIN INVESTMENTS IN UNLISTED SECURITIES
On September 17, 1996, the International Small Cap Equity Fund and the European Small Cap Equity Fund sold certain investments in unlisted securities to Deutsche Bank AG, an indirect parent of the Advisors, at their value as of August 30, 1996. The cost of securities sold, the proceeds from sale to Deutsche Bank and the net realized gain (loss) from the transactions are as follows:

                           COST OF       PROCEEDS  NET REALIZED
                       SECURITIES SOLD  FROM SALE   GAIN/(LOSS)
                       ---------------  ---------  ------------
International Small Cap
   Equity Fund            $625,651       $644,240   $  18,589
European Small Cap
   Equity Fund             750,145        392,960    (357,185)

     In addition, Deutsche Bank agreed to pay approximately $16,000 and $20,000 to the International Small Cap Equity Fund and the European Small Cap Equity Fund, respectively, as interest at the applicable short-term interest rates calculated on the cost of the securities sold for the period they were held by each Fund before the sale. Deutsche Bank has also agreed to indemnify each of these Funds for any related loss plus reasonable interest if it is subsequently determined based upon findings by an independent third party that there were any irregularities in the purchase of these securities or if the August 30, 1996 valuation for these securities is found to be inadequate.

REPORT OF INDEPENDENT ACCOUNTS
================================================================================

To the Shareholders and Board of Trustees

Morgan Grenfell Investment Trust

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund, Smaller Companies Fund, International Equity Fund, European Equity Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund, and Emerging Markets Debt Fund series of Morgan Grenfell Investment Trust, (the "Trust") at October 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, and the financial position of the Municipal Bond Fund and Fixed Income Fund series of the Trust at October 31, 1996, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility fo the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for the years ended October 31, 1994 and October 31, 1993, and the period ended October 31, 1992 of the Municipal Bond Fund and Fixed Income Fund were audited by other independent accountants whose report dated December 14, 1994 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSE LLP

1177 Avenue of the Americas
New York, NY 10036
December 23, 1996

NOTICE TO SHAREHOLDERS (UNAUDITED)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1996 CALENDAR YEAR AFTER YEAR END.

Dear Morgan Grenfell Shareholders:

       For the fiscal year ended October 31, 1996, each portfolio is hereby designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                      (A)              (B)
                                LONG TERM         ORDINARY             (C)                           (E)           (F)
                            CAPITAL GAINS           INCOME           TOTAL              (D)          TAX       FOREIGN
                            DISTRIBUTIONS    DISTRIBUTIONS   DISTRIBUTIONS       QUALIFYING       EXEMPT           TAX
FUND                         (TAX BASIS)+     (TAX BASIS)+    (TAX BASIS)+    DIVIDENDS (1)     INTEREST    CREDIT (2)
----                        -------------    -------------   -------------    -------------     --------    ----------
Municipal Bond Fund                 0.00%          100.00%         100.00%            0.00%      100.00%         0.00%
Fixed Income Fund                   0.00%          100.00%         100.00%            0.00%        0.00%         0.00%
Short-Term Municipal Bond Fund      0.00%          100.00%         100.00%            0.00%       94.48%         0.00%
Short-Term Fixed Income Fund        0.00%          100.00%         100.00%            0.00%        0.00%         0.00%
Smaller Companies Fund              0.00%          100.00%         100.00%           91.67%        0.00%         0.00%
International Equity Fund           0.00%          100.00%         100.00%            0.00%        0.00%         1.83%
European Equity Fund                0.00%            0.00%           0.00%            0.00%        0.00%         0.00%
International Small Cap Equity Fund 0.00%          100.00%         100.00%            0.00%        0.00%        36.89%
European Small Cap Equity Fund      0.00%          100.00%         100.00%            0.00%        0.00%        23.09%
Emerging Markets Equity Fund       33.92%           66.08%         100.00%            0.00%        0.00%        39.15%
Global Fixed Income Fund            1.74%           98.26%         100.00%            0.00%        0.00%         0.00%
International Fixed Income Fund     0.58%           99.42%         100.00%            0.00%        0.00%         0.00%
Emerging Markets Debt Fund          0.00%          100.00%         100.00%            0.00%        0.00%         0.00%

------------
+   AS DETERMINED FOR FEDERAL TAX PURPOSES.
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
(2) SEE ATTACHED NOTICE WHICH DETAILS THE PER SHARE AMOUNT OF FOREIGN TAXES PAID BY COUNTRY AND THE PER SHARE AMOUNT OF EACH DIVIDEND THAT REPRESENTS INCOME DERIVED FROM SOURCES WITHIN EACH COUNTRY.
  * ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE FUND'S TOTAL
    DISTRIBUTIONS.
**  ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY
    INCOME DISTRIBUTIONS OF THE FUND.

    PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

NOTICE TO SHAREHOLDERS (UNAUDITED)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1996

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1996 CALENDAR YEAR AFTER YEAR END.

The Morgan Grenfell International Equity Fund, International Small Cap Equity Fund, European Small Cap Equity Fund and Emerging Markets Equity Fund have made an election under Section 853 of the Internal Revenue Code (the "Code") to provide a foreign tax deduction or credit to their shareholders for the fiscal year ended October 31, 1996. The information provided below is pertinent to taxpayers who meet the following two criteria: 1) file a U.S. Federal Income Tax Return and 2) held shares of the Fund on the dividend record date of December 29, 1995 and satisfy the applicable requirements of the Code.

The amount per share of income from, and foreign taxes paid to, each country (expressed in U.S. dollars) is listed in the following schedule:

MORGAN GRENFELL INTERNATIONAL EQUITY FUND
                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------       ----------
Australia                        0.0060          0.0001
France                           0.0606          0.0000
Germany                          0.0449          0.0010
Hong Kong                        0.0167          0.0000
Japan                            0.0038          0.0001
Malaysia                         0.0090          0.0004
Netherlands                      0.0158          0.0004
Singapore                        0.0092          0.0004
Spain                            0.0048          0.0002
Switzerland                      0.0006          0.0000
Thailand                         0.0045          0.0000
United Kingdom                   0.2081          0.0053
United States                    0.0554          0.0000
                                 ------          ------
                                 0.4394          0.0079

MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND
                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------       ----------
Austria                          0.0010          0.0001
Belgium                          0.0008          0.0002
Finland                          0.0003          0.0002
France                           0.0147          0.0000
Germany                          0.0248          0.0077
Italy                            0.0032          0.0004
Netherlands                      0.0113          0.0021
Norway                           0.0027          0.0006
Spain                            0.0030          0.0007
Sweden                           0.0023          0.0015
Switzerland                      0.0103          0.0021
United Kingdom                   0.0584          0.0122
United States                    0.0154          0.0000
                                 ------          ------
                                 0.1482          0.0278

MORGAN GRENFELL INTERNATIONAL SMALL CAP EQUITY FUND
                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------       ----------
Australia                        0.0047          0.0017
Austria                          0.0003          0.0001
Belgium                          0.0001          0.0000
Finland                          0.0003          0.0001
France                           0.0024          0.0000
Germany                          0.0062          0.0032
Hong Kong                        0.0028          0.0000
Indonesia                        0.0011          0.0003
Italy                            0.0007          0.0001
Japan                            0.0089          0.0025
Malaysia                         0.0019          0.0009
Netherlands                      0.0020          0.0006
Norway                           0.0007          0.0002
Singapore                        0.0007          0.0002
South Korea                      0.0001          0.0000
Spain                            0.0009          0.0002
Sweden                           0.0003          0.0001
Switzerland                      0.0026          0.0008
Thailand                         0.0009          0.0002
United Kingdom                   0.0160          0.0047
United States                    0.0054          0.0000
                                 ------          ------
                                 0.0590          0.0159

MORGAN GRENFELL EMERGING MARKETS EQUITY FUND
                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------       ----------
Argentina                        0.0014          0.0000
Brazil                           0.0127          0.0055
Chile                            0.0007          0.0002
Colombia                         0.0009          0.0000
Greece                           0.0008          0.0000
Hungary                          0.0001          0.0000
India                            0.0002          0.0000
Indonesia                        0.0006          0.0001
Malaysia                         0.0066          0.0037
Mexico                           0.0017          0.0000
Peru                             0.0008          0.0000
Philippines                      0.0002          0.0001
Portugal                         0.0006          0.0002
South Africa                     0.0026          0.0004
South Korea                      0.0005          0.0000
Taiwan                           0.0008          0.0001
Thailand                         0.0026          0.0007
Turkey                           0.0015          0.0000
Venezuela                        0.0001          0.0000
United Kingdom                   0.0001          0.0000
United States                    0.0036          0.0000
                                 ------          ------
                                 0.0391          0.0110
72

MORGAN
GRENFELL
INVESTMENT
TRUST
----------
ANNUAL
REPORT


OCTOBER 31, 1996

TRUSTEES AND OFFICERS
James E. Minnick,
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF TRUSTEES
Patrick W. Disney,
SENIOR VICE PRESIDENT AND TRUSTEE
Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE
David W. Baldt,
VICE PRESIDENT
James H. Grifo,
VICE PRESIDENT
Martin A. Hall,
VICE PRESIDENT
Neil P. Jenkins,
VICE PRESIDENT
Ian D. Kelson,
VICE PRESIDENT
John G. Alshefski,
TREASURER, PRINCIPAL ACCOUNTING OFFICER,
CHIEF FINANCIAL OFFICER
Mark G. Arthus,
SECRETARY AND COMPLIANCE OFFICER
INVESTMENT ADVISORS
Morgan Grenfell Capital Management, Inc.
Morgan Grenfell Investment Services Limited
ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
SEI Financial Management Corporation
DISTRIBUTOR
SEI Financial Services Company
CUSTODIANS
The Northern Trust Company
CoreStates Bank, N.A.
TRANSFER AGENT
DST Systems, Inc.
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
LEGAL COUNSEL
Hale and Dorr

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI FINANCIAL SERVICES COMPANY, THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.

MIT-F-004-03

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -  OCTOBER 31, 1996


                                    --------     ------    -------    ---------
                                                           PACIFIC    JAPANESE
                                                 GLOBAL     BASIN     SMALL CAP
                                    MICROCAP     EQUITY     EQUITY     EQUITY
                                      FUND        FUND       FUND       FUND
                                    --------     ------    -------    ---------
ASSETS:
   Cash                              $1,100      $1,000     $1,000     $1,000
                                     ------      ------     ------     ------
   Total Assets                       1,100       1,000      1,000      1,000
                                     ------      ------     ------     ------
LIABILITIES:                              -           -          -          -
                                     ------      ------     ------     ------
NET ASSETS:                          $1,100      $1,000     $1,000     $1,000
                                     ======      ======     ======     ======

Shares of beneficial interest issued
   and outstanding (unlimited
   authorization-based on
   $0.001 par value)                    110         100        100        100
                                     ======      ======     ======     ======
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE        $10.00      $10.00     $10.00     $10.00
                                     ======      ======     ======     ======

  THE FUNDS HAVE NOT COMMENCED OPERATIONS AS OF OCTOBER 31, 1996.

NOTES TO FINANCIAL STATEMENTS
MORGAN GRENFELL INVESTMENT TRUST - OCTOBER 31, 1996


1.  ORGANIZATION

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of eighteen investment portfolios (Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund, Morgan Grenfell MicroCap Fund, Morgan Grenfell International Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund. These financial statements relate only to the Morgan Grenfell MicroCap Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund and Morgan Grenfell Japanese Small Cap Equity Fund (hereafter referred to as the "Funds"). At October 31, 1996, the Morgan Grenfell MicroCap Fund had no operations other than the sale of initial 100 shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation on August 23, 1996 and sale of 10 shares to DST Systems, Inc. (the transfer agent) on October 21, 1996. At October 31, 1996, the Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund and Morgan Grenfell Japanese Small Cap Equity Fund had no operations other than the sale of initial shares to the Administrator on December 29, 1993. Morgan Grenfell Capital Management, Inc. (the "Advisor") absorbed all expenses of organizing the Trust.


2.  ADMINISTRATION, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS

The Trust has entered into an administration agreement with SEI Financial Management Corporation (the "Administrator"), pursuant to which the Administrator receives a monthly fee based on the aggregate average daily net assets of all the Funds as follows: 0.15% up to $300,000,000; 0.12% from $300,000,000 up to $500,000,000; 0.10% from $500,000,000 up to $1,000,000,000;
and 0.08% in excess of $1,000,000,000. Each fund pays the Administrator a minimum annual fee that equals (after a one year phase in period) the following:
$50,000 for the MicroCap Fund, $75,000 for the Global Equity Fund and Pacific Basin Equity Fund, and $100,000 for the Japanese Small Cap Equity Fund.
     The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions.
     Under advisory agreements with the Trust, Morgan Grenfell Capital Management, Inc. serves as the Advisor for the MicroCap Fund and Morgan Grenfell Investment Services Limited serves as the Advisor for the Global Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund (collectively referred to as the "Advisors"). For these services, the Advisors are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

         MicroCap Fund                      1.50%
         Global Equity Fund                 0.70%
         Pacific Basin Equity Fund          0.70%
         Japanese Small Cap Equity Fund     1.00%

The Advisors have voluntarily agreed to reduce their advisory fee to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

         MicroCap Fund                      1.75%
         Global Equity Fund                 0.90%
         Pacific Basin Equity Fund          0.90%
         Japanese Small Cap Equity Fund     1.25%

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisor.

SEI Financial Services Company (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisors, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
Morgan Grenfell Investment Trust


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material aspects, the financial position of the MicroCap Fund, Global Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund (comprising Morgan Grenfell Investment Trust, hereafter referred to as the "Trust") at October 31, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177  Avenue of the Americas
New York, NY   10036
December 23, 1996